As filed with the Securities and Exchange Commission on April 18, 2008
                   Securities Act Registration No. ___________

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

  Pre-effective Amendment No. [ ]           Post-effective Amendment No. [ ]
                        (Check appropriate box or boxes)

                         GARDNER LEWIS INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (800) 430-3863

Name and Address of Agent for Service:                        Copy to:

          Tina H. Bloom, Esq.                           John H. Lively, Esq.
      Ultimus Fund Solutions, LLC                    Husch Blackwell Sanders LLP
     225 Pictoria Drive, Suite 450                  4801 Main Street, Suite 1000
         Cincinnati, OH 45246                           Kansas City, MO 64112

      Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

      It is proposed that this filing will become effective on May 19, 2008, pursuant to Rule 488.

      The title of the securities being registered are Institutional shares of the Chesapeake Growth Fund. No filing fee is due in reliance on Section 24(f) of the Investment Company Act of 1940.

                        CHESAPEAKE AGGRESSIVE GROWTH FUND
                  A PORTFOLIO OF GARDNER LEWIS INVESTMENT TRUST

                        285 Wilmington-West Chester Pike
                              Chadds Ford, PA 19317

                                  May 27, 2008

Dear Shareholder:

      We are seeking your approval of an Agreement and Plan of Reorganization (the "Agreement") that provides for a proposed reorganization of the Chesapeake Aggressive Growth Fund (your "Fund") into the Chesapeake Growth Fund ("Buying Fund") (the "Reorganization"). The Reorganization will result in the combination of the two Funds. You will receive Institutional shares of Buying Fund in connection with the Reorganization if approved by the shareholders of your Fund.

      The Reorganization is being proposed in order to achieve operating efficiencies, lower operating expenses, and to provide the opportunity for a more efficient investment management process. The Reorganization may benefit you by achieving operating efficiencies and reducing operating expenses due to the spreading of fixed costs over a larger pool of assets. As a result of the Reorganization, it is anticipated that your operating expenses will be reduced since Buying Fund has a lower advisory fee and, based on current conditions, has a lower overall operating expense ratio than your Fund.

      The enclosed Proxy Statement and Prospectus describes the proposed Reorganization and compares, among other things, the investment objectives and strategies, operating expenses and performance history of your Fund and Buying Fund. You should review the enclosed materials carefully.

      After  careful  consideration,  the Board of  Trustees  (the  "Board")  of
Gardner   Lewis   Investment   Trust  has   approved  the   Agreement   and  the
Reorganization. The Board recommends that you vote FOR the proposal.

      Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote in person. If you expect to attend the meeting in person, or have questions, please notify us by calling
(800) 430-3863. You may also vote by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, reminding you to vote.

Sincerely,

/s/ John L. Lewis
---------------------------
John L. Lewis
President

                        CHESAPEAKE AGGRESSIVE GROWTH FUND
                  A PORTFOLIO OF GARDNER LEWIS INVESTMENT TRUST

                        285 Wilmington-West Chester Pike
                              Chadds Ford, PA 19317

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 25, 2008

We cordially invite you to attend our Special Meeting of Shareholders to:

1. Approve an Agreement and Plan of Reorganization under which all of the assets of the Chesapeake Aggressive Growth Fund (the "Aggressive Growth Fund") will be transferred to the Chesapeake Growth Fund (the "Growth Fund"), both of which are portfolios of Gardner Lewis Investment Trust (the "Trust"). The Growth Fund will assume the liabilities of the Aggressive Growth Fund and the Trust will issue Institutional shares of the Growth Fund to shareholders of the Aggressive Growth Fund.

2. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

      We are holding the Special Meeting at the offices of the Trust's administrator, Ultimus Fund Solutions, LLC, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio, 45246 on June 25, 2008 at 10:00 a.m., Eastern Time.

      Shareholders of record as of the close of business on May 7, 2008 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting.

      WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF TRUST. YOU MAY ALSO VOTE BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY CARD, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF TRUST OR BY VOTING IN PERSON AT THE SPECIAL MEETING.


/s/ John F. Splain
------------------------------
John F. Splain
Secretary

May 27, 2008

                        CHESAPEAKE AGGRESSIVE GROWTH FUND
                  CHESAPEAKE GROWTH FUND - INSTITUTIONAL SHARES

                         GARDNER LEWIS INVESTMENT TRUST
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317
                                 (800) 430-3863

                     COMBINED PROXY STATEMENT AND PROSPECTUS
                                 May 19, 2008

      This document is a combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). We are sending you this Proxy Statement/Prospectus in connection with the Special Meeting of Shareholders (the "Special Meeting") of the Chesapeake Aggressive Growth Fund. The Special Meeting will be held on June 25, 2008 at 10:00 a.m., Eastern Time. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about May 27, 2008 to all shareholders entitled to vote at the Special Meeting.

      At the Special Meeting, we are asking shareholders of the Chesapeake Aggressive Growth Fund (your "Fund") to consider and approve an Agreement and Plan of Reorganization (the "Agreement") that provides for the reorganization of your Fund into the Chesapeake Growth Fund ("Buying Fund"), both of which are investment portfolios of Gardner Lewis Investment Trust (the "Trust") (the "Reorganization"). Under the Agreement, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of your Fund, and the Trust will issue Institutional shares of Buying Fund to shareholders of your Fund.

      The Trust is a registered open-end management investment company that issues shares in separate series. Gardner Lewis Asset Management L.P. ("GLAM") serves as the investment advisor to both your Fund and Buying Fund.

      The value of your account with Buying Fund with respect to shares subject to the Reorganization immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No sales charges will be imposed in connection with the Reorganization.

      The Board of Trustees of the Trust (the "Board") has approved the Agreement and the Reorganization as being advisable and in the best interests of your Fund.

      Your Fund and Buying Fund have identical investment objectives. Both your Fund and Buying Fund seek capital appreciation. Your Fund and Buying Fund are managed using the same investment process and similar investment strategies, although your Fund seeks capital appreciation by investing primarily in equity securities of smaller capitalization companies and Buying Fund seeks capital appreciation by investing primarily in equity securities of medium and large capitalization companies. See "Comparison of Investment Objectives and Principal Strategies."

      This Proxy Statement/Prospectus sets forth the information that you should know before voting on the Agreement (and thus investing in Buying Fund). It is both the Proxy Statement of your Fund and the Prospectus of Buying Fund. You should read this Proxy Statement/Prospectus carefully and retain it for future reference.

      The Prospectus of your Fund dated March 1, 2008 (the "Selling Fund Prospectus"), and the related Statement of Additional Information dated March 1, 2008 (the "Selling Fund Statement of Additional Information"), are on file with the Securities and Exchange Commission (the "SEC"). The Selling Fund Prospectus and the Selling Fund Statement of Additional Information are incorporated by reference into this Proxy Statement/Prospectus. The Prospectus of Buying Fund dated March 1, 2008 (the "Buying Fund Prospectus"), and the related Statement of Additional Information dated March 1, 2008 (the "Buying Fund Statement of Additional Information"), and the Statement of Additional Information relating to the Reorganization dated May 12, 2008, are on file with the SEC. The Buying Fund Prospectus and the Buying Fund Statement of Additional Information are incorporated by reference into this Proxy Statement/Prospectus, and a copy of Buying Fund Prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The Statement of Additional Information relating to the Reorganization dated May 12, 2008, also is incorporated by reference into this Proxy Statement/Prospectus. The SEC maintains a website at www.sec.gov that contains the Prospectuses and Statements of Additional Information described above, material incorporated by reference, and other information about the Trust and Buying Fund.

      Copies of the offering documents described above of Buying Fund and your Fund and the related Statements of Additional Information are available without charge by writing to the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling (800) 430-3863. Additional information about your Fund and Buying Fund may be obtained on the internet at www.chesapeakefunds.com.

      The Trust has previously sent to shareholders the most recent annual report for your Fund, including financial statements. If you have not received the annual report or would like to receive an additional copy, please contact the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio, 45246, or by calling (800) 430-3863. The report will be furnished free of charge.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            PAGE
INTRODUCTION                                                                  1
SUMMARY                                                                       1
     The Reorganization                                                       1
     Comparison of Investment Objectives and Principal Strategies             2
     Comparison of Performance                                                5
     Comparison of Fees and Expenses                                          7
     Comparison of Sales Charges                                             10
     Comparison of Distribution and Purchase and Redemption Procedures       11
     The Board's Recommendation                                              11
RISK FACTORS                                                                 11
     Risks Associated with Buying Fund                                       11
     Comparison of Risks of Buying Fund and Your Fund                        12
INFORMATION ABOUT BUYING FUND                                                13
     Description of Buying Fund Shares                                       13
     Management's Discussion of Fund Performance                             13
     Financial Highlights                                                    13
ADDITIONAL INFORMATION ABOUT THE AGREEMENT                                   13
     Terms of the Reorganization                                             13
     The Reorganization                                                      13
     Board Considerations                                                    14
     Other Terms                                                             18
     Federal Income Tax Consequences                                         18
     Accounting Treatment                                                    19
RIGHTS OF SHAREHOLDERS                                                       20
CAPITALIZATION                                                               20
LEGAL MATTERS                                                                20
ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND                       21
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION                21
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING                             22
     Proxy Statement/Prospectus                                              22
     Time and Place of Special Meeting                                       22
     Voting in Person                                                        22
     Voting by Proxy                                                         22
     Voting by Telephone                                                     23
     Quorum Requirement and Adjournment                                      23
     Vote Necessary to Approve the Agreement                                 23
     Proxy Solicitation                                                      24
     Ownership of Shares                                                     24
     Security Ownership of Management and Trustees                           24
OTHER MATTERS                                                                24
EXHIBIT A Ownership of Shares of Your Fund
EXHIBIT B Ownership of Shares of Buying Fund
APPENDIX I Agreement and Plan of Reorganization

APPENDIX II Prospectus of Buying Fund
APPENDIX III Discussion of Performance of Buying Fund

      No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION

      GLAM continuously analyzes and reviews its service and product offerings. As part of its on-going review, GLAM has recently concluded that it would be appropriate to combine your Fund and Buying Fund. The Reorganization is being proposed in order to achieve operating efficiencies, lower operating expenses, and to provide the opportunity for a more efficient investment management process. The Reorganization may benefit you by achieving operating efficiencies and reducing operating expenses due to the spreading of costs over a larger pool of assets. As a result of the Reorganization, it is anticipated that your operating expenses will be reduced since Buying Fund has a lower advisory fee and, based on current conditions, a lower overall operating expense ratio than your Fund.

                                     SUMMARY

      The Board, including those Trustees who are not "interested persons," as defined under the Investment Company Act of 1940, as amended (the "1940 Act") of the Trust (the "Independent Trustees"), has determined that the Reorganization is advisable and in the best interests of your Fund and that the interests of the shareholders of your Fund will not be diluted as a result of the Reorganization. Your Fund and Buying Fund are managed using the same investment process and similar investment strategies, although your Fund seeks capital appreciation by investing primarily in equity securities of smaller capitalization companies and Buying Fund seeks capital appreciation by investing primarily in equity securities of medium and large capitalization companies. The Board believes that the combined fund may achieve greater operating efficiencies because certain costs, such as legal, accounting, shareholder services and Trustee expenses, will be spread over the greater assets of the combined fund. In addition, the total annual operating expenses of the combined fund are expected to be lower than your Fund's current total annual operating expenses. For additional information concerning the factors the Board of Trustees considered in approving the Agreement, see "Additional Information About the Agreement - Board Considerations."

      The following summary discusses some of the key features of the Reorganization and highlights certain differences between your Fund and Buying Fund. This summary is not complete and does not contain all of the information that you should consider before voting on whether to approve the Agreement. For more complete information, please read this entire Proxy Statement/Prospectus.

THE REORGANIZATION

      The Reorganization will result in the combination of your Fund with Buying Fund. Both your Fund and Buying Fund are series of the Trust, a Massachusetts business trust.

      If shareholders of your Fund approve the Agreement and other closing conditions are satisfied, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of your Fund, and the Trust will issue Institutional shares of Buying Fund to shareholders of your Fund. For a description of certain of the closing conditions that must be satisfied, see "Additional Information About the Agreement -- Other Terms."

      The Institutional shares of Buying Fund issued in the Reorganization will have an aggregate net asset value equal to the net value of the assets of your Fund transferred to Buying Fund. The value of
your  account   with  Buying  Fund  with  respect  to  shares   subject  to  the
Reorganization immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. A form of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement."

      The Trust will receive an opinion of the Trust's outside legal counsel Husch Blackwell Sanders LLP ("Counsel") to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay Federal income tax as a result of the Reorganization. See "Additional Information About the Agreement -- Federal Income Tax Consequences."

      No sales charges will be imposed in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

      Your Fund and Buying Fund have identical investment objectives and are managed using the same investment process and similar investment strategies. The primary difference between your Fund and Buying Fund is that your Fund invests primarily in small capitalization companies and Buying Fund invests primarily in medium and large capitalization companies. The Funds have shared the same portfolio managers, W. Whitfield Gardner and John L. Lewis, IV, and the same investment advisor, GLAM, since their respective inception dates.

      The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of your Fund and Buying Fund. You can find more detailed information about the investment objectives, strategies and other investment policies of your Fund and Buying Fund in the Selling Fund Prospectus and Buying Fund Prospectus, respectively.

                   CHESAPEAKE                                             CHESAPEAKE
             AGGRESSIVE GROWTH FUND                                       GROWTH FUND
                   (YOUR FUND)                                           (BUYING FUND)
            ------------------------                               ------------------------

                                        INVESTMENT OBJECTIVES
-     Capital Appreciation                            -     Capital Appreciation

                                        INVESTMENT STRATEGIES

-     Invests primarily in equity securities, such    -     Invests primarily in equity securities, such
      as common and preferred stock and securities          as common and preferred stock and securities
      convertible into common stock.                        convertible into common stock.

-     Invests  primarily in equity  securities  of    -     Invests  primarily in equity  securities  of
      smaller capitalization  companies which GLAM          medium  and large  capitalization  companies
      feels shows superior prospects for growth.            which GLAM feels  shows  superior  prospects
                                                            for growth.  Buying Fund  considers a medium
                                                            capitalization  company to be one that has a
                                                            market capitalization,  measured at the time
                                                            that Buying  Fund  purchases  the  security,
                                                            between $1.5 billion and $15 billion. Buying
                                                            Fund   considers   a  large   capitalization
                                                            company   to  be  one   that  has  a  market
                                                            capitalization,  measured  at the time  that
                                                            Buying Fund  purchases the  security,  of at
                                                            least $15 billion.

-     In selecting portfolio companies,  GLAM uses    -     In  selecting  portfolio   companies,   GLAM
      analysis, which includes the following:               includes analysis of the following:
      o     Growth rate in earnings                         o     Growth rate in earnings
      o     Financial performance                           o     Financial performance
      o     Management strengths and weaknesses             o     Management strengths and weaknesses
      o     Current  market  valuation in relation          o     Current  market  valuation in relation
            to earnings growth                                    to earnings growth
      o     Historic   and   comparable    company          o     Historic   and   comparable    company
            valuations                                            valuations
      o     Level  and  nature  of  the  company's          o     Level  and  nature  of  the  company's
            debt, cash flow and working capital;                  debt, cash flow and working capital;
      o     Quality of the company's assets.                o     Quality of the company's assets.

      Typically, companies included in your Fund's          Typically,   companies  included  in  Buying
      portfolio will show strong  earnings  growth          Fund's  portfolio will show strong  earnings
      versus  the   previous   year's   comparable          growth versus the previous year's comparable
      period. GLAM generally avoids companies that          period.
      have excessive levels of debt.

-     By developing and maintaining  contacts with    -     By developing and maintaining  contacts with
      management,   customers,   competitors   and          management,   customers,   competitors   and
      suppliers of current and potential portfolio          suppliers of current and potential portfolio
      companies,  GLAM attempts to invest in those          companies,  GLAM attempts to invest in those
      companies   that,   in  its   opinion,   are          companies   that   in   its   opinion,   are
      undergoing  positive  changes  that have not          undergoing  positive  changes  that have not
      yet  been   recognized   by  "Wall   Street"          yet  been   recognized   by  "Wall   Street"
      analysts  and  the  financial  press.  These          analysts  and  the  financial  press.  These
      changes may include:                                  changes may include:
      -     New product introductions;                      -     New product introductions;
      -     New distribution strategies;                    -     New distribution strategies;
      -     New manufacturing technology; and/or            -     New manufacturing technology; and/or
      -     New management  team or new management          -     New management  team or new management
            philosophy.                                           philosophy.

      Lack of  recognition  of these changes often          Lack of  recognition  of these changes often
      causes  securities  to be  less  efficiently          causes  securities  to be  less  efficiently
      priced.   GLAM  favors  companies  that  are          priced.   GLAM  favors  companies  that  are
      selling at a                                          selling at a

      stock  price not fully  reflective  of their          stock  price not fully  reflective  of their
      growth rates.  GLAM believes these companies          growth rates.  GLAM believes these companies
      offer   unique  and   potentially   superior          offer   unique  and   potentially   superior
      investment opportunities.                             investment opportunities.

-     Under normal  market  conditions,  your Fund    -     Under normal market conditions,  Buying Fund
      will primarily invest in equity  securities,          will invest primarily in equity  securities,
      of  which no more  than  25% of your  Fund's          of which no more than 25% of  Buying  Fund's
      total   assets   will  be  invested  in  the          total   assets   will  be  invested  in  the
      securities of any one industry.                       securities of any one industry.

-     Up to 10% of your  Fund's  total  assets may    -     Up to 10% of Buying  Fund's total assets may
      consist of foreign  securities  (which  will          consist of foreign  securities and sponsored
      not be deemed to include American Depositary          American Depositary  Receipts.  However, all
      Receipts).  However,  all securities will be          securities  will be traded on  domestic  and
      traded on domestic  and  foreign  securities          foreign  securities   exchanges  or  in  the
      exchanges   or   in   the   over-the-counter          over-the-counter markets.
      markets.

-     While  portfolio  securities  are  generally    -     While  portfolio  securities  are  generally
      acquired for the long term, they may be sold          acquired for the long term, they may be sold
      under any of the following circumstances:             under any of the following circumstances:

      o     The anticipated price appreciation has          o     The anticipated price appreciation has
            been   achieved   or  is   no   longer                been   achieved   or  is   no   longer
            probable;                                             probable;

      o     The company's  fundamentals appear, in          o     The company's  fundamentals appear, in
            the   analysis   of   GLAM,    to   be                the   analysis   of   GLAM,    to   be
            deteriorating;                                        deteriorating;

      o     General market expectations  regarding          o     General market expectations  regarding
            the   company's   future   performance                the   company's   future   performance
            exceed  those   expectations  held  by                exceed  those   expectations  held  by
            GLAM; or                                              GLAM; or

      o     Alternative  investments offer, in the          o     Alternative  investments offer, in the
            view of GLAM,  superior  potential for                view of GLAM,  superior  potential for
            appreciation.                                         appreciation.

      With respect to both your Fund and Buying Fund, as a temporary defensive measure in response to adverse market, economic, political, or other conditions, GLAM may determine from time to time that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the respective fund's investment restrictions, shares of other investment companies. Under such circumstances, GLAM may invest up to 100% of the respective fund's assets in these investments. To the extent the respective fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, each Fund will also hold money market instruments or repurchase agreements for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for fund operating expenses.

COMPARISON OF PERFORMANCE

      A bar chart showing the annual total returns for the past 10 calendar years for both your Fund and Buying Fund can be found below. Also included below is a table showing the average annual total returns for the periods indicated for your Fund and Buying Fund. For more information regarding the total return of your Fund, see the "Financial Highlights" section of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference. For more information regarding the total return of Buying Fund, see "Information About Buying Fund - Financial Highlights." Past performance is not predictive of future results.

      Chesapeake Aggressive Growth Fund (your Fund)

      The bar chart and performance table shown below provide some indication of the risks and variability of investing in your Fund by showing changes in your Fund's performance from year to year and by showing how your Fund's average annual returns compare with those of a broad measure of market performance. Your Fund's past performance (before and after taxes) is not necessarily an indication of how your Fund will perform in the future.

      The following chart shows the total return of your Fund for the past ten calendar years of operation.

                               [bar chart omitted]
                              Annual Total Returns
                              --------------------

                        1998                     -3.40%
                        1999                     49.43%
                        2000                    -17.21%
                        2001                    -13.53%
                        2002                    -29.95%
                        2003                     42.52%
                        2004                      4.33%
                        2005                     -8.94%
                        2006                     22.43%
                        2007                      2.86%

      During the period shown in the bar chart, the highest quarterly return was 37.13% (quarter ended December 31, 1999) and the lowest quarterly return was -29.33% (quarter ended September 30, 1998). The 2008 year-to-date return of your Fund through March 31, 2008 is -15.93.

      Sales loads and the impact of taxes are not reflected in the bar chart. If reflected, returns would be less than those shown.

      The table below shows how your Fund's average annual total returns compare to those of the Russell 2000(R) Index and the S&P 500 Total Return Index. The table also presents the impact of taxes on your Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you own your Fund shares in a tax-deferred account, such as an individual retirement account ("IRA") or 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

Average Annual Total Returns(1)
For Periods Ended December 31, 2007
-----------------------------------
Chesapeake Aggressive Growth Fund                                 1 Year      5 Years     10 Years
---------------------------------                                 ------      -------     --------
Return Before Taxes                                               -0.20%       10.59%       1.82%
Return After Taxes on Distributions                               -1.70%        9.28%       0.23%
Return After Taxes on Distributions and Sale of Fund Shares        1.44%        9.07%       1.08%
Russell 2000(R) Index(2)                                          -1.57%       16.25%       7.08%
S&P 500 Total Return Index(2)                                      5.49%       12.83%       5.91%

      (1)   Maximum sales loads are reflected in the table above for the Fund.
      (2) The Russell 2000(R) Index is a widely recognized, unmanaged index of small capitalization stocks. The S&P 500 Index is a market capitalization-weighted index that is widely used as a barometer of U.S. stock market performance. The S&P 500 Total Return Index provides investors with a price-plus-gross cash dividend return of the companies represented in the S&P 500 Index. You cannot invest directly in these indices. The returns for the indices reflect no deduction for fees, expenses or taxes.

      Chesapeake Growth Fund - Institutional Shares (Buying Fund)

      The bar chart and performance table shown below provide some indication of the risks and variability of investing in Buying Fund's Institutional shares by showing (on a calendar year basis) changes in Buying Fund's performance from year to year and by showing how the average annual total returns of Institutional shares of Buying Fund compare with those of a broad measure of market performance. Buying Fund's past performance (before and after taxes) is not necessarily an indication of how Buying Fund will perform in the future.

      The following chart shows the total return of Institutional shares of Buying Fund for the past ten calendar years of operation.

                               [bar chart omitted]
                              Annual Total Returns
                              --------------------

                        1998                     12.50%
                        1999                     51.95%
                        2000                      0.13%
                        2001                    -27.66%
                        2002                    -32.97%
                        2003                     42.47%
                        2004                     10.77%
                        2005                      7.38%
                        2006                      9.46%
                        2007                     21.42%

      During the period shown in the bar chart, the highest quarterly return was 43.15% (quarter ended December 31, 1999) and the lowest quarterly return was -29.23% (quarter ended September 30, 2001). The 2008 year-to-date return of Buying Fund's Institutional shares through March 31, 2008 is -15.94%.

      The impact of taxes is not reflected in the bar chart. If reflected, returns would be less than those shown.

      The table below shows how Buying Fund's Institutional shares' average annual total returns compare to those of the Russell 2000(R) Index and the S&P 500 Total Return Index. The table also presents the impact of taxes on the returns of the Institutional shares of Buying Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you own the Institutional shares of Buying Fund in a tax-deferred account, such as an individual retirement account ("IRA") or 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

Average Annual Total Returns
For Periods Ended December 31, 2007
-----------------------------------
Chesapeake Growth Fund (Institutional shares)                    1 Year       5 Years     10 Years
---------------------------------------------                    ------       -------     --------
Return Before Taxes                                               21.42%       17.63%       6.46%
Return After Taxes on Distributions                               21.42%       17.63%       4.92%
Return After Taxes on Distributions and Sale of Fund Shares       13.92%       15.60%       4.91%
Russell 2000(R) Index(1)                                          -1.57%       16.25%       7.08%
S&P 500 Total Return Index (1)                                     5.49%       12.83%       5.91%

      (1) The Russell 2000(R) Index is a widely recognized, unmanaged index of small capitalization stocks. The S&P 500 Index is a market capitalization-weighted index that is widely used as a barometer of U.S. stock market performance. The S&P 500 Total Return Index provides investors with a price-plus-gross cash dividend return of the companies represented in the S&P 500 Index. You cannot invest directly in these indices. The returns for the indices reflect no deduction for fees, expenses or taxes.

COMPARISON OF FEES AND EXPENSES

      FEE TABLES

      The tables below compare the shareholder fees and annual fund operating Expenses, expressed as a percentage of net assets ("Expense Ratios"), of your Fund and the Institutional shares of Buying Fund. Pro Forma Combined Shareholder Fees and Expense Ratios of the Institutional shares of Buying Fund giving effect to the Reorganization are also provided. No sales charges are applicable to shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization. Buying Fund does not currently impose sales charges on initial purchases. There is no guarantee that actual expenses will be the same as those shown in this table.

SHAREHOLDER FEES (FEES THAT ARE PAID DIRECTLY FROM      YOUR       BUYING     PRO FORMA
YOUR INVESTMENT)                                        FUND        FUND      COMBINED
                                                                           (AS OF 10/31/07)
Maximum Sales Charge (Load) Imposed On Purchases....    3.00%       None        None
Maximum Deferred Sales Charge (Load)................    None        None        None
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends...........................................    None        None        None
Redemption Fee......................................    None        None        None
Exchange Fee........................................    None        None        None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE       YOUR       BUYING     PRO FORMA
DEDUCTED FROM FUND ASSETS                               FUND        FUND      COMBINED
                                                                           (AS OF 10/31/07)
Management Fees ....................................    1.25%       1.00%       1.00%
Distribution and/or Service (12b-1) Fees ...........    None        None        None
Other Expenses .....................................    2.98%       1.97%       1.86%
Acquired Fund Fees and Expenses ....................    0.01%(1)    0.01%(1)    0.01%(1)
                                                        -----       -----       -----
Total Annual Fund Operating Expenses ...............    4.24%(2)    2.98%(3)    2.87%
Less:  Fee Waivers and/or Expense Reimbursements ...      --        1.59%       1.48%
                                                        -----       -----       -----
Net Annual Fund Operating Expenses .................    4.24%(2)    1.39%(4)    1.39%
                                                        =====       =====       =====

(1) Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by your Fund and the Buying Fund, respectively, as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses. These fees and expenses are not used to calculate the Fund's net asset value. The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this Proxy Statement/Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

(2) "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by your Fund for the fiscal year ended October 31, 2007. For this period, GLAM voluntarily waived a portion of its advisory fees. Your Fund has also entered into brokerage/service arrangements with several brokers through commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to your Fund). These recaptured commissions are then used to offset your Fund's overall expenses. These oral arrangements are voluntary upon the part of the broker and your Fund and do not require a minimum volume of transactions to participate. Both the broker and your Fund may cancel the program at any time. The Board has reviewed these programs to ensure compliance with your Fund's policies and procedures. In addition, the Board reviews your Fund's brokerage commissions quarterly to ensure they are reasonable. There can be no assurance that these arrangements will continue in the future. As a result of this voluntary waiver by GLAM and the broker/service arrangements, as a percentage of the average daily net assets of your Fund, the Net Annual Fund Operating Expenses were as follows:

      Net Annual Fund Operating Expenses for
      the fiscal year ended October 31, 2007 ...........  2.98%

(3) "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Institutional shares of Buying Fund for the fiscal year ended October 31, 2007. Buying Fund has entered into brokerage/service arrangements with several brokers through commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Buying Fund). These recaptured commissions are then used to offset Buying Fund's overall expenses. These oral arrangements are voluntary upon the part of the broker and Buying Fund and do not require a minimum volume of transactions to participate. Both the broker and Buying Fund may cancel the program at any time. The Board has reviewed these programs to ensure compliance with Buying Fund's policies and procedures. In addition, the Board reviews Buying Fund's brokerage commissions quarterly to ensure they are reasonable. There can be no assurance that these arrangements will continue in the future. As a result of these arrangements, as a percentage of the average daily net assets of Buying Fund, Total Annual Fund Operating Expenses for the Institutional shares were as follows:

      Total Annual Fund Operating Expenses for
      the fiscal year ended October 31, 2007 .............  2.92%

(4) Annual Fund Operating Expenses have been restated to reflect that GLAM has contractually agreed to waive or limit its fees and to assume other expenses of Buying Fund until February 28, 2009, so that the ratio of total annual operating expenses for Buying Fund's Institutional shares does not exceed 1.39%. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of Buying Fund's business, (vi) dividend expense on short sales, and (vii) expenses that Buying Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by Buying Fund in any fiscal year. The operating expense limitation also excludes any "Acquired Fund Fees and Expenses" as that term is described above. GLAM may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement provided overall expenses fall below the limitations set forth above. GLAM may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above.

      EXAMPLE

      This Example is intended to help you compare the costs of investing your Fund and the Institutional shares of Buying Fund with the cost of investing in other mutual funds. Pro Forma Combined costs of investing in the Institutional shares of Buying Fund giving effect to the Reorganization are also provided.

      This Example assumes that you invest $10,000 in your Fund, Buying Fund and the combined fund, respectively, for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  One       Three     Five       Ten
                                                                  Year      Years     Years     Years
                                                                  ----      -----     -----     -----
Chesapeake Aggressive Growth Fund (Your Fund)..................   $713      $1,548    $2,396    $4,573

Chesapeake Growth Fund - Institutional Shares (Buying Fund)....   $142       $772     $1,427    $3,186

Chesapeake Growth Fund - Institutional Shares (Buying Fund)
Pro Forma Combined.............................................   $142       $749     $1,383    $3,089

THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR FUND'S AND THE BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND

INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT YOUR FUND'S OR THE BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.

ACTUAL EXPENSES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF A FUND'S AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

      ADVISORY FEES

      For the fiscal year ended October 31, 2007, GLAM received compensation that equated to an annual rate of 0.05% and 1.00% of the average daily net assets of your Fund and Buying Fund, respectively. For the fiscal year ended October 31, 2008, as full compensation for the investment advisory services provided to your Fund, GLAM is entitled to receive monthly compensation at the annual rate of 1.25% of your Fund's and 1.00% of Buying Fund's average daily net assets, respectively. In the interest of limiting the expenses of the Buying Fund's Institutional shares, GLAM has entered into a contractual expense limitation agreement with the Trust. Pursuant to the agreement, GLAM has agreed to waive or limit its fees and to assume other operating expenses of the Buying Fund until February 28, 2009, so that the ratio of total ordinary annual operating expenses for the Buying Fund's Institutional shares will not exceed 1.39% of the Buying Fund's average daily net assets. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Buying Fund's business, (vi) dividend expense on short sales, and (vii) expenses that the Buying Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Buying Fund in any fiscal year. The operating expense limitation also excludes any "Acquired Fund Fees and Expenses" as that term is described in footnote 1 to the Fee Tables in the section of this Proxy Statement/Prospectus entitled, "Comparison of Fees and Expenses." GLAM will be entitled to reimbursement of any fees waived or expenses reimbursed to the extent operating expenses do not exceed the limitation set forth above. The total amount of reimbursement recoverable by GLAM (the "Reimbursement Amount") is the sum of all fees previously waived or expenses reimbursed by GLAM during any of the previous three (3) years, less any reimbursement previously paid by the Buying Fund to GLAM with respect to any waivers, reductions, and payments made with respect to the Buying Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Buying Fund's advisory fee will be applicable to the combined fund if shareholders approve the Reorganization.

COMPARISON OF SALES CHARGES

      Your Fund imposes a maximum sales charge of 3.00% of the public offering price. Buying Fund does not charge a front-end or back-end load. No sales or other transaction charges will be imposed on any of the shares of the Buying Fund issued to the shareholders of your Fund in connection with the Reorganization.

COMPARISON OF DISTRIBUTION AND PURCHASE AND REDEMPTION PROCEDURES

      Shares of your Fund and Buying Fund are distributed by Ultimus Fund Distributors, LLC (the "Distributor"). Neither your Fund, nor the Institutional shares of the Buying Fund have adopted a distribution plan that allows the payment of distribution and service fees for the sale and distribution of the shares of each of their respective classes.

      The purchase and redemption procedures of your Fund and Buying Fund are substantially the same. For information regarding the purchase and redemption procedures of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

THE BOARD'S RECOMMENDATION

      The Board, including the Independent Trustees, unanimously recommends that you vote "FOR" the proposed Agreement and Reorganization. For information concerning the factors the Board considered in approving the Agreement, see "Additional Information About the Agreement - Board Considerations" in this Proxy Statement/Prospectus.

                                  RISK FACTORS

RISKS ASSOCIATED WITH BUYING FUND

      The following is a discussion of the principal risks associated with Buying Fund.

      An investment in Buying Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that Buying Fund will be successful in meeting its investment objective. The following section describes the principal risks involved with portfolio investments of Buying Fund.

      EQUITY SECURITIES: To the extent that the majority of Buying Fund's portfolio consists of equity securities, it is expected that Buying Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

      MARKET RISK: Market risk refers to the risk related to investments in securities in general and daily fluctuations in the securities markets. Buying Fund's performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in Buying Fund's investment portfolio, national and international economic conditions, and general market conditions.

      INTERNAL CHANGE: Investing in companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, as described above, may involve greater than average risk due to their unproven nature.

      MEDIUM CAPITALIZATION COMPANIES: Buying Fund may invest a significant portion of its assets in the equity securities of medium capitalization companies. To the extent Buying Fund's assets are invested in medium capitalization companies, Buying Fund may exhibit more volatility than if it were invested exclusively in large capitalization companies because the securities of medium capitalization companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that medium capitalization companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, medium capitalization companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning medium capitalization companies than for larger, more established companies.

      Although investing in securities of medium capitalization companies offers the potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed, and the prices of the companies' shares could significantly decline in value. Therefore, an investment in Buying Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

      INVESTMENT ADVISOR RISK: GLAM's ability to choose suitable investments has a significant impact on the ability of Buying Fund to achieve its investment objective.

      OVERWEIGHTING IN CERTAIN MARKET SECTORS: The percentage of Buying Fund's assets invested in various industries and sectors will vary from time to time depending on GLAM's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on Buying Fund's net asset value.

      NOT INSURED OR GUARANTEED BY THE GOVERNMENT. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to the investment risks including possible loss or principal amount invested. Neither Buying Fund, nor Buying Fund's distributor is a bank.

COMPARISON OF RISKS OF BUYING FUND AND YOUR FUND

      The risks associated with an investment in your Fund are similar to those described above for Buying Fund because the two funds have identical investment objectives and are managed using the same investment process and similar investment strategies. The primary difference in the principal risks of investing in your Fund and Buying Fund is that your Fund invests primarily in small capitalization companies and Buying Fund invests primarily in medium and large capitalization companies. Investing in the securities of small-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of small-cap companies usually have more limited marketability and therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because small capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that small capitalization companies often have limited product lines, markets or financial resources and may lack management depth. Additionally, small capitalization companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning small capitalization companies than for larger, more established companies. Although investing in securities of small-cap companies offers the potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in your Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in larger, more established companies. As noted above, investing in medium capitalization companies presents similar risks to investing in small capitalization companies, but possibly to a lesser degree.

                          INFORMATION ABOUT BUYING FUND

DESCRIPTION OF BUYING FUND SHARES

      Shares of Buying Fund are redeemable at their net asset value at the option of the shareholder or at the option of the Trust in certain circumstances. Each share of Buying Fund represents an equal proportionate interest in Buying Fund with each other share and is entitled to such dividends and distributions out of the income belonging to Buying Fund as are declared by the Board of Trustees. Each share of Buying Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of Buying Fund is subject to different class-specific expenses. When issued, shares of Buying Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

      A discussion of the performance of Buying Fund taken from its annual report to shareholders for the fiscal year ended October 31, 2007 is set forth in Appendix III of this Proxy Statement/Prospectus.

FINANCIAL HIGHLIGHTS

      For information regarding Buying Fund's financial performance, see the "Financial Highlights" section of the Buying Fund Prospectus that is attached to this Proxy Statement/Prospectus as Appendix II.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

      The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

      Consummation of the Reorganization (the "Closing") is expected to occur on June 26, 2008, at 8:00 a.m., Eastern time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on June 25, 2008 (the "Valuation Date"). At the Effective Time, all of the assets of your Fund will be delivered to the Trust's custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of the liabilities of your Fund and delivery by the Trust directly to the holders of record as of the Effective Time of the issued and outstanding shares of your Fund of a number of Institutional shares of Buying Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of your Fund so transferred, assigned and delivered, all determined and adjusted as provided in the Agreement. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all liens.

      In order to ensure continued qualification of your Fund for treatment as a "regulated investment company" for tax purposes and to eliminate any tax liability of your Fund arising by reason of undistributed investment company taxable income or net capital gain, the Trust will declare on or prior to the Valuation Date to the shareholders of your Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing
(a) all of your Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended October 31, 2007 and for the short taxable year beginning on November 1, 2007 and ending as of the Closing and (b) all of your Fund's net capital gain recognized in its taxable year ended October 31, 2007 and in such short taxable year (after reduction for any capital loss carryforward).

      Buying Fund will proceed with the Reorganization if the shareholders of your Fund approve the Agreement.

      Following receipt of the requisite shareholder vote and as soon as reasonably practicable after the Closing, the Trust will redeem the outstanding shares of your Fund from shareholders in accordance with the Trust's Amended and Restated Declaration of Trust, Bylaws and Massachusetts law.

BOARD CONSIDERATIONS

      The Board considered the Reorganization at an in-person meeting of the Board held on April 8, 2008, at which discussions of the Reorganization took place.  After  careful  consideration  and after  weighing  the  advantages  and disadvantages of the Reorganization, the Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders. The Board approved the Agreement and the Reorganization, based on the following anticipated benefits to shareholders:

      - The advisory fee of the combined fund will be lower than your Fund's advisory fee and the total annual operating expenses of the combined fund are expected to be lower than your Fund's current total annual operating expenses; and

      - The combined fund should have a greater market presence and may achieve greater operating efficiencies due to certain costs, such as legal, accounting, shareholder services and Trustee expenses, being spread out over the greater assets of the combined fund. Specifically, the Board noted that your Fund's net assets have declined substantially as a result of net redemptions that have incurred in your Fund over the last several years, which raises questions about your Fund's continued viability as a stand-alone investment option, and, as a result, your Fund may not be able to achieve economies of scale unless it is combined with another fund.

      The Board received written materials that contained information concerning your Fund and Buying Fund, including comparative total return and fee and expense information, a comparison of investment objectives and strategies of your Fund and Buying Fund, and pro forma expense ratios for Buying Fund giving effect to the Reorganization. The Board was also provided with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

      The  Board  also  received  additional  information  with  respect  to the following: the availability of suitable merger candidates; any current litigation; contingent assets and liabilities, if any; and, the calculation of pro forma expense ratios.

      In evaluating the Reorganization, the Board considered a number of factors, including:

      - The investment objective and principal investment strategies of your Fund and Buying Fund;

      -     The comparative principal risks of investing in your Fund and Buying
            Fund;

      -     The comparative performance of your Fund and Buying Fund;

      -     The  comparative  expenses  of your Fund and Buying Fund and the pro
            forma   expenses  of  Buying  Fund  after   giving   effect  to  the
            Reorganization;

      -     The sales charges imposed by your Fund and Buying Fund;

      -     The comparative sizes of your Fund and Buying Fund;

      - The consequences of the Reorganization for Federal income tax purposes, including the treatment of any unrealized capital gains and capital loss carryforwards available to offset future capital gains of your Fund and Buying Fund;

      - Any fees and expenses that will be borne directly or indirectly by your Fund or Buying Fund in connection with the Reorganization; and

      -     The  projected   financial  impact  to  GLAM  as  a  result  of  the
            Reorganization.

      In considering the Reorganization, the Board noted that your Fund and Buying Fund have identical investment objectives and utilize similar investment strategies.

      The Board considered GLAM's recommendation that Buying Fund be the surviving fund in the Reorganization primarily because the portfolio composition of the combined fund is expected to be more like Buying Fund's current portfolio composition as a result of the application of Buying Fund's investment process after the Reorganization. Consequently, Buying Fund's performance track record more accurately reflects the results of the investment process that the combined fund will utilize after the Reorganization.

      The Board considered the performance of Buying Fund in relation to the performance of your Fund generally, which included a review of the comparative performance of Buying Fund and your Fund as of December 31, 2007. The Board noted that, as of December 31, 2007, Buying Fund had provided better average annual returns to its shareholders for the one-, five, ten-year and since inception periods than your Fund. The relative performance of shares of your Fund (without sales loads) and Buying Fund was as follows:

        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007

              One Year   Five Years   Ten Years   Since Inception   Inception Date
              --------   ----------   ---------   ---------------   --------------
Your Fund       2.86%      11.26%       2.13%          7.43%        January 4, 1993
Buying Fund    21.42%      17.63%       6.46%          9.48%          April 6, 1994

      For more complete performance information, including calendar year returns and benchmark comparisons, see "Summary - Comparison of Performance."

      The Board also considered the operating expenses incurred by your Fund and Buying Fund. The total ordinary operating expenses of the Institutional shares of Buying Fund for the fiscal year ended October 31, 2007 were 2.98% of Buying Fund's average daily net assets; however, due to commission recapture programs entered into with several brokers, the net ordinary operating expenses of Buying Fund for the fiscal year ended October 31, 2007 were 2.92% of Buying Fund's average daily net assets. Additionally, as of February 28, 2008, GLAM has contractually agreed to waive or limit its fees and to assume other expenses of Buying Fund until February 28, 2009, so that annual total operating expenses do not exceed 1.39% of the average daily net assets of Buying Fund's Institutional shares. The total ordinary operating expenses of your Fund for the fiscal year ended October 31, 2007 were 4.24% of your Fund's average daily net assets. As a result of a voluntary fee waiver by GLAM and commission recapture programs entered into with several brokers, the net ordinary operating expenses of your Fund for the fiscal year ended October 31, 2007 were 2.98% of your Fund's average daily net assets. The Board also considered the advisory fees incurred by your Fund and Buying Fund noting that your Fund pays GLAM for its investment advisory services at the annual rate of 1.25% of your Fund's average daily net assets and Buying Fund pays GLAM at the annual rate of 1.00% of Buying Fund's average daily net assets. As a percentage of average daily net assets, the advisory fee and the total and net annual operating expenses of Buying Fund, before giving effect to the Reorganization, are lower than the advisory fee and the total and net annual operating expenses, respectively, of your Fund.

      GLAM reported to the Board that, based upon historical data at a specified date and related projected data, on a pro forma basis, the total annual ordinary operating expense ratio of Buying Fund, at combined asset levels, is expected to be approximately 2.87% and, based on the contractual expense limitation agreement described above, the net annual operating expense ratio, at combined assets levels, will be 1.39%, both of which are lower than the expense ratio of your Fund.

      The Board also considered, based upon historical data at a specified date, the effect of the Reorganization on the anticipated tax benefits to shareholders from the utilization of the capital loss carryforwards of your Fund and of Buying Fund as offsets to future realized capital gains. As of October 31, 2007, your Fund had no capital loss carryforwards. As of October 31, 2007, Buying Fund had capital loss carryforwards of $63,368,831, which may be used to offset future realized capital gains. The Board also noted that the treatment of these tax attributes can be affected by a variety of different factors occurring after the date of the data presented to the Board (both before and after the Closing). As a result, the outcome of these matters is difficult to predict.

      The total expenses to be incurred in connection with the Reorganization are expected to be approximately $37,000. Buying Fund will bear 25% of these expenses and your Fund will bear 75% of the expenses. In arriving at these allocations, the Board considered that GLAM would be receiving a lower advisory fee on the assets that are transferred from your Fund to the Buying Fund after the Reorganization. The Board also considered that the Buying Fund may realize some benefits as a result of the Reorganization since the larger asset base would result in a slight reduction in the anticipated expense ratio if GLAM were not to extend its expense limitation agreement beyond February 29, 2009. The Board did note that as a result of the contractual expense limitation that is in place for the Buying Fund, GLAM would ultimately assume Buying Fund's portion of the Reorganization expenses. The Board also considered that your Fund would be expected to realize the most significant benefits as a result of the Reorganization, which benefits include the anticipated lower operating expense ratio. In light of each of these factors, the Board concluded that in balance the above allocation of all of the Reorganization expenses to your Fund and Buying Fund as described above was fair and reasonable.

      The Board also noted that Buying Fund is a no-load fund and that no sales charges or other charges would be imposed on any of the shares of Buying Fund issued to the shareholders of your Fund in connection with the Reorganization.

      The Board also considered that, as of March 31, 2008, GLAM and its principals and officers as a group owned or controlled a significant portion of your Fund's shares. Based on this ownership, GLAM and its principals and officers could be presumed to have "control" of your Fund as that term is defined by the 1940 Act. This control could be viewed as creating a conflict of interest since these persons, voting together, could be perceived as having both the ability and pecuniary incentive to affect the terms of the Reorganization. In light of this perceived conflict, GLAM advised the Board that it and its principals and officers would adhere to GLAM's proxy voting policies and procedures and the process set forth therein for addressing circumstances involving actual and perceived conflicts of the interests of GLAM on the one hand and the interests of your Fund and Buying Fund on the other hand. In particular, GLAM policies and procedures require GLAM (and its principals and officers) to vote on this Reorganization in accordance with the recommendations of Glass Lewis & Co., LLC, which is a leading provider of independent, global proxy research to, among others, institutional investors such as GLAM. The Board noted that this approach was consistent with your Fund's proxy voting policies and procedures, as well as with those of GLAM. The Board concluded that this approach was fair and reasonable.

      Based on the foregoing and the information presented at the Board meeting discussed above, the Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders. Therefore, the Board recommended the approval of the Agreement by the shareholders of your Fund at the Special Meeting.

OTHER TERMS

      If any amendment is made to the Agreement following the mailing of this Proxy Statement/Prospectus and prior to the Closing that would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval. However, if an amendment is made that would not have a material adverse effect on shareholders, the Agreement may be amended without shareholder approval by mutual agreement of the parties.

      The Trust has made representations and warranties in the Agreement that are customary with respect to transactions such as the Reorganization. The obligations of the Trust pursuant to the Agreement are subject to various conditions, including the following mutual conditions:

      - The assets of your Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by your Fund immediately prior to the Reorganization;

      - The Trust's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

      -     The shareholders of your Fund shall have approved the Agreement; and

      - The Trust shall have received an opinion from Counsel that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for your Fund, Buying Fund or their respective shareholders.

      The Board may waive without shareholder approval any default by the Trust or any failure by the Trust to satisfy any of the above conditions as long as such a waiver is mutual and will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of your Fund. The Agreement may be terminated and the Reorganization may be abandoned at any time by mutual agreement of the parties, or by either party if the shareholders of your Fund do not approve the Agreement or if the Closing does not occur on or before October 31, 2008.

FEDERAL INCOME TAX CONSEQUENCES

      The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

      - The Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

      - No gain or loss will be recognized by your Fund upon the transfer of its assets to Buying Fund solely in exchange for shares of Buying Fund and Buying Fund's assumption of the liabilities of your Fund or on the distribution of those shares to your Fund's shareholders;

      - No gain or loss will be recognized by Buying Fund on its receipt of assets of your Fund in exchange for shares of Buying Fund issued directly to your Fund's shareholders;

      - No gain or loss will be recognized by any shareholder of your Fund upon the exchange of shares of your Fund for shares of Buying Fund;

      - The tax basis of the shares of Buying Fund to be received by a shareholder of your Fund will be the same as the shareholder's tax basis of the shares of your Fund surrendered in exchange for shares of Buying Fund;

      - The holding period of the shares of Buying Fund to be received by a shareholder of your Fund will include the period for which such shareholder held the shares of your Fund exchanged for shares of Buying Fund, provided that such shares of your Fund are capital assets in the hands of such shareholder as of the Closing; and

      - Buying Fund will thereafter succeed to and take into account any capital loss carryforwards and certain other tax attributes of your Fund, subject to all relevant conditions and limitations on the use of such tax benefits.

      The Trust has not requested nor will it request an advance ruling from the IRS as to the Federal tax consequences of the Reorganization. As a condition to Closing, Counsel will render a favorable opinion to the Trust as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of the Trust upon which Counsel will rely in rendering its opinion. The conclusions reached in that opinion could be jeopardized if the representations of the Trust are incorrect in any material respect. A copy of the opinion will be filed with the SEC and will be available for public inspection. See "Information Filed with the Securities and Exchange Commission."

      THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF YOUR FUND. YOUR FUND'S SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

      The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Buying Fund of the assets of your Fund will be the same as the book cost basis of such assets to your Fund.

                             RIGHTS OF SHAREHOLDERS

      The Trust is an open-end management investment company registered with the SEC that continuously offers shares to the public. The Trust is organized as a Massachusetts business trust and is governed by its Declaration of Trust, By-Laws, a Board of Trustees, and by applicable Massachusetts and Federal law. The Trust currently consists of three series, including your Fund and Buying Fund, each with equal rights of shareholders.

                                 CAPITALIZATION

      The following table sets forth, as of October 31, 2007, (i) the capitalization of each class of shares of your Fund; (ii) the capitalization of the Institutional shares of Buying Fund, and (iii) the pro forma capitalization of the Institutional shares of Buying Fund as adjusted to give effect to the transactions contemplated by the Agreement.

      -------------------------------------------------------------------------------------------
                                                          Institutional Shares      Pro Forma
                                                          --------------------      ---------
                                           Your Fund         of Buying Fund          Combined
                                           ---------         --------------          --------
      -------------------------------------------------------------------------------------------
      Net Assets...................        $6,067,181          $6,542,439         $12,609,620(1)
      -------------------------------------------------------------------------------------------
      Shares Outstanding...........          534,077             383,208            738,579(2)
      -------------------------------------------------------------------------------------------
      Net Asset Value Per Share....          $11.36              $17.07               $17.07
      -------------------------------------------------------------------------------------------

      (1) Your Fund and Buying Fund will bear 75% and 25% of the Reorganization expenses, respectively, therefore Net Assets have been adjusted for expenses expected to be incurred by your Fund and Buying Fund in connection with the Reorganization.
      (2) Shares Outstanding have been adjusted for the accumulated change in the number of shares of your Fund's shareholder accounts based on the relative value of your Fund's and Buying Fund's Net Asset Value Per Share assuming the Reorganization would have taken place on October 31, 2007.

                                  LEGAL MATTERS

      Certain   legal   matters   concerning   the  tax   consequences   of  the
Reorganization will be passed upon by counsel to the Trust, Husch Blackwell Sanders LLP, 4801 Main Street, Suite 1000, Kansas City, Missouri 64112.

      Neither the Trust, nor the Trust with respect to your Fund or Buying Fund, is currently a party to any litigation. The Trust has received a demand letter dated February 7, 2008, from the Trust's previous administrator ("Old
Administrator"), alleging that the Trust improperly terminated a service agreement that existed between the parties (the "Old Agreement"). The Old Administrator claims it is owed damages in the form of lost profits of $627,573.37 and a termination fee in the amount of $202,005.07. The Old Administrator has not filed a lawsuit relating to this matter. The Trust is in the process of formulating a response to this demand letter. Should a lawsuit be filed, the Board believes that the Trust will have one or more meritorious defenses and expects the Trust to defend its position vigorously. The

Board does not expect the Reorganization to have any impact on the proportionate liability of your Fund or Buying Fund that may result from this matter.

                          ADDITIONAL INFORMATION ABOUT
                            BUYING FUND AND YOUR FUND

      For more information with respect to Buying Fund concerning the following topics, please refer to the following sections of Buying Fund Prospectus, which has been incorporated by reference into this Proxy Statement/Prospectus and which is attached to this Proxy Statement/Prospectus as Appendix II: (i) see "Performance of the Fund" for more information about the performance of Buying Fund; (ii) see "Management of the Fund" for more information about the management of Buying Fund and distribution arrangements; (iii) see "Investing in the Fund" for more information about the pricing, purchase, redemption and repurchase of shares of Buying Fund; and (iv) see "Dividends, Distributions and Taxes" for more information about Buying Fund's policy with respect to dividends and distributions and tax consequences to shareholders of various transactions in shares of Buying Fund.

      For more information with respect to your Fund concerning the following topics, please refer to the following sections of the Selling Fund Prospectus, which has been incorporated by reference into this Proxy Statement/Prospectus:
(i) see "Performance of the Fund" for more information about the performance of your Fund; (ii) see "Management of the Fund" for more information about the management of your Fund; (iii) see "Investing in the Fund" for more information about the pricing of shares of your Fund; and (iv) see "Dividends, Distributions and Taxes" for more information about tax consequences to shareholders of various transactions in shares of your Fund and your Fund's policy with respect to dividends and distributions.

                      INFORMATION FILED WITH THE SECURITIES
                             AND EXCHANGE COMMISSION

      This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statement and the exhibits relating thereto and annual and semiannual reports which the Trust has filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number of the Trust's registration statement containing your Fund's and Buying Fund's Prospectuses and related Statements of Additional Information is Registration No. 811-07324. Such Prospectuses are incorporated herein by reference.

      The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy material, registration statements and other information filed by the Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, DC 20549. Copies of such material may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding the Trust and other registrants that file electronically with the SEC.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

PROXY STATEMENT/PROSPECTUS

      We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting and at any adjournments of the Special Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

      The Trust intends to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about May 27, 2008 to all shareholders entitled to vote. Shareholders of record of your Fund as of the close of business on May 7, 2008 (the "Record Date") are entitled to vote at the Special Meeting. There were ___________ shares outstanding of your Fund on the Record Date. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

TIME AND PLACE OF SPECIAL MEETING

      We are holding the Special Meeting at the offices of the Trust's administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Cincinnati, Ohio, 45246 on June 25, 2008, at 10:00 a.m., Eastern Time.

VOTING IN PERSON

      If you do attend the Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call the Trust at (800) 430-3863 if you plan to attend the Special Meeting.

VOTING BY PROXY

      Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

      If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares FOR the proposal to approve the Agreement, as recommended by the Board, and in accordance with management's recommendation on other matters.

      Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting.

      If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Trust in writing to the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, before the Special Meeting that you have revoked your proxy. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

VOTING BY TELEPHONE

      You may vote your shares by telephone by following the instructions that appear on the proxy card accompanying this Proxy Statement/Prospectus.

QUORUM REQUIREMENT AND ADJOURNMENT

      A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if the holders of a majority of the shares of your Fund issued and outstanding and entitled to vote on the Record Date are present at the Special Meeting in person or by proxy.

      Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.

      Abstentions and broker non-votes will count as shares present at the Special Meeting for purposes of establishing a quorum.

      If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve the Agreement are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the Reorganization in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Reorganization against such adjournment. A shareholder vote may be taken on the Reorganization prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE THE AGREEMENT

      Approval of the Agreement and, in connection therewith, the sale of all of your Fund's assets and the termination of your Fund as a designated series of the Trust, requires the vote of (1) 67 percent or more of the voting securities present at the Special Meeting, if the holders of more than 50 percent of the outstanding voting securities are present or represented by proxy; or (2) more than 50 percent of the outstanding voting securities, whichever is the less. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against the Agreement because approval of the Agreement requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

      PROXIES THAT ARE PROPERLY EXECUTED AND RETURNED BUT ARE NOT MARKED WITH VOTING INSTRUCTIONS WILL BE VOTED FOR THE PROPOSED REORGANIZATION AND FOR ANY OTHER MATTERS DEEMED APPROPRIATE.

PROXY SOLICITATION

      The Trust may solicit proxies for the Special Meeting. The Trust expects to solicit proxies principally by mail, but the Trust may also solicit proxies by telephone, facsimile or personal interview. The Trust's officers will not receive any additional or special compensation for any such solicitation. Your Fund and Buying Fund will bear 75% and 25% the costs and expenses incurred in connection with the Reorganization, respectively.

OWNERSHIP OF SHARES

      A list of the name, address and percent ownership of each person who, as of March 31, 2008, 2008, to the knowledge of the Trust owned 5% or more of the outstanding shares of your Fund can be found at Exhibit A.

      A list of the name, address and percent ownership of each person who, as of March 31, 2008, 2008, to the knowledge of the Trust owned 5% or more of the outstanding shares of Buying Fund can be found at Exhibit B.

SECURITY OWNERSHIP OF MANAGEMENT AND THE TRUSTEES

      Information regarding the ownership of your Fund's shares and Buying Fund's shares by the Trustees and current executive officers of the Trust can be found in Exhibits A and B, respectively.

                                  OTHER MATTERS

      Management does not know of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

                                    EXHIBIT A

                        OWNERSHIP OF SHARES OF YOUR FUND

SIGNIFICANT HOLDERS

      Listed below is the name, address and percent ownership of each person who, as of April 11, 2008, to the best knowledge of the Trust owned 5% or more of any outstanding shares of your Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of your Fund is presumed to "control" the fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

--------------------------------------------------------------------------------------------
       Name and Address                 Number of Shares Owned       Percent Owned of Record
       ----------------                 ----------------------       -----------------------
                                                                        and Beneficially
                                                                        ----------------
--------------------------------------------------------------------------------------------
Gardner Lewis Asset Management                73,506.363                     9.79%*
PSP William W. Gardner, Ttee
285 Wilmington-W. Chester Pike
Chadds Ford, PA 19317
--------------------------------------------------------------------------------------------
John L. Lewis                                104,111.444                     13.87%
285 Wilmington-W. Chester Pike
Chadds Ford, PA 19317
--------------------------------------------------------------------------------------------
River Ridge Inc.                             145,631.068                     19.40%
204 Baynard Bldg
3411 Silverside Road
Wilmington, DE 19810
--------------------------------------------------------------------------------------------

      * The Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.


SECURITY OWNERSHIP OF MANAGEMENT AND THE TRUSTEES

      To the best of the knowledge of the Trust, the ownership of shares of your Fund by executive officers and the Trustees of the Trust as a group constituted 15.67% of the outstanding shares of your Fund as of April 11, 2008. Additionally, to the best of the knowledge of the Trust, the ownership of shares of your Fund held in accounts over which executive officers and principals of GLAM, along with their family members, have beneficial interest, including the authority to vote shares, as a group constituted 51.02% of the outstanding shares of your Fund as of April 11, 2008.

                                    EXHIBIT B

                       OWNERSHIP OF SHARES OF BUYING FUND

SIGNIFICANT HOLDERS

      Listed below is the name, address and percent ownership of each person who, as of March 31, 2008 to the best knowledge of the Trust owned 5% or more of any class of the outstanding shares of Buying Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of Buying Fund is presumed to "control" Buying Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

      Name and Address             Class of Shares      Number of Shares Owned     Percent Owned of
      ----------------             ---------------      ----------------------     -----------------
                                                                                       Record and
                                                                                       ----------
                                                                                      Beneficially
                                                                                      ------------
Charles Schwab & Co Inc,            Institutional             33,487.442                 7.86%*
Special Cust Account
FBO Our Customers,
101 Montgomery Street, San
Francisco, CA 94104
Gardner Lewis Asset Mgmt 401k       Institutional             21,594.206                 5.07%*
W. Whitfield Gardner, Ttee
285 Wilmington-W. Chester Pike
Chadds Ford, PA 19317
J.P. Morgan Securities, Inc.        Institutional             96,181.877                 22.57%*
500 Stanton Christiana Road
Newark, DE 19713
John L. Lewis                       Institutional             22,113.271                  5.19%
285 Wilmington-W. Chester Pike
Chadds Ford, PA 19317
Henry D. Lindsley                   Institutional             30,152.374                  7.07%
4604 Watauga Road
Dallas, TX 75209
Wilmington Trust Co. Cust FBO       Institutional            112,897.527                 26.49%*
Betty Shaw Weymouth, BS
Weymouth & J Shaw III, Ttee
P.O. Box 8882
Wilmington, DE 19899-8882
Charles Schwab & Co Inc,               Class A                44,821.360                 13.95%*
Special Cust Account
FBO Our Customers,
101 Montgomery Street, San
Francisco, CA 94104

      * The Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SECURITY OWNERSHIP OF MANAGEMENT AND THE TRUSTEES

      To the best of the knowledge of the Trust, the ownership of shares of Buying Fund by executive officers and the Trustees of the Trust as a group constituted 5.19% of the outstanding Institutional shares and less than 1% of the outstanding Institutional and Class A Investor shares combined of Buying Fund as of April 11, 2008.

                                   APPENDIX I

                                    AGREEMENT

                                       AND

                             PLAN OF REORGANIZATION

                                       FOR

                       CHESAPEAKE AGGRESSIVE GROWTH FUND,

                             A SEPARATE PORTFOLIO OF

                         GARDNER LEWIS INVESTMENT TRUST

                                 April 15, 2008

                                TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS.......................................................   1
      SECTION 1.1.  Definitions.............................................   1

ARTICLE 2 TRANSFER OF ASSETS................................................   5
      SECTION 2.1.  Reorganization of Selling Fund..........................   5
      SECTION 2.2.  Computation of Net Asset Value..........................   6
      SECTION 2.3.  Valuation Date..........................................   6
      SECTION 2.4.  Delivery................................................   6
      SECTION 2.5.  Termination of Series and Redemption of
                    Selling Fund Shares.....................................   6
      SECTION 2.6.  Issuance of Buying Fund Shares..........................   7
      SECTION 2.7.  Investment Securities...................................   7
      SECTION 2.8.  Liabilities.............................................   7

ARTICLE 3 REPRESENTATIONS AND WARRANTIES WITH RESPECT TO SELLING FUND.......   7
      SECTION 3.1.  Organization; Authority.................................   7
      SECTION 3.2.  Registration and Regulation of the Trust................   8
      SECTION 3.3.  Financial Statements....................................   8
      SECTION 3.4.  No Material Adverse Changes; Contingent Liabilities.....   9
      SECTION 3.5.  Selling Fund Shares; Business Operations................   9
      SECTION 3.6.  Accountants.............................................   9
      SECTION 3.7.  Binding Obligation......................................  10
      SECTION 3.8.  No Breaches or Defaults.................................  10
      SECTION 3.9.  Authorizations or Consents..............................  10
      SECTION 3.10. Permits.................................................  10
      SECTION 3.11. No Actions, Suits or Proceedings........................  10
      SECTION 3.12. Contracts...............................................  11
      SECTION 3.13. Properties and Assets...................................  11
      SECTION 3.14. Taxes...................................................  11
      SECTION 3.15. Benefit and Employment Obligations......................  12
      SECTION 3.16. Brokers.................................................  12
      SECTION 3.17. Voting Requirements.....................................  12
      SECTION 3.18. State Takeover Statutes.................................  12
      SECTION 3.19. Books and Records.......................................  12
      SECTION 3.20. Prospectus and Statement of Additional Information......  12
      SECTION 3.21. No Distribution.........................................  12
      SECTION 3.22. Liabilities of Selling Fund.............................  12
      SECTION 3.23. Value of Shares.........................................  12
      SECTION 3.24. Intercompany Indebtedness; Consideration................  12

ARTICLE 4 REPRESENTATIONS AND WARRANTIES WITH RESPECT TO BUYING FUND........  13
      SECTION 4.1.  Organization; Authority.................................  13
      SECTION 4.2.  Registration and Regulation of the Trust................  13
      SECTION 4.3.  Financial Statements....................................  13

      SECTION 4.4.  No Material Adverse Changes; Contingent Liabilities.....  13
      SECTION 4.5.  Registration of Buying Fund Shares......................  13
      SECTION 4.6.  Accountants.............................................  14
      SECTION 4.7.  Binding Obligation......................................  14
      SECTION 4.8.  No Breaches or Defaults.................................  15
      SECTION 4.9.  Authorizations or Consents..............................  15
      SECTION 4.10. Permits.................................................  15
      SECTION 4.11. No Actions, Suits or Proceedings........................  15
      SECTION 4.12. Taxes...................................................  16
      SECTION 4.13. Brokers.................................................  16
      SECTION 4.14. Representations Concerning the Reorganization...........  16
      SECTION 4.15. Prospectus and Statement of Additional Information......  17
      SECTION 4.16. Value of Shares.........................................  17
      SECTION 4.17. Intercompany Indebtedness; Consideration................  17

ARTICLE 5 COVENANTS.........................................................  18
      SECTION 5.1.  Conduct of Business.....................................  18
      SECTION 5.2.  Expenses................................................  18
      SECTION 5.3.  Further Assurances......................................  18
      SECTION 5.4.  Notice of Events........................................  19
      SECTION 5.5.  Consents, Approvals and Filings.........................  19
      SECTION 5.6.  Submission of Agreement to Shareholders.................  19

ARTICLE 6 CONDITIONS PRECEDENT TO THE REORGANIZATION........................  19
      SECTION 6.1.  Conditions Precedent of the Trust.......................  19
      SECTION 6.2.  Mutual Conditions.......................................  20
      SECTION 6.3.  Conditions Precedent of the Trust.......................  21

ARTICLE 7 TERMINATION OF AGREEMENT..........................................  22
      SECTION 7.1.  Termination.............................................  22
      SECTION 7.2.  Survival After Termination..............................  22

ARTICLE 8 MISCELLANEOUS.....................................................  22
      SECTION 8.1.  Survival of Representations, Warranties and Covenants...  22
      SECTION 8.2.  Governing Law...........................................  22
      SECTION 8.3.  Binding Effect, Persons Benefiting, No Assignment.......  22
      SECTION 8.4.  Obligations of the Trust and the Trust..................  23
      SECTION 8.5.  Amendments..............................................  23
      SECTION 8.6.  Enforcement.............................................  23
      SECTION 8.7.  Interpretation..........................................  23
      SECTION 8.8.  Counterparts............................................  24
      SECTION 8.9.  Entire Agreement; Exhibits and Schedules................  24
      SECTION 8.10. Notices.................................................  25
      SECTION 8.11. Representations by Investment Adviser...................  25
      SECTION 8.12. Successors and Assigns; Assignment......................  25

                      AGREEMENT AND PLAN OF REORGANIZATION

      AGREEMENT AND PLAN OF REORGANIZATION, dated as of April 8, 2008 (this "Agreement"), by GARDNER LEWIS INVESTMENT TRUST (the "Trust"), a Massachusetts business trust, with respect to THE CHESAPEAKE AGGRESSIVE GROWTH FUND ("Selling Fund"), and THE CHESAPEAKE GROWTH FUND ("Buying Fund"), both separate series of the Trust.

                                   WITNESSETH

      WHEREAS, the Trust is a management investment company registered with the SEC (as defined below) under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Selling Fund and Buying Fund, for sale to the public; and

      WHEREAS, the Trust desires to provide for the reorganization of Selling Fund through the transfer of all of its assets to Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities (as defined below) of Selling Fund and the issuance by the Trust of Institutional shares of Buying Fund in the manner set forth in this Agreement; and

      WHEREAS,   the  Investment  Adviser  (as  defined  below)  serves  as  the investment advisor to both Buying Fund and Selling Fund and is making certain representations, warranties and agreements set forth in this Agreement;

      WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of the regulations under
Section 368(a) of the Code (as defined below).

      NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, Selling Fund and Buying Fund agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

      SECTION 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

"Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

"Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

"Agreement" means this Agreement and Plan of Reorganization, together with all exhibits and schedules attached hereto and all amendments hereto and thereof.

"Applicable Law" means the applicable laws of the Commonwealth of Massachusetts and shall include the General Laws of Massachusetts.

"Buying Fund" means the Chesapeake Growth Fund, a separate series of the Trust.

"Buying Fund Auditors" means Briggs Bunting & Dougherty, LLP.

"Buying Fund Financial Statements" means the audited financial statements of Buying Fund and Selling Fund for the fiscal year ended October 31, 2007.

"Buying Fund Shares" means shares of Buying Fund described in Section 2.6 of this Agreement.

"Closing" means the transfer of the assets of Selling Fund to Buying Fund, the assumption of all of Selling Fund's Liabilities by Buying Fund and the issuance of Buying Fund Shares directly to Selling Fund Shareholders as described in
Section 2.1 of this Agreement.

"Closing Date" means June 26, 2008, or such other date as the parties may mutually agree upon.

"Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

"Corresponding" means, when used with respect to a class of shares of Selling Fund or Buying Fund, the classes of their shares set forth opposite each other on Schedule 2.1.

"Custodian" means US Bank N.A. acting in its capacity as custodian for the assets of Buying Fund and Selling Fund.

"Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

"Governing Documents" means the organic documents which govern the business and operations of the Trust and shall include, as applicable, the Amended and Restated Declaration of Trust and Amended and Restated Bylaws.

"Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the Financial Industry Regulatory Authority, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

"Investment Adviser" means Gardner Lewis Asset Management LP.

"Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

"Liabilities" means all of the liabilities of any kind of Selling Fund, including without limitation all liabilities included in the calculation of the net asset value of Selling Fund Shares on the Closing Date, but not including the excluded liabilities set forth on Exhibit A.

"Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

"Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

"NYSE" means the New York Stock Exchange.

"Permits" shall have the meaning set forth in Section 3.10 of this Agreement.

"Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

"Reorganization" means the acquisition of the assets of Selling Fund by Buying Fund in consideration of the assumption by Buying Fund of all of the Liabilities of Selling Fund and the issuance by the Trust of Buying Fund Shares directly to Selling Fund Shareholders as described in this Agreement, and the termination of Selling Fund's status as a designated series of shares of the Trust.

"Required Shareholder Vote" means, if a quorum is present, a 1940 Act Majority, which is the lesser of (a) the affirmative vote of 67% or more of the voting securities of Selling Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of such Selling Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of such Selling Fund.

"Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

"SEC" means the United States Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

"Selling Fund" means the Chesapeake Aggressive Growth Fund, a separate series of the Trust.

"Selling Fund Auditors" means Briggs Bunting & Dougherty, LLP.

"Selling Fund Financial Statements" means the audited financial statements of Selling Fund and Buying Fund for the fiscal year ended October 31, 2007.

"Selling Fund Shareholders" means the holders of record of the outstanding shares of Selling Fund as of the close of regular trading on the NYSE on the Valuation Date.

"Selling Fund Shares" means the outstanding shares of Selling Fund.

"Shareholders Meeting" means a meeting of the shareholders of Selling Fund convened in accordance with Applicable Law and the Governing Documents of the Trust to consider and vote upon the approval of this Agreement.

"Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

"Termination Date" means October 31, 2008, or such later date as the parties may mutually agree upon.

"Treasury Regulations" means the Federal income tax regulations adopted pursuant to the Code.

"Trust" means Gardner Lewis Investment Trust, a Massachusetts business trust.

"Trust Counsel" means Husch Blackwell Sanders LLP.

"Trust Registration Statement" means the registration statement on Form N-1A of the Trust, as amended, 1940 Act Registration No. 811-07324.

"Valuation Date" shall have the meaning set forth in Section 2.2 of this Agreement.

                                    ARTICLE 2

                               TRANSFER OF ASSETS

      SECTION 2.1. Reorganization of Selling Fund. At the Effective Time, all of the assets of Selling Fund shall be transferred and delivered to the account held at the Custodian of Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities of Selling Fund and delivery by the Trust directly to the holders of record as of the Effective Time of the issued and outstanding shares of Selling Fund of a number of Institutional shares of Buying Fund, as set forth on Schedule 2.1 (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of Selling Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all Liens.

      SECTION 2.2. Computation of Net Asset Value.

      (a) The net asset value per share of Buying Fund Shares, and the value of the assets and the amount of the Liabilities of Selling Fund, shall, in each case, be determined as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date").

      (b) The net asset value per share of Buying Fund Shares shall be computed in accordance with the policies and procedures of Buying Fund as described in the Trust Registration Statement.

      (c) The value of the assets and the amount of the Liabilities of Selling Fund to be transferred to Buying Fund pursuant to this Agreement shall be computed in accordance with the policies and procedures of Selling Fund as described in the Trust Registration Statement.

      (d) Subject to Sections 2.2(b) and (c) above, all computations of value regarding the assets and Liabilities of Selling Fund and the net asset value per share of Buying Fund Shares to be issued pursuant to this Agreement shall be made by agreement of the Selling Fund and Buying Fund. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the Trust's pricing policies and procedures.

      SECTION 2.3. Valuation Date. The share transfer books of Selling Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Selling Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Selling Fund. Redemption requests thereafter received by Selling Fund shall be deemed to be redemption requests for Buying Fund Shares of the corresponding class (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Selling Fund Shareholders under this Agreement.

      SECTION 2.4. Delivery.

      (a) No later than three (3) business days preceding the Closing Date, the Trust shall instruct Custodian to transfer all assets held by Selling Fund to the account of Buying Fund maintained at Custodian. Such assets shall be delivered by Custodian on the Closing Date. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Selling Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Buying Fund at Custodian.

      (b) If, on the Closing Date, Selling Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Selling Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Selling Fund or its broker, then the Trust shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Selling Fund has delivered to Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Trust or Custodian, including brokers' confirmation slips.

      SECTION 2.5. Termination of Series and Redemption of Selling Fund Shares. Following receipt of the Required Shareholder Vote and as soon as reasonably practicable after the Closing, the status of Selling Fund as a designated series of the Trust shall be terminated and the Trust shall redeem the outstanding shares of Selling Fund from Selling Fund Shareholders in accordance with its Governing Documents and all issued and outstanding shares of Selling Fund shall thereupon be canceled on the books of the Trust.

      SECTION 2.6. Issuance of Buying Fund Shares. At the Effective Time, Selling Fund Shareholders holding shares of Selling Fund shall be issued that number of full and fractional shares of the class of shares designated as the Institutional shares of Buying Fund having a net asset value equal to the net asset value of such shares of Selling Fund held by Selling Fund Shareholders on the Valuation Date in accordance with Sections 2.1 and 2.2. The Trust shall provide instructions to the transfer agent of the Trust with respect to the shares of Buying Fund to be issued to Selling Fund Shareholders. The Trust shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. The Trust shall record on its books the ownership of the shares of Buying Fund by Selling Fund Shareholders and shall forward a confirmation of such ownership to Selling Fund Shareholders. No redemption or repurchase of such shares credited to former Selling Fund Shareholders in respect of Selling Fund Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to the Trust for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to the Trust.

      SECTION 2.7. Investment Securities. On or prior to the Valuation Date, the Trust shall deliver a list setting forth the securities Selling Fund then owned together with the respective Federal income tax bases thereof and holding periods therefor. Selling Fund shall provide to Buying Fund on or before the Valuation Date detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Buying Fund hereunder. Such records shall be made available by Selling Fund prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or Buying Fund Auditors upon reasonable request.

      SECTION 2.8. Liabilities. Selling Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                    ARTICLE 3

           REPRESENTATIONS AND WARRANTIES WITH RESPECT TO SELLING FUND

      The Trust represents and warrants with respect to Selling Fund as follows:

      SECTION 3.1. Organization; Authority. Selling Fund is a separate investment series of the Trust, which is duly organized, validly existing and in good standing under Applicable Law, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

      SECTION 3.2. Registration and Regulation of the Trust. The Trust is duly registered with the SEC as an investment company under the Investment Company Act and all Selling Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by the Trust to revoke or rescind any such registration or qualification. Selling Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Selling Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Trust Registration Statement. The value of the net assets of Selling Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of the Trust and all purchases and redemptions of Selling Fund Shares have been effected at the net asset value per share calculated in such manner.

      SECTION 3.3. Financial Statements. The books of account and related records of Selling Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The Selling Fund Financial Statements present fairly in all material respects the financial position of Selling Fund as of the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

      SECTION 3.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the Selling Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Selling Fund or the status of Selling Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Selling Fund or occurring in the ordinary course of business of Selling Fund or the Trust. Except as set forth on Schedule 3.4, there are no contingent liabilities of Selling Fund not disclosed in the Selling Fund Financial Statements and no contingent liabilities of Selling Fund have arisen since the date of the most recent financial statements included in the Selling Fund Financial Statements.

      SECTION 3.5. Selling Fund Shares; Business Operations.

      (a) Selling Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

      (b) During the five-year period ending on the date of the Reorganization, neither Selling Fund nor any person related to Selling Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Selling Fund for consideration other than shares of Selling Fund, except for shares redeemed in the ordinary course of Selling Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Selling Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Selling Fund on the Effective Date.

      (c) At the time of its Reorganization, Selling Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Selling Fund Shares, except for the right of investors to acquire Selling Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

      SECTION 3.6. Accountants. Selling Fund Auditors, which have reported upon the Selling Fund Financial Statements for the fiscal year ended October 31, 2007, are independent registered public accountants as required by the Securities Act and the Exchange Act.

      SECTION 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by the Trust on behalf of Selling Fund and, assuming this Agreement has been duly executed and delivered by the Trust and approved by the shareholders of Selling Fund, constitutes the legal, valid and binding obligation of the Selling Fund enforceable in accordance with its terms from and with respect to the revenues and assets of Selling Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

      SECTION 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by the Trust on behalf of Selling Fund and performance by the Trust of its obligations hereunder has been duly authorized by all necessary trust action on the part of the Trust, other than approval by the shareholders of Selling Fund, and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of the Trust and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Selling Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which the Trust is a party or by which it may be bound and which relates to the assets of Selling Fund or to which any property of Selling Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over the Trust or any property of Selling Fund. The Trust is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of
Section 368(a)(3)(A) of the Code.

      SECTION 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by the Trust in connection with the due execution and delivery by the Trust of this Agreement and the consummation by the Trust of the transactions contemplated hereby.

      SECTION 3.10. Permits. Except for the absence of, or default under, Permits (as defined below) that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Trust has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Selling Fund. To the knowledge of Selling Fund there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

      SECTION 3.11. No Actions, Suits or Proceedings.

      (a) There is no pending action, suit or proceeding, nor, to the knowledge of the Trust, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against the Trust with respect to Selling Fund before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

      (b) Except as otherwise disclosed in writing to and accepted by the Trust with respect to Selling Fund, there are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of the Trust, threatened in writing or, if probable of assertion, orally, against the Trust affecting any property, asset, interest or right of Selling Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Selling Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to the Trust's conduct of the business of Selling Fund affecting in any significant respect the conduct of such business. The Trust is not, and has not been, to the knowledge of the Trust, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Selling Fund, other than as has been disclosed to the Trust's Board of Trustees.

      SECTION 3.12. Contracts. The Trust is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Selling Fund, by which the assets, business, or operations of Selling Fund may be bound or affected, or under which it or the assets, business or operations of Selling Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of the Trust there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

      SECTION 3.13. Properties and Assets. Selling Fund has good and marketable title to all properties and assets reflected in the Selling Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Selling Fund Financial Statements.

      SECTION 3.14. Taxes.

      (a) Selling Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Since inception, Selling Fund has qualified for treatment as a regulated investment company for each taxable year that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Selling Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Selling Fund for treatment as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Selling Fund arising by reason of undistributed investment company taxable income or net capital gain, the Trust will declare on or prior to the Valuation Date to the shareholders of Selling Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of Selling Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended October 31, 2007 and for the short taxable year beginning on November 1, 2007 and ending on the Closing Date and
(B) all of Selling Fund's net capital gain recognized in its taxable year ended October 31, 2007 and in such short taxable year (after reduction for any capital loss carryover).

      (b) Selling Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Selling Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Selling Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Selling Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

      SECTION 3.15. Benefit and Employment Obligations. Except for any obligations under the Trustee Benefit Plans, Selling Fund has no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to, under any Benefit Plan, and has no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

      SECTION 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of the Trust in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with the Trust or any action taken by it.

      SECTION 3.17. Voting Requirements. The Required Shareholder Vote is the only vote of the holders of Selling Fund Shares necessary to approve this Agreement.

      SECTION 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to this Agreement or any of the transactions contemplated by this Agreement.

      SECTION 3.19. Books and Records. The books and records of the Trust relating to Selling Fund, reflecting, among other things, the purchase and sale of Selling Fund Shares, the number of issued and outstanding shares owned by each Selling Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

      SECTION 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Selling Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      SECTION 3.21. No Distribution. Buying Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

      SECTION 3.22. Liabilities of Selling Fund. The Liabilities of Selling Fund that are to be assumed by Buying Fund in connection with the Reorganization, or to which the assets of Selling Fund to be transferred in the Reorganization are subject, were incurred by Selling Fund in the ordinary course of its business. The fair market value of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of Liabilities, if any, to which such transferred assets will be subject.

      SECTION 3.23. Value of Shares. The fair market value of the shares of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal, as of the Effective Time, to the fair market value of the shares of Selling Fund to be constructively surrendered in exchange therefor.

      SECTION 3.24. Consideration. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization.

                                    ARTICLE 4

           REPRESENTATIONS AND WARRANTIES WITH RESPECT TO BUYING FUND

      The Trust represents and warrants with respect to Buying Fund as follows:

      SECTION 4.1. Organization; Authority. Buying Fund is a separate investment series of the Trust, which is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.

      SECTION 4.2. Registration and Regulation of the Trust. The Trust is duly registered with the SEC as an investment company under the Investment Company Act. Buying Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Buying Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Registration Statement. The value of the net assets of Buying Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Buying Fund and all purchases and redemptions of Buying Fund Shares have been effected at the net asset value per share calculated in such manner.

      SECTION 4.3. Financial Statements. The books of account and related records of Buying Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The Buying Fund Financial Statements present fairly in all material respects the financial position of Buying Fund as of the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

      SECTION 4.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the Buying Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Buying Fund or the status of Buying Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Buying Fund or occurring in the ordinary course of business of Buying Fund or the Trust. There are no contingent liabilities of Buying Fund not disclosed in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles. Except as set forth on Schedule 4.4, no contingent liabilities of Buying Fund have arisen since the date of the most recent financial statements included in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

      SECTION 4.5. Registration of Buying Fund Shares.

      (a) Buying Fund currently has those classes of shares that are set forth on Schedule 4.5(a). Under its Governing Documents, the Trust is authorized to issue an unlimited number of shares of each such class.

      (b) Buying Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of the Trust then in effect.

      (c) Buying Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Buying Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire shares of Buying Fund, except for the right of investors to acquire shares of Buying Fund at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

      (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of the Trust's Registration Statement on Form N-14, shall be furnished to the shareholders of Selling Fund entitled to vote at the Shareholders Meeting in accordance with normal market practice for such transactions. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Buying Fund, when they become effective, shall conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

      (e) The shares of Buying Fund which have been or are being offered for sale (other than the Buying Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the Trust Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by the Trust to revoke or rescind any such registration or qualification.

      SECTION 4.6. Accountants. Buying Fund Auditors, which have reported upon the Buying Fund Financial Statements for the fiscal year ended October 31, 2007, are independent registered public accountants as required by the Securities Act and the Exchange Act.

      SECTION 4.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by the Trust on behalf of Buying Fund and, assuming this Agreement has been duly executed and delivered by the Trust, constitutes the legal, valid and binding obligation of Buying Fund, enforceable in accordance with its terms from and with respect to the revenues and assets of Buying Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

      SECTION 4.8. No Breaches or Defaults. The execution and delivery of this Agreement by the Trust on behalf of Buying Fund and performance by the Trust of its obligations hereunder have been duly authorized by all necessary trust action on the part of the Trust and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of the Trust and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Buying Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Buyer is a party or by which it may be bound and which relates to the assets of Buying Fund or to which any properties of Buying Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over the Trust or any property of Buying Fund. The Trust is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of
Section 368(a)(3)(A) of the Code.

      SECTION 4.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by the Trust in connection with the due execution and delivery by the Trust of this Agreement and the consummation by the Trust of the transactions contemplated hereby.

      SECTION 4.10. Permits. Except for the absence of, or default under, Permits that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Trust has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Buying Fund. To the knowledge of the Trust there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

      SECTION 4.11. No Actions, Suits or Proceedings.

      (a) There is no pending action, suit or proceeding, nor, to the knowledge of the Trust, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against the Trust with respect to Buying Fund before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

      (b) Except as otherwise disclosed in writing to and accepted by the Trust with respect to Buying Fund, there are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of the Trust, threatened in writing or, if probable of assertion, orally, against the Trust, affecting any property, asset, interest or right of Buying Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Buying Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to the Trust's conduct of the business of Buying Fund affecting in any significant respect the conduct of such business. The Trust is not, and has not been, to the knowledge of the Trust, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Buying Fund, other than as has been disclosed to the Trust's Board of Trustees.

      SECTION 4.12. Taxes.

      (a) Buying Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Since inception, Buying Fund has qualified for treatment as a regulated investment company for each taxable year that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Buying Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

      (b) Buying Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Buying Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Buying Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Buying Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

      SECTION 4.13. Brokers. No broker, finder or similar intermediary has acted for or on behalf of the Trust in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with the Trust or any action taken by it.

      SECTION 4.14. Representations Concerning the Reorganization.

      (a) There is no plan or intention by the Trust, the Buying Fund or any person related to the Trust to acquire or redeem any Buying Fund Shares issued in the Reorganization, except to the extent that Buying Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

      (b) Buying Fund has no plan or intention to sell or otherwise dispose of any of the assets of Selling Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code; provided, however, that this Section 4.14(b) shall not preclude any of the reorganizations of funds set forth on Schedule 4.14(b).

      (c) Following the Reorganization, Buying Fund will continue an "historic business" of Selling Fund or use a significant portion of Selling Fund's "historic business assets" in a business. For purposes of this representation, the terms "historic business" and "historic business assets" shall have the meanings ascribed to them in Section 1.368-1(d) of the Treasury Regulations; provided, however, that this Section 4.14(c) shall not preclude any of the reorganizations of funds set forth on Schedule 4.14(b).

      (d) Prior to or in the Reorganization, neither Buying Fund nor any person related to Buying Fund (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Selling Fund with consideration other than shares of Buying Fund. There is no plan or intention by Buying Fund to redeem, or by any person related to Buying Fund to acquire any of the Buying Fund Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Buying Fund's business as an open-end investment company as required by the Investment Company Act.

      SECTION 4.15. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Buying Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      SECTION 4.16. Value of Shares. The fair market value of the Buying Fund Shares received by Selling Fund Shareholders in the Reorganization will be approximately equal, as of the Effective Time, to the fair market value of the Selling Fund Shares to be constructively surrendered in exchange therefor. The fair market value of the assets of Buying Fund will exceed the amount of its liabilities immediately after the exchange.

      SECTION 4.17. Consideration. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization. The fair market value of the assets of Selling Fund transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                    ARTICLE 5

                                    COVENANTS

      SECTION 5.1. Conduct of Business.

      (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), the Trust shall conduct the business of Selling Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Selling Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(a) shall not preclude any of the reorganizations of funds set forth on
Schedule 4.14(b).

      (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), the Trust shall conduct the business of Buying Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Buying Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(b) shall not preclude any of the reorganizations of funds set forth on
Schedule 4.14(b).

      SECTION 5.2. Expenses. Buying Fund and Selling Fund shall each bear a portion of the costs and expenses incurred in connection with this Agreement and the Reorganization. Buying Fund shall bear twenty-five percent (25%) of the costs and expenses incurred in connection with this Agreement and the Reorganization, and Selling Fund shall bear seventy-five percent (75%) of the costs and expenses incurred in connection with this Agreement and the Reorganization.

      SECTION 5.3. Further Assurances. The Trust shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. The Trust shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization with respect to Buying Fund and Selling Fund, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

      SECTION 5.4. Notice of Events. The Trust on behalf of Buying Fund shall give prompt notice to Selling Fund, and the Trust on behalf of Selling Fund shall give prompt notice to Buying Fund, of (a) the occurrence or non-occurrence of any event which to the knowledge of either party or to the knowledge of the Trust would be likely to result in any of the conditions specified in (i) in the case of Selling Fund, Sections 6.1 and 6.2 or (ii) in the case of Buying Fund, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this
Section 5.4 shall not limit or otherwise affect the remedies available hereunder to any party.

      SECTION 5.5. Consents, Approvals and Filings. The Trust shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, the Trust shall use its reasonable best efforts (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. The Trust shall use reasonable efforts to provide such information and communications

      SECTION 5.6. Submission of Agreement to Shareholders. The Trust shall take all action necessary in accordance with applicable law and its Governing Documents to convene the Shareholders Meeting. The Trust shall, through its Board of Trustees, recommend to the shareholders of Selling Fund approval of this Agreement. The Trust shall use its reasonable best efforts to hold a Shareholders Meeting as soon as practicable and advisable after the date hereof.

                                    ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

      SECTION 6.1. Conditions Precedent of Buying Fund. The obligation of Buying Fund to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by the Trust.

      (a) The representations and warranties of the Trust on behalf of Selling Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

      (b) The Trust shall have complied with and satisfied in all material respects all agreements and conditions relating to Selling Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

      (c) Buying Fund shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of the Trust, in such individual's capacity as an officer of the Trust and not as an individual, to the effect that the conditions specified in Sections 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary (in such capacity) of the Trust certifying as to the accuracy and completeness of the attached Governing Documents of the Trust, and resolutions, consents and authorizations of or regarding the Trust with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

      (d) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

      (e) Buying Fund shall have received from Selling Fund confirmations or other adequate evidence as to the tax costs and holding periods of the assets and property of Selling Fund transferred to Buying Fund in accordance with the terms of this Agreement.

      (f) To the extent applicable, the Investment Adviser shall have terminated or waived, in either case in writing, any rights to reimbursement from Selling Fund to which it is entitled for fees and expenses absorbed by the Investment Adviser pursuant to voluntary and contractual fee waiver or expense limitation commitments between the Investment Adviser and Selling Fund.

      SECTION 6.2. Mutual Conditions. The obligations of Selling Fund and Buying Fund to consummate the Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more of which may be waived in writing by Selling Fund and Buying Fund, but only if and to the extent that such waiver is mutual.

      (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from, Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

      (b) This Agreement, the Reorganization of Selling Fund and related matters shall have been approved and adopted at the Shareholders Meeting by the shareholders of Selling Fund on the record date by the Required Shareholder Vote.

      (c) The assets of Selling Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Selling Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Selling Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Selling Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of Selling Fund held immediately prior to the Reorganization.

      (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

      (e) The Registration Statement on Form N-14 filed by the Trust with respect to Buying Fund Shares to be issued to Selling Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and shall include an undertaking therein to file the opinion referenced in Section 6.2(f) in a post-effective amendment to such Registration Statement after the Closing Date, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

      (f) The Trust shall have received on or before the Closing Date an opinion of Counsel as to the matters set forth on Schedule 6.2(f). In rendering such opinion, Counsel may request and rely upon representations contained in certificates of officers of the Trust and others, and the officers of The Trust shall use their best efforts to make available such truthful certificates.

      SECTION 6.3. Conditions Precedent of Selling Fund. The obligation of Selling Fund to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Selling Fund.

      (a) The representations and warranties of the Trust on behalf of Buying Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

      (b) The Trust shall have complied with and satisfied in all material respects all agreements and conditions relating to Buying Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

      (c) Selling Fund shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of the Trust, in such individual's capacity as an officer of the Trust and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of the Trust (in such capacity) certifying as to the accuracy and completeness of the attached Governing Documents of the Trust and resolutions, consents and authorizations of or regarding the Trust with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                                    ARTICLE 7

                            TERMINATION OF AGREEMENT

      SECTION 7.1. Termination. This Agreement may be terminated on or prior to the Closing Date as follows:

      (a) by mutual written consent of Selling Fund and Buying Fund; or

      (b) at the election of Selling Fund or Buying Fund, to be effectuated by the delivery by the terminating party to the other party of a written notice of such termination:

      (i) if the Closing Date shall not be on or before the Termination Date, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

      (ii) if, upon a vote at the Shareholders Meeting or any final adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

      (iii) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

      SECTION 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Selling Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to the Reorganization and Selling Fund, except for the provisions of Section 5.3.

                                    ARTICLE 8

                                  MISCELLANEOUS

      SECTION 8.1. Survival of Representations, Warranties and Covenants. The representations and warranties in this Agreement, and the covenants in this Agreement that are required to be performed at or prior to the Closing Date, shall terminate upon the consummation of the transactions contemplated hereunder. The covenants in this Agreement that are required to be performed in whole or in part subsequent to the Closing Date shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

      SECTION  8.2.  Governing  Law.  This  Agreement  shall  be  construed  and
interpreted   according  to  the  laws  of  the  Commonwealth  of  Massachusetts applicable to contracts made and to be performed wholly within such state.

      SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

      SECTION 8.4. Obligations of Buyer and Seller. Selling Fund and Buying Fund hereby acknowledge and agree that Selling Fund and Buying Fund are each a separate investment portfolio of the Trust, that the Trust is executing this Agreement on behalf of Selling Fund and Buying Fund, and that any amounts payable by the Trust under or in connection with this Agreement shall be payable solely from the revenues and assets of Selling Fund and/or Buying Fund, as applicable. Selling Fund and Buying Fund further acknowledge and agree that this Agreement has been executed by a duly authorized officer of the Trust in his or her capacity as an officer of the Trust intending to bind the Trust as provided herein, and that no officer, trustee or shareholder of the Trust shall be personally liable for the liabilities or obligations of the Trust incurred hereunder. Finally, Selling Fund and Buying Fund acknowledge and agree that the liabilities and obligations of Selling Fund and Buying Fund pursuant to this Agreement shall be enforceable against the assets of Selling Fund and Buying Fund, respectively, only and not against the assets of the Trust generally or assets belonging to any other series of the Trust.

      SECTION 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by the Trust, on behalf of Selling Fund, and the Trust, on behalf of Buying Fund.

      SECTION 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

      SECTION 8.7. Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

      SECTION 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

      SECTION 8.9. Entire Agreement; Exhibits and Schedules. This Agreement, including the Exhibits, Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

      SECTION 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

      (a) To the Trust:

      GARDNER LEWIS INVESTMENT TRUST
      285 Wilmington-West Chester Pike
      Chadds Ford, PA   19317
      Attn: John L. Lewis

      with a copy to:

      Husch Blackwell Sanders LLP
      4801 Main Street, Suite 1000
      Kansas City, MO   64112
      Attn: John H. Lively, Esq.

      SECTION 8.11. Representations by Investment Adviser. In its capacity as investment adviser to the Trust, the Investment Adviser represents that to the best of its knowledge the representations and warranties of the Trust with respect to Selling Fund and the Trust with respect to Buying Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11, the best knowledge standard shall be deemed to mean that the officers of the Investment Adviser who have substantive responsibility for the provision of investment advisory services to the Trust do not have actual knowledge to the contrary after due inquiry.

      SECTION 8.12. Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The parties hereto expressly acknowledge and agree that this Agreement shall be binding upon and inure to the benefit of the Massachusetts Business Trust that is the resulting entity in the permitted reorganizations of funds set forth on Schedule 4.14(b).

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                        GARDNER LEWIS INVESTMENT TRUST,
                                        on behalf of CHESAPEAKE AGGRESSIVE
                                        GROWTH
FUND

                                        By:
                                                --------------------------------
                                        Name:
                                                --------------------------------
                                        Title:
                                                --------------------------------


                                        GARDNER LEWIS INVESTMENT TRUST,
                                        on behalf of CHESAPEAKE AGGRESSIVE
                                        GROWTH FUND

                                        By:
                                                --------------------------------
                                        Name:
                                                --------------------------------
                                        Title:
                                                --------------------------------


                                        GARDNER LEWIS ASSET MANAGEMENT LP.

                                        By:
                                                --------------------------------
                                        Name:
                                                --------------------------------
                                        Title:
                                                --------------------------------

                                    EXHIBIT A

                      EXCLUDED LIABILITIES OF SELLING FUND

None.

                                  SCHEDULE 2.1

               CLASSES OF SHARES OF SELLING FUND AND CORRESPONDING
                         CLASS OF SHARES OF BUYING FUND


                                                 Corresponding Classes of
Classes of Shares of Selling Fund                 Shares of Buying Fund
------------------------------------      --------------------------------------
Chesapeake Aggressive Growth Fund               Chesapeake Growth Fund -
                                                  Institutional Shares

                                  SCHEDULE 3.4

                 CERTAIN CONTINGENT LIABILITIES OF SELLING FUND

None.

                                  SCHEDULE 4.4

                  CERTAIN CONTINGENT LIABILITIES OF BUYING FUND

None.

                                 SCHEDULE 4.5(A)

                        CLASSES OF SHARES OF BUYING FUND

Classes of Shares of Buying Fund  --  Class A Investor Shares
                                      Institutional Shares

                                SCHEDULE 4.14(B)

                       PERMITTED REORGANIZATIONS OF FUNDS

Chesapeake Aggressive Growth Fund into Chesapeake Growth Fund - Institutional
  Shares

                                 SCHEDULE 6.2(F)

                                  TAX OPINIONS

(i) The transfer of the assets of Selling Fund to Buying Fund in exchange solely for Buying Fund Shares distributed directly to Selling Fund Shareholders and Buying Fund's assumption of the Liabilities, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and Selling Fund and Buying Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

(ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Selling Fund on the transfer of its assets to Buying Fund solely in exchange for Buying Fund Shares and Buying Fund's assumption of the Liabilities or on the distribution of Buying Fund Shares to Selling Fund Shareholders.

(iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Buying Fund upon the receipt of assets of Selling Fund in exchange for Buying Fund Shares issued directly to Selling Fund Shareholders.

(iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Selling Fund Shareholders on the receipt of Buying Fund Shares in exchange for Selling Fund Shares.

(v) In accordance with Section 362(b) of the Code, the basis to Buying Fund of the assets of Selling Fund will be the same as the basis of such assets in the hands of Selling Fund immediately prior to the Reorganization.

(vi) In accordance with Section 358(a) of the Code, a Selling Fund Shareholder's basis for Buying Fund Shares received by the Selling Fund Shareholder will be the same as his or her basis for Selling Fund Shares exchanged therefor.

(vii)  In  accordance   with  Section  1223(1)  of  the  Code,  a  Selling  Fund
Shareholder's holding period for Buying Fund Shares will be determined by including such Selling Fund Shareholder's holding period for Selling Fund Shares exchanged therefor, provided that such Selling Fund Shareholder held such Selling Fund Shares as a capital asset.

(viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Selling Fund transferred to Buying Fund in the Reorganization will include the holding period for such assets in the hands of Selling Fund.

(ix) In accordance with Section 381(a)(2) of the Code, Buying Fund will succeed to and take into account the items of Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

                                   APPENDIX II

                            PROSPECTUS OF BUYING FUND

CUSIP NUMBER 36559B401                                       NASDAQ SYMBOL CHESX

================================================================================

                              The Chesapeake Growth Fund

                                    A SERIES OF THE
                            GARDNER LEWIS INVESTMENT TRUST

                                    A NO LOAD FUND
                                 INSTITUTIONAL SHARES

================================================================================

                                      PROSPECTUS
                                     March 1, 2008

       THE CHESAPEAKE GROWTH FUND ("Fund") seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of medium and large capitalization companies. This Fund also offers Class A Investor Shares, which are offered by a separate Prospectus.

                                  INVESTMENT ADVISOR
                                  ------------------
                            GARDNER LEWIS ASSET MANAGEMENT
                           285 Wilmington-West Chester Pike
                            Chadds Ford, Pennsylvania 19317
                                    1-800-430-3863

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES BEING OFFERED BY THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE AND COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR THE FUND'S DISTRIBUTOR IS A BANK. YOU SHOULD READ THIS PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

TABLE OF CONTENTS
================================================================================

                                                                            PAGE
                                                                            ----

THE FUND....................................................................   3

    Investment Objective....................................................   3

    Principal Investment Strategies.........................................   3

    Principal Risks of Investing in the Fund................................   5

    Performance of the Fund.................................................   6

    Fees and Expenses of the Fund...........................................   8

MANAGEMENT OF THE FUND......................................................   9

    Investment Advisor......................................................   9

    Administrator, Transfer Agent and Distributor ..........................  11

    Other Expenses..........................................................  11

INVESTING IN THE FUND.......................................................  12

    Minimum Investment......................................................  12

    Purchase and Redemption Price...........................................  12

    Purchasing Shares.......................................................  13

    Redeeming Your Shares...................................................  17

    Frequent Purchases and Redemptions......................................  20

OTHER IMPORTANT INVESTMENT INFORMATION......................................  22

    Dividends, Distributions, and Taxes.....................................  22

    Financial Highlights ...................................................  23

    Additional Information........................................... Back Cover

THE FUND
================================================================================

IINVESTMENT OBJECTIVE

The Chesapeake Growth Fund (the "Fund") seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of medium and large capitalization companies.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Gardner Lewis Investment Trust (the "Trust"), seeks capital appreciation by investing primarily in equity securities of medium and large capitalization companies. The Fund considers a medium capitalization company to be one that has a market capitalization, measured at the time that the Fund purchases the security, between $1.5 billion and $15 billion. The Fund considers a large capitalization company to be one that has a market capitalization, measured at the time that the Fund purchases the security, of at least $15 billion. The Fund's investments in these medium and large capitalization companies will be primarily in equity securities, such as common and preferred stock and securities convertible into common stock.

In making investment decisions for the Fund, Gardner Lewis Asset Management L.P. (the "Advisor") will base those decisions on its analysis of companies that show superior prospects for growth. By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies that in the Adviser's opinion are undergoing positive changes that have not yet been recognized by "Wall Street" analysts and the financial press. These changes may include:

      o     new product introductions;

      o     new distribution strategies;

      o     new manufacturing technology; and/or

      o     new management team or new management philosophy.

Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year's comparable period. The Advisor also favors portfolio investments in companies whose price when purchased is not yet fully reflective of their growth rates. In selecting these portfolio companies, the Advisor includes analysis of the following:

      o     growth rate of earnings;

      o     financial performance;

      o     management strengths and weaknesses;

      o     current market valuation in relation to earnings growth;

      o     historic and comparable company valuations;

      o     level and nature of the company's debt, cash flow,  working capital;
            and

      o     quality of the company's assets.

Under normal market conditions, the Fund will invest at least 90% of the Fund's total assets in equity securities, of which no more than 25% of the Fund's total assets will be invested in the securities of any one industry. Up to 10% of the Fund's total assets may consist of foreign securities and sponsored ADRs.
However, all securities will be traded on domestic and foreign securities exchanges or in the over-the-counter markets.

While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

      o the anticipated price appreciation has been achieved or is no longer probable;

      o the company's fundamentals appear, in the analysis of the Advisor, to be deteriorating;

      o     general   market   expectations   regarding  the  company's   future
            performance exceed those expectations held by the Advisor; or

      o alternative investments offer, in the view of the Advisor, superior potential for appreciation.

TEMPORARY DEFENSIVE POSITION. As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may determine from time to time that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. If the Fund invests in shares of other mutual funds, the shareholders of the Fund generally will be subject to duplicative management fees and other expenses. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund will also hold money market instruments or repurchase agreements for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The realization of such gains could adversely affect the Fund's after-tax performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rate for the past 5 years.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The following section describes the principal risks involved with portfolio investments of the Fund.

EQUITY SECURITIES: To the extent that the majority of the Fund's portfolio consists of equity securities, it is expected that the Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

MARKET RISK: Market risk refers to the risk related to investments in securities in general and daily fluctuations in the securities markets. The Fund's performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

INTERNAL CHANGE: Investing in companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, as described above, may involve greater than average risk due to their unproven nature.

MEDIUM CAPITALIZATION COMPANIES: As noted above, the Fund may invest a significant portion of its assets in the equity securities of medium capitalization companies. To the extent the Fund's assets are invested in medium capitalization companies, the Fund may exhibit more volatility than if it were invested exclusively in large capitalization companies because the securities of medium capitalization companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that medium capitalization companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, medium capitalization companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning medium capitalization companies than for larger, more established companies.

Although investing in securities of medium capitalization companies offers the potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed, and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

INVESTMENT ADVISOR RISK: The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

OVERWEIGHTING IN CERTAIN MARKET SECTORS: The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund's net asset value.

PERFORMANCE OF THE FUND

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund's Institutional shares by showing (on a calendar year basis) changes in the Fund's performance from year to year and by showing how the average annual total returns of Institutional shares of the Fund compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following chart shows the total return of Institutional shares of the Fund for the past ten calendar years of operation.

                              ANNUAL TOTAL RETURNS

                              [BAR CHART OMITTED]

  1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 12.50%  51.95%   0.13% -27.66% -32.97%  42.47%  10.77%   7.38%   9.46%  21.42%

      o During the period shown in the bar chart, the highest quarterly return was 43.15% (for the quarter ended December 31, 1999).

      o During the period shown in the bar chart, the lowest quarterly return was -29.23% (for the quarter ended September 30, 2001).

The impact of taxes is not reflected in the bar chart: if reflected returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2007:

The table below shows how the Fund's average annual total returns compare to those of the Russell 2000 Index and the S&P 500 Total Return Incex. The table also presents the impact of taxes on the returns of Institutional Shares of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you own the Fund in a tax-deferred account, such as an individual retirement account ("IRA") or a 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

--------------------------------------------------------------------------------
THE CHESAPEAKE GROWTH FUND
INSTITUTIONAL SHARES                    1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes                     21.42%     17.63%     6.46%
Return After Taxes on Distributions     21.42%     17.63%     4.92%
Return After Taxes on Distributions
     and Sale of Institutional Shares   13.92%     15.60%     4.91%
--------------------------------------------------------------------------------
Russell 2000 Index*                     -1.57%     16.25%     7.08%

S&P 500 Total Return Index*              5.49%     12.83%     5.91%

* The Russell 2000 Index is a widely recognized, unmanaged index of small capitalization stocks. The S&P 500 Index is a market capitalization-weighted index that is widely used as a barometer of U.S. stock market performance. The S&P 500 Total Return Index provides investors with a price-plus-gross cash dividend return of the companies represented in the S&P 500 Index. The returns for the indices reflect no deduction for fees, expenses or taxes.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you will pay if you buy and hold Institutional Shares of the Fund:

SHAREHOLDER FEES FOR INSTITUTIONAL SHARES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed On Purchases .....................     None
Maximum Deferred Sales Charge (Load)..................................     None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ..........     None
Redemption Fee........................................................     None
Exchange Fee..........................................................     None

ANNUAL FUND OPERATING EXPENSES FOR INSTITUTIONAL SHARES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees.......................................................    1.00%
Distribution and/or Service (12b-1) Fees..............................     None
Other Expenses .......................................................    1.97%
Acquired Fund Fees and Expenses(1)....................................     0.01
                                                                        -------
Total Annual Fund Operating Expenses(2)...............................    2.98%
Less: Fee Waivers(3)..................................................    1.00%
                                                                        -------
Net Annual Fund Operating Expenses(3).................................    1.98%
                                                                        =======

(1) Acquired Fund Fees and Expenses are the fees and expenses incurred indirectly by the Fund as a result of its investments during the most recent fiscal year in investment companies and other pooled investment vehicles.

(2) "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Institutional Shares of the Fund for the fiscal year ended October 31, 2007. The Fund has entered into brokerage/service arrangements with several brokers through commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund). These recaptured commissions are then used to offset overall Fund expenses. These oral arrangements are voluntary upon the part of the broker and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Board of Trustees of the Trust has reviewed these programs to ensure compliance with the Fund's policies and procedures. In addition, the Board of Trustees of the Trust reviews the Fund's brokerage commissions quarterly to ensure they are reasonable. There can be no assurance that these arrangements will continue in the future. As a result of these brokerage arrangements, as a percentage of the average daily net assets of the Fund, Total Annual Fund Operating Expenses for the Institutional Shares were as follows:

      Total Annual Fund Operating Expenses for
         the fiscal year ended October 31, 2007 ......................    2.92%

      See the "Management of the Fund - Brokerage/Service Arrangements" section below for further information.

(3) These amounts have been restated to reflect that, as of March 1, 2008, the Advisor has entered into a contractual agreement with the Trust under which it has agreed to waive its 1.00% Management Fee for the fiscal year ending October 31, 2008. It is expected that the contractual agreement will continue from year to year provided such continuance is approved by the Board of Trustees of the Trust.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
    PERIOD INVESTED        1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
    Your Costs              $201     $827      $1,479     $3,228
--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND
================================================================================

INVESTMENT ADVISOR

The Fund's investment advisor is Gardner Lewis Asset Management L.P., which was established as a Delaware corporation in 1990 and converted to a Pennsylvania limited partnership in 1994 and is controlled by W. Whitfield Gardner. Mr. Gardner, Chairman and Chief Executive Officer of the Advisor, and John L. Lewis, IV, President of the Advisor, are control persons by ownership of the Advisor and are also executive officers of the Trust. They have been responsible for the day-to-day management of the Fund's portfolio since its inception in 1994. As of December 31, 2007, the Advisor serves as investment advisor to approximately $9 billion in assets, providing investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor's address is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317.

The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. Subject to the authority of the Board of Trustees of the Trust, the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

THE ADVISOR'S COMPENSATION. During the fiscal year ended Ocotober 31, 2007, as full compensation for the investment advisory services provided to the Fund, the Fund paid the Advisor monthly compensation at the annual rate of 1.00% of the Fund's daily average net assets.

DISCLOSURE REGARDING APPROVAL OF THE INVESTMENT ADVISORY CONTRACT. A discussion regarding the Trustees' basis for approving the renewal of the investment advisory contract for the Fund is available in the Fund's annual report to shareholders for the fiscal year ended October 31, 2007. You may obtain a copy of the annual report, free of charge, upon request to the Fund.

EXPENSE LIMITATION AGREEMENT. In order to limit expenses of the Fund, the Advisor has entered into an expense limitation agreement with the Trust with respect to the Fund ("Expense Limitation Agreement") pursuant to which the Advisor has agreed to waive its entire managment fee for the fiscal year ending October 31, 2008. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to this Agreement, as defined in the Investment Company Act of 1940 ("1940 Act"), and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement. The Expense Limitation Agreement may be terminated by the Advisor or the Trust at the end of the then current term upon not less than 90 days' notice to the other party as set forth in the Expense Limitation Agreement.

PORTFOLIO MANAGERS. W. Whitfield Gardner, Chairman and Chief Executive Officer of the Advisor, and John L. Lewis, IV, President of the Advisor, are responsible for the day-to-day management of the Fund's portfolio. Messrs. Gardner and Lewis have managed the Fund's portfolio since its inception in 1997. They have been associated with the Advisor in their current capacities since it was founded in 1990.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

BROKERAGE/SERVICE ARRANGEMENTS. The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's operating expenses during the fiscal year ended October 31, 2007. These arrangements has been reviewed by the Trustees, pursuant to the provisions and guidelines outlined in applicable U.S. securities laws and legal precedent. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

BROKERAGE PRACTICES. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor will not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner which the Advisor believes to be fair and reasonable to the Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair to the participating accounts, with any exceptions to such methods involving the Fund being reported to the Trustees.

ADMINISTRATOR, TRANSFER AGENT AND DISTRIBUTOR

ADMINISTRATOR AND TRANSFER AGENT. Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund's administrator, transfer agent and fund accounting agent. Management and
administrative   services  of  Ultimus  include  (i)  providing   office  space,
equipment, and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

DISTRIBUTOR. Ultimus Fund Distributors, LLC (the "Distributor"), is the Fund's principal underwriter and serves as the exclusive agent for the distribution of the Fund's shares. The Distributor may sell the Fund's shares to or through qualified securities dealers or other approved entities.

OTHER EXPENSES

In addition to the management fees, the Fund pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent auditors and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees'
liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, including the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

INVESTING IN THE FUND
================================================================================

MINIMUM INVESTMENT

Institutional Shares of the Fund are sold and redeemed at net asset value by ("NAV"). Shares may be purchased directly from the Fund, by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares of the Fund. The minimum initial investment is $1,000,000 and the minimum additional investment is $5,000 ($100 for those participating in the automatic investment plan). The Fund may, in the Advisor's sole discretion, accept accounts with less than the stated minimum initial investment.

PURCHASE AND REDEMPTION PRICE

DETERMINING THE FUND'S NAV. The price at which you purchase or redeem shares is based on the next calculation of NAV after an order is received, subject to the order being accepted by the Fund in proper form. See "Purchasing Shares" and "Redeeming Shares" for instructions regarding the proper form for purchase and redemption orders, respectively. The Fund's NAV per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. To the extent that the Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The NAV per share of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate the NAV when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Board of Trustees. In determining the value of the Fund's total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies adopted by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a mid-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's NAV calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Fund's administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust's Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Fund's policies regarding fair value pricing are intended to result in a calculation of the Fund's NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Fund's normal pricing procedures. If such fair value price differs from the price that would have been determined using the Fund's normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Fund's normal pricing procedures. The performance of the Fund may also be affected if a portfolio security's fair value price were to differ from the security's price using the Fund's normal pricing procedures. The Fund may also not be able to receive the portfolio security's fair value if the Fund should sell the portfolio security. The Trustees monitor and evaluate the Fund's use of fair value pricing, and periodically review the results of any fair valuation under the Fund's policies.

OTHER MATTERS. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after tender. The Fund may suspend redemptions, if permitted by the Investment Company Act of 1940, as amended ("1940 Act"), for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

PURCHASING SHARES

The Fund is a no-load fund. This means that shares may be purchased without imposition of an initial sales charge. Shares of the Fund are available for purchase every day the NYSE is open for business, at the Fund's NAV next calculated after receipt of the purchase order in proper form. The Fund reserves the right to reject any purchase request and suspend its offering of shares at any time. Investors who purchase and redeem shares through a broker or other financial intermediary may be charged a fee by such broker or intermediary. The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

MAIL ORDERS. All investments must be in U.S. dollars and checks must be drawn on U.S. banks. The Fund will not accept third party checks, cash, drafts, money orders, cashier's checks less than $10,000, travelers checks, credit card checks, "starter" checks or post-dated checks. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund or the Fund's transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent"). For regular mail orders, please complete an account application and mail it, along with your check made payable to "THE CHESAPEAKE GROWTH FUND," to:

REGULAR MAIL                         OVERNIGHT/EXPRESS MAIL

The Chesapeake Growth Fund           The Chesapeake Growth Fund
c/o Ultimus Fund Solutions, LLC      c/o Ultimus Fund Solutions, LLC
P.O. Box 46707                       225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246-0707          Cincinnati, Ohio 45246

PLEASE REMEMBER TO ADD A REFERENCE TO "INSTITUTIONAL SHARES" TO YOUR CHECK TO ENSURE PROPER CREDIT TO YOUR ACCOUNT. By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount on your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

BANK WIRE ORDERS. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.

You should be prepared to mail or fax a completed, signed account application before payment by wire may be made. Then, request your financial institution to wire immediately available funds to:

               U.S. Bank, N.A.
               ABA # 042000013
               Attention: Chesapeake Growth Fund - Institutional Shares Credit Account # 130109605423
               For Further Credit To: [Insert Name(s) on Your Account]
                                      [Insert Your Account Number]

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when the Fund receives payment by wire in proper form, provided that the completed account application has been accepted by the Transfer Agent and determined to be in proper form. See "Purchasing Shares - Mail Orders" above. Your financial institution may charge a fee for wiring funds.

ADDITIONAL INVESTMENTS. You may make additional purchases and add shares to your account at any time. These purchases may be made by mail, by wire transfer or by contacting your broker-dealer. The minimum additional investment is $5,000. Before adding funds by bank wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. Please note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on the 15the or last day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days' written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account. When shares are purchased through the Automated Clearing House ("ACH"), the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be responsible for any fees incurred or losses suffered by the Fund or the Transfer Agent as a result of any ACH transaction rejected for insufficient funds. ACH may be used to make direct investments into the Fund of part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration. Pre-notification is required for all ACH purchases initiated by an outside entity.

EXCHANGE FEATURE. Shares of the Fund may be exchanged for shares of any other series of the Trust advised by the Adviser and offered for sale in the state in which you reside. You must meet the minimum investment requirements for the Fund into which you are exchanging. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of a Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent.

Exchanges may be made by sending a written request to the Transfer Agent, or by calling 1-800-430-3863. Please provide the following information:

      o     Your name and telephone number

      o     The exact name of your account and your account number

      o     Taxpayer identification number (usually your Social Security number)

      o     Dollar value or number of shares to be exchanged

      o     The name of the Fund from which the exchange is to be made

      o     The name of the Fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Funds reserve the right to terminate or modify the exchange privilege upon 60 days notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

      o     Name;

      o     Date of birth (for individuals);

      o Residential or business street address (although post office boxes are still permitted for mailing); and

      o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In each case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund's inability to verify your identity.

REDEEMING SHARES

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

MAIL REDEMPTIONS.  Mail redemption requests should be addressed to:

REGULAR MAIL                         OVERNIGHT/EXPRESS MAIL

The Chesapeake Core Growth Fund      The Chesapeake Core Growth Fund
c/o Ultimus Fund Solutions, LLC      c/o Ultimus Fund Solutions, LLC
P.O. Box 46707                       225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246-0707          Cincinnati, Ohio 45246

Mail redemption requests should include the following:

      (1) Your letter of instruction specifying the name of the Fund, the account number and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

      (2)   Any  required  signature  guarantees  (see  "Signature   Guarantees"
            below); and

      (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request in proper form. The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption request.

TELEPHONE AND BANK WIRE REDEMPTIONS. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $25,000 or less by telephone by calling the Transfer Agent at 1-800-430-3863. The $25,000 limit applies to aggregate redemptions over a 30-day period.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee by the Fund's custodian for outgoing wires. Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described below. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of the Fund valued at $1,000,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly payment in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Call the Transfer Agent at 1-800-430-3863 for additional information.

SMALL ACCOUNTS. The Trustees reserve the right to redeem involuntarily shares in an account, and pay the proceeds to the shareholder, if the shareholder's account balance falls below $1,000,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days prior written notice. If the shareholder brings his account value up to at least $1,000,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to Federal income tax withholding.

SIGNATURE GUARANTEES. To protect you and the Fund against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Fund requires written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

      o     Written requests to redeem $25,000 or more over any 30-day period;

      o Redemption from an account for which the address or account registration has changed within the last 30 days;

      o Sending redemption or distribution proceeds to any person, address, brokerage firm or bank account not on record; or

      o Sending redemption or distribution proceeds to an account with a different registration (name or ownership) from yours.

The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund's net asset value at the beginning of such period.

OTHER MATTERS. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after receipt by the Transfer Agent in proper form. The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption request. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions ("Frequent Trading") of shares of the Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund's portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Fund's mid-cap portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Fund may face unfavorable impacts as mid-cap securities may be more volatile than securities for larger, more established companies and it may be more difficult to sell a significant amount of shares to meet redemptions in a limited market. Current shareholders of the Fund may also face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries as sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions. Frequent Trading may also increase portfolio turnover, which may result in increased capital gains taxes for shareholders of the Fund. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Fund. Under the Fund's policy, the Advisor has the discretion to refuse to accept further purchase and/or exchange orders from an investor if the Advisor believes the investor has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders. The Fund does not accommodate Frequent Trading. To assist the Advisor in identifying possible Frequent Trading patterns, the Transfer Agent provides a daily record of shareholder trades to the Advisor. The Transfer Agent also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading. Under the Fund's policy regarding Frequent Trading, the Fund intends to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

The Fund uses all reasonable means available to ensure these restrictions are applied uniformly. However, when financial intermediaries establish omnibus accounts in the Fund for their clients, the Fund may not be able to monitor the individual clients' trading activity. However, the Fund's service providers review trading activity at the omnibus account level, and look for activity that may indicate potential Frequent Trading or market timing. If the Fund detects suspicious trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Each intermediary that offers Fund shares through an omnibus account has entered into an information sharing agreement with the Fund designed to assist the Fund in stopping Frequent Trading. Intermediaries may apply Frequent Trading policies that differ from those described in this Prospectus. If you invest with the Fund through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage Frequent Trading of the Fund's shares, it cannot guarantee that such trading will not occur.

OTHER IMPORTANT INVESTMENT INFORMATION
================================================================================

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisor for advice about the particular Federal, state and local tax consequences to them of investing in the Fund.

The Fund expects to distribute substantially all of its net investment income and net realized gains to its shareholders at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares. Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as Federal taxes.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. Federal income tax (presently at the rate of 28%) on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Shareholders should consult their own tax advisor to ensure that distributions and sales of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended October 31, 2006 and October 31, 2007 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund's financial statements, is included in the annual report to shareholders, which may be obtained at no charge by calling the Fund. The information for the years ended prior to October 31, 2006 was audited by other independent auditors.

INSTITUTIONAL SHARES

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                                  YEARS ENDED OCTOBER 31,
                                            ------------------------------------------------------------------
                                               2007          2006          2005          2004          2003
==============================================================================================================
Net asset value at beginning of year ....   $    12.58    $    11.84    $    10.33    $    10.09    $     7.39
                                            ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
   Net investment loss ..................        (0.31)        (0.27)        (0.16)        (0.14)        (0.10)
   Net realized and unrealized
      gains on investments ..............         4.80          1.01          1.67          0.38          2.80
                                            ----------    ----------    ----------    ----------    ----------
Total from investment operations ........         4.49          0.74          1.51          0.24          2.70
                                            ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ..........   $    17.07    $    12.58    $    11.84    $    10.33    $    10.09
                                            ==========    ==========    ==========    ==========    ==========

Total return (a) ........................       35.69%         6.25%        14.62%         2.28%        36.54%
                                            ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .......   $    6,542    $    9,297    $   17,012    $   21,282    $   29,451
                                            ==========    ==========    ==========    ==========    ==========
Ratio of gross expenses to
   average net assets (b) ...............        2.97%         2.11%         1.97%         1.77%         1.35%

Ratio of net expenses to
   average net assets ...................        2.91%         2.05%         1.94%         1.70%         1.25%

Ratio of net investment loss
   to average net assets ................       (2.02)%       (1.46)%       (1.22)%       (1.28)%       (0.86)%

Portfolio turnover rate .................          73%           71%           78%           78%           86%

(a) Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(b)   Ratios were  determined  based on  expenses  prior to any  reductions  for
      advisory  fees   voluntarily   waived  by  the  Advisor   and/or   expense
      reimbursements through a directed brokerage arrangement.

                             ADDITIONAL INFORMATION

================================================================================

                           THE CHESAPEAKE GROWTH FUND

                              INSTITUTIONAL SHARES

                                 A NO LOAD FUND


The SAI provides more detailed information about the Fund and is incorporated by reference, and is legally a part of, this Prospectus. A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free:

                                 1-800-430-3863

This Prospectus, the SAI and the most recent annual and semiannual reports are also available without charge on the Fund's website at www.chesapeakefunds.com or upon written request to The Chesapeake Core Growth Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of information on the SEC's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.


                  Investment Company Act file number 811-07324

                                  APPENDIX III

                    DISCUSSION OF PERFORMANCE OF BUYING FUND

THE CHESAPEAKE GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

                                                               December 10, 2007

2007 FISCAL YEAR COMMENTARY

November 1, 2006 to October 31, 2007

MARKET ENVIRONMENT. When the fiscal year began in November 2006, investors had already begun to expect a slowdown in the economy's growth rate. Debate centered on whether the slowdown would be meaningful or mild. The most optimistic outlooks depended on strong global growth to support the U.S. economy; while the most dire outlooks saw a consumer-led recession, triggered by the housing downturn and rippling through other parts of the world.

The stock market continued to advance through the end of calendar year 2006 and into the first months of 2007, though, reflecting the potential of a mild economic slowdown in conjunction with the anticipation of lower interest rates, which is generally considered a benign environment for stocks. Despite problems in the housing market and concerns about an overextended consumer, the economy seemed on track for investors' beloved "soft landing" scenario.

The first bump came at the end of February when turmoil in Asian markets and the early signs of subprime trouble highlighted vulnerability in the U.S. and global economies. But nervousness proved temporary, and by mid-April, world markets had recouped their losses and advanced to new highs. After peaking in early July, markets started a more substantial pullback as subprime problems spread to other parts of the credit market, and investors saw the extent to which credit instruments had been misused.

The market began to rebound again in late-August as investors digested the first concrete data about credit-related problems, which were deemed manageable for most companies. The market continued to rally through the end of the fiscal year (October 31), and made an all-time high in October, though it pulled back after the fiscal year closed. Investor debate ended the fiscal year much as it began, centered on the question of how significantly the U.S. economy will slow and how much the slowdown will affect global economic growth.

PORTFOLIO REVIEW. The following table breaks out the Fund's holdings by economic sector and compares 2006 and 2007 fiscal year-end holdings.(1)



----------------------------
1  For  sector   classifications,   the  Standard  &  Poor's   Global   Industry
Classification Standard (GICS) is used. Totals may not sum to 100% due to rounding.

      -------------------------------------------------------------------
                    Economic
                     Sector                     10/31/2006    10/31/2007
      -------------------------------------------------------------------
      Consumer Discretionary                           20%           18%
      Consumer Staples                                  4%            2%
      Energy                                            0%            4%
      Financials                                        8%           11%
      Health Care                                      24%           14%
      Industrials                                       4%           12%
      Information Technology                           30%           27%
      Materials                                         6%            8%
      Telecommunications Services                       0%            3%
      Utilities                                         2%            3%
      Cash                                              2%            0%
      -------------------------------------------------------------------

The most significant shifts in sector exposures during the fiscal year were decreases in exposure to Health Care and Information Technology, with that capital being mostly re-deployed in Industrials and Energy.

During the Fund's fiscal year, all sectors contributed positively to portfolio profits, with Industrials and Information Technology providing the largest contributions to portfolio profits. Information Technology was the Fund's largest sector exposure, and returns of 40% within that sector drove a profit contribution to the portfolio of more than 12%. As highlighted in the table, exposure to Industrials, Utilities, and Energy was significantly lower than that to Information Technology, but aggregate returns of approximately 159%, 117%, and 67%, respectively, within those sectors allowed them to contribute meaningfully to overall portfolio profits. Consumer Discretionary posted the most muted performance, with returns of 12% within that sector.

The Fund's most important individual contributors to profits this fiscal year included McDermott International (energy services), MEMC Electronic Materials
(semiconductors), Wynn Resorts (casino hotels), Monsanto (agricultural products), and Reliant Energy (electric utilities). Notable detractors included Circuit City (consumer electronics), RAIT Financial Trust (property management), CB Richard Ellis (commercial real estate), Aventine Renewable Energy (alternative energy), and J.C. Penney (department stores).

The Fund's total return of 35.69% (Institutional Class Shares) this fiscal year compares to 9.27% for the Russell 2000(R) Index (of smaller capitalization companies) and 14.56% for the S&P 500(R) Total Return Index (of larger capitalization companies).

PLEASE REFER TO THE SCHEDULE OF INVESTMENTS SECTION OF THE ANNUAL REPORT FOR A COMPLETE LISTING OF FUND HOLDINGS AND THE AMOUNT EACH REPRESENTS OF THE PORTFOLIO.

OUTLOOK. At this time last year, the consensus expectation seemed to be that consumer spending would weaken after several years of a housing led boom. It was believed that the combination of higher interest rates, higher fuel prices, and mortgage resets would surely tow the U.S. consumer under water, while corporate profits might be more resilient due to strong global growth trends.

It is probably fair to say that the economic slowdown transpired to the degree expected, but the drivers have been slightly different than expected. Concerns about mortgage underwriting and the housing market were widespread last year, but few predicted the degree of credit contagion that occurred. And while the consumer has slowed, the slowdown has been muted even though the housing and fuel situations unfolded to the lower end of expectations. At the same time, corporate profits have held up reasonably well in the aggregate, but have been more inconsistent from company to company, and are now threatened by a credit crunch that was not fully anticipated. We have long maintained that the economy is not homogenous, as some parts of the economy will do better than others and some companies will thrive while their peers struggle. This can make for alarming headlines at a time like this, but it also creates stock picking opportunities for investors that look past the noise.

We still believe that the global economy is on solid footing, and that the benefits of globalization will more than offset the current credit crunch. The Fed has moved into recession prevention mode, and central banks around the world will likely follow suit as U.S. interest rates move lower. This is not a bad environment for stocks, but it is an environment where stock picking has to be more select.

Many U.S. companies continue to benefit tremendously from global trade, particularly at today's currency levels. And while other economies are not immune from a slowdown in the U.S., we do believe that developing economies have reached a critical mass, and global growth is driving U.S. growth as much as U.S. growth used to drive global growth.

We believe that, in general, growth-oriented stocks offer a more compelling investment opportunity than value-oriented stocks, and we think the shift in investor preference back toward growth is just beginning, which should benefit the Fund's portfolio considerably.

Sincerely,


/s/ W. Whitfield Gardner                    /s/ John L. Lewis IV

W. Whitfield Gardner                        John L. Lewis IV

The views in the foregoing discussion were those of the Fund's investment advisor as of the date set forth above and may not reflect its views on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

THE PERFORMANCE INFORMATION QUOTED ABOVE REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA, CURRENT TO THE MOST RECENT MONTH END, MAY BE OBTAINED BY CALLING 1-800-430-3863. FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS HAVE POSITIVELY IMPACTED FUND PERFORMANCE. AN INVESTOR SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION. FOR INFORMATION ON THE FUND'S EXPENSE RATIO, PLEASE SEE THE FINANCIAL HIGHLIGHTS TABLE FOUND WITHIN THIS REPORT.

                        CHESAPEAKE AGGRESSIVE GROWTH FUND
                  CHESAPEAKE GROWTH FUND - INSTITUTIONAL SHARES

                         GARDNER LEWIS INVESTMENT TRUST
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317

                       STATEMENT OF ADDITIONAL INFORMATION

              (June 25, 2008 Special Meeting of Shareholders of the
                       Chesapeake Aggressive Growth Fund)

      This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated May 19, 2008 for use in connection with the Special Meeting of Shareholders of the Chesapeake Aggressive Growth Fund to be held on June 25, 2008. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing to Gardner Lewis Investment Trust (the "Trust") at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling (800) 430-3863. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

      A Statement of Additional Information dated March 1, 2008 (the "Statement of Additional Information") for the Chesapeake Growth Fund ("Buying Fund"), has been filed with the Securities and Exchange Commission and is attached hereto as Enclosure I which is incorporated herein by this reference.

      The date of this Statement of Additional Information is May 19, 2008.

                                TABLE OF CONTENTS

THE TRUST....................................................................

DESCRIPTION OF PERMITTED INVESTMENTS.........................................

TRUSTEES AND OFFICERS OF THE TRUST...........................................

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS..........................

PORTFOLIO TRANSACTIONS.......................................................

DESCRIPTION OF SHARES........................................................

DETERMINATION OF NET ASSET VALUE.............................................

TAXES........................................................................

PERFORMANCE DATA.............................................................

FINANCIAL INFORMATION........................................................

Enclosure I   -   Statement of Additional Information of Buying Fund

Enclosure II  -   Audited annual financial  statements of Buying Fund and report thereon of Briggs, Bunting & Dougherty, LLP

Enclosure III -   Pro forma financial statements of the combined fund

THE TRUST

      This Statement of Additional Information relates to Gardner Lewis Investment Trust (the "Trust") and its investment portfolio, Chesapeake Growth Fund ("Buying Fund"). The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Buying Fund is a separate series of shares of beneficial interest of the Trust. For additional information about Buying Fund and the Trust, see "Description of the Trust" in Buying Fund's Statement of Additional Information attached hereto as Enclosure I.

DESCRIPTION OF PERMITTED INVESTMENTS

      For a discussion of the fundamental and non-fundamental investment policies of Buying Fund adopted by the Trust's Board of Trustees, see "Other Investment Policies" and "Investment Limitations" in Buying Fund's Statement of Additional Information attached hereto as Enclosure I.

TRUSTEES AND OFFICERS OF THE TRUST

      For a disclosure of the names and a brief occupational biography of each of the Trustees and executive officers identifying those who are "interested persons" of the Trust, as well as stating their aggregate remuneration, see "Management of the Fund" in Buying Fund's Statement of Additional Information attached hereto as Enclosure I.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      For a disclosure of the control persons of Buying Fund, the principal holders of shares of Buying Fund and the ownership by officers and Trustees of Buying Fund, see "Management of the Fund - Control Persons and Principal Holders of Voting Securities" in Buying Fund's Statement of Additional Information attached hereto as Enclosure I.

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS

      For a discussion of Buying Fund's advisory and management-related services agreements, see "Management of the Fund" in Buying Fund's Statement of Additional Information attached hereto as Enclosure I.

PORTFOLIO MANAGERS

      For a discussion of Buying Fund's portfolio managers, see "Management of the Fund - Portfolio Managers" in Buying Fund's Statement of Additional Information attached hereto as Enclosure I.

PORTFOLIO TRANSACTIONS

      For a discussion of Buying Fund's brokerage policy, see "Portfolio Transactions" in Buying Fund's Statement of Additional Information attached hereto as Enclosure I.

DESCRIPTION OF SHARES

      For a discussion of the Trust's authorized securities and the characteristics of the Trust's shares of beneficial interest, see "Description of the Trust" in Buying Fund's Statement of Additional Information attached hereto as Enclosure I.

DETERMINATION OF NET ASSET VALUE

      For a discussion of Buying Fund's valuation and pricing procedures and a description of its purchase and redemption procedures, see "Net Asset Value," "Additional Purchase and Redemption Information" and "Special Shareholder Services" in the Buying Fund's Statement of Additional Information attached hereto as Enclosure I.

TAXES

      For a discussion of tax information relating to ownership of the Buying Fund's shares, see "Additional Information Concerning Taxes" in Buying Fund's Statement of Additional information attached hereto as Enclosure I.

DISTRIBUTOR

      For  a  discussion  of  Buying  Fund's   arrangement  with  its  principal
underwriter, see "Management of the Fund - Distributor" in Buying Fund's Statement of Additional Information attached hereto as Enclosure I.

PERFORMANCE DATA

      For a description and quotation of certain performance data used by Buying Fund, see "Additional Information on Performance" in Buying Fund's Statement of Additional Information attached hereto as Enclosure I.

FINANCIAL INFORMATION

      The audited financial statements of Buying Fund and the report thereon by Briggs, Bunting & Dougherty, LLP, are attached hereto as Enclosure II.

      The pro forma financial statements of the combined fund are attached hereto as Enclosure III.

                                   ENCLOSURE I

               STATEMENT OF ADDITIONAL INFORMATION OF BUYING FUND


                           THE CHESAPEAKE GROWTH FUND

                                  March 1, 2008

                                 A SERIES OF THE
                         GARDNER LEWIS INVESTMENT TRUST
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
                            Telephone 1-800-430-3863

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----

OTHER INVESTMENT POLICIES......................................................2
INVESTMENT LIMITATIONS.........................................................4
PORTFOLIO TRANSACTIONS.........................................................5
NET ASSET VALUE................................................................7
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.................................8
DESCRIPTION OF THE TRUST.......................................................9
ADDITIONAL INFORMATION CONCERNING TAXES.......................................10
MANAGEMENT OF THE FUND........................................................12
SPECIAL SHAREHOLDER SERVICES..................................................21
DISCLOSURE OF PORTFOLIO HOLDINGS..............................................24
ADDITIONAL INFORMATION ON PERFORMANCE.........................................25
FINANCIAL STATEMENTS..........................................................27
APPENDIX A - DESCRIPTION OF RATINGS...........................................28
APPENDIX B - PROXY VOTING POLICIES............................................32

This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectuses for The Chesapeake Growth Fund's ("Fund") Institutional Shares and the Class A Investor Shares, each dated the same date as this SAI, and is incorporated by reference in its entirety into each Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Information from the Annual Reports to shareholders is incorporated by reference into this SAI. Copies of the Fund's Prospectuses and Annual Reports may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in each Prospectus.

                            OTHER INVESTMENT POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus for each class of shares ("Class") of the Fund. The Fund was organized on April 6, 1994 as a separate diversified series of the Gardner Lewis Investment Trust ("Trust"). The Trust is an open-end management investment company registered with the Securities and Exchange Commission ("SEC") and was organized on October 2, 1992 as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by rating agencies for securities in which the Fund may invest.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will normally occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security. The Trust has implemented procedures to monitor, on a continuous basis, the value of the collateral serving as security for repurchase obligations. Gardner Lewis Asset Management L.P. ("Advisor"), the investment advisor to the Fund, will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days.

MONEY MARKET INSTRUMENTS. The Fund may acquire money market instruments. Money market instruments may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), or Fitch Investors Service, Inc. ("Fitch") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

FUNDING AGREEMENTS. Within the limitations on investments in illiquid securities, the Fund may invest in various types of funding agreements. A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less. Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less. An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

ILLIQUID INVESTMENTS. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

FOREIGN SECURITIES. The Fund may invest up to 10% of its total assets in foreign securities and sponsored American Depository Receipts ("ADRs"). The term "foreign security" shall mean a security issued by a foreign private issuer where the primary exchange listing of such security is outside of the United States, or a security issued by a foreign government. The term "foreign security" shall not include ADRs or a security for which the primary issuer is in the United States. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special considerations not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the U.S. and, compared to the U.S., there may be a lack of uniform accounting, auditing, and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will generally limit foreign investments to those traded domestically as sponsored ADRs. ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.

INVESTMENT COMPANIES. Federal securities laws limit the extent to which a Fund can invest in other investment companies. Consequently, the Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's total assets, except as otherwise permitted by SEC rules. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing, and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

REAL ESTATE SECURITIES. The Fund will not invest in real estate or real estate mortgage loans (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its total assets in real estate securities. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date cash, U.S. government securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of
(i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest more than 10% of the value of its total assets in foreign securities or sponsored American Depository Receipts ("ADRs");

(4) Invest in the securities of any issuer if any of the officers or Trustees of the Trust or officers or directors of its investment advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(5) Invest for the purpose of exercising control or management of another issuer;

(6) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration leases or development programs, except that the Fund may invest in the securities of companies (other than those that are not readily marketable) which own or deal in such things;

(7) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(8) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(9) Make short sales of securities or maintain a short position, except short sales "against the box"; (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.);

(10) Participate on a joint or joint and several basis in any trading account in securities;

(11) Make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other illiquid securities, are limited to 10% of the Fund's net assets);

(12) Invest in securities of issuers which have a record of less than three years continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets will be invested in such securities;

(13)  Issue senior securities, borrow money or pledge its assets;

(14) Write, purchase, or sell puts, calls, warrants, or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, or related options; and

(15)  Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

Purchases of money market instruments by the Fund are made from dealers, underwriters, and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be in the Fund's interest.

The Fund has adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. In accordance with these policies and procedures, in executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions. The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to insure that the selection is based on the quality of the broker-dealer's execution and not its sales efforts. The Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions affected for such other account or investment company.

The Fund may also enter into brokerage/service arrangements pursuant to which selected brokers executing portfolio transactions for the Fund may pay a portion of the Fund's operating expenses. For the fiscal year ended October 31, 2007, the Fund participated in commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund) with Instinet Corporation, Lynch Jones & Ryan Inc. and BNY Brokerage Inc. These portions are then used to offset overall Fund expenses. These oral arrangements are voluntary upon the part of the brokers and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Trustees have reviewed these programs to insure compliance with the Fund's policies and procedures. In addition, the Trustees review the Fund's brokerage commissions quarterly to insure they are reasonable. There can be no assurance that these arrangements will continue in the future.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker, although the Advisor has not utilized such a broker during the last three fiscal years.

The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC. In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended October 31, 2007, 2006 and 2005, the Fund paid brokerage commissions of $24,935, $55,486 and $79,272, respectively. The decreases in brokerage commissions paid for the fiscal years ended October 31, 2007, 2006 and 2005 from the prior fiscal year was primarily due to decreased trading as a result of decreases in the Fund's total assets and market conditions.

                                 NET ASSET VALUE

The net asset value ("NAV") per share of each Class of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular Class of the Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Class A Investor Shares) will be charged against that Class of shares. Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class or if the Class receives services of a different kind or to a different degree than other Classes, and the Trustees approve such allocation. Subject to the provisions of the Trust's Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the Classes of the Fund, are conclusive. The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.

The NAV per share of each Class of the Fund is determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m., Eastern time, Monday through Friday, except on days when the NYSE closes earlier. The NAV per share of each Class of the Fund is not calculated on business holidays or other days when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day,
Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the Fund's NAV per share of each Class of the Fund will not be determined.

The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's expenses for the fiscal year ended October 31, 2007. These arrangements have been reviewed by the Trustees, subject to the provisions and guidelines outlined in the securities laws and legal precedent of the United States. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

For the fiscal year ended October 31, 2007, the total expenses of the Fund (after expense reductions of $6,441 paid by brokers pursuant to brokerage/service arrangements with the Fund) were $328,776 (2.91% and 3.15% of the average daily net assets of the Fund's Institutional Shares and Class A Investor Shares, respectively). For the fiscal year ended October 31, 2006, the total expenses of the Fund (after expense reductions of $12,487 paid by brokers pursuant to brokerage/service arrangements with the Fund) were $399,193 (2.05% and 2.30% of the average daily net assets of the Fund's Institutional Shares and Class A Investor Shares, respectively). For the fiscal year ended October 31, 2005, the total expenses of the Fund (after expense reductions of $8,040 paid by brokers pursuant to brokerage/service arrangements with the Fund) were $502,226 (1.94% and 2.19% of the average daily net assets of the Fund's Institutional Shares and Class A Investor Shares, respectively).

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

PURCHASES. Shares of the Fund are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed at their NAV as next determined after receipt of the purchase, redemption or exchange order in proper form.

The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets.

REDEMPTIONS. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; or (iv) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectuses under "Investing in the Fund - Redeeming Your Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectuses from time to time, or to close a shareholder's account if the Fund is unable to verify the shareholder's identity.

DISTRIBUTION PLAN. The shareholders of the Fund and the Trustees have approved a Plan of Distribution ("Plan") for the Class A Investor Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (see the "Investing in the Fund - Distribution of the Fund's Shares" section in the Fund's Prospectus). Under the Plan, the Fund may expend a percentage of the Class A Investor Shares' average net assets annually to finance any activity which is primarily intended to result in the sale of shares of the Class A Investor Shares of the Fund and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made. The current fees paid under the Plan are 0.25% of the average net assets of the Class A Investor Shares. Such expenditures paid as service fees to any person who sells shares of the Fund may not exceed 0.25% of the average annual net asset value of such shares. Potential benefits of the Plan to the Fund include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms that receive payments under the Plan.

From  time to time  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

The Plan and the distribution agreement with the Distributor ("Distribution Agreement") have been approved by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Trustees in the same manner as specified above.

Each year, the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund. The Trustees have made such a determination for the current year of operations under the Plan. The Plan, the Distribution Agreement and any dealer agreement with any broker/dealers (each, a "dealer agreement") may be terminated at any time without penalty by a majority of those Trustees who are not "interested persons" or, with respect to the Fund's shares, by a majority vote of the Class A Investor Shares' outstanding voting stock. Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved by a majority vote of the Class A Investor Shares' outstanding voting stock, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the Trustees including a majority of the non-interested Trustees of the Trust having no interest in the Plan. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Trustees for their review.

For the fiscal years ended October 31, 2007, 2006 and 2005, the Fund incurred $11,822, $12,176 and $14,757, respectively, for costs incurred in connection with the Plan for the Class A Investor Shares. For the fiscal years ended October 31, 2006 and 2007, these costs incurred in connection with the Plan for the Class A Investor Shares were attributed primarily to the compensation of sales personnel for the sale of Class A Investor Shares and servicing of shareholder accounts of this class of shares, with a small portion spent on miscellaneous costs incurred in connection with distribution of the Fund's Class A Investor Shares.

                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on October 2, 1992. The Trust's Amended and Restated Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. On September 17, 2003, all outstanding shares of the Super-Institutional Shares were redeemed and that particular Class of shares is currently not in operation. Prior to April 26, 2000, the Fund also offered Class C Investor Shares and Class D Investor Shares. On April 26, 2000, all Class C and Class D Investor Shares were converted into Class A Investor Shares. The number of shares of each series shall be unlimited. The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. The rights of shareholders may not be modified by less than a majority vote. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectuses or this SAI, a "majority" of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectuses and this SAI, shares of the Fund will be fully paid and non-assessable.

The Trust's Amended and Restated Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended ("Code"), and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities, or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the fund's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more publicly traded partnerships. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gains tax rates. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

Each series of the Trust, including the Fund, will designate (i) any dividend of qualified dividend income as qualified dividend income; (ii) any tax-exempt dividend as an exempt-interest dividend; (iii) any distribution of long-term capital gains as a capital gain dividend; and (iv) any dividend eligible for the corporate dividends received deduction as such in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder's gross income for the taxable year in which the shareholder receives the distribution. However, if the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction for corporations.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28%) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gains dividend to a non-U.S. shareholder. Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder's cost and thus, in effect, result in a return of a part of the shareholder's investment.

                             MANAGEMENT OF THE FUND

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

TRUSTEES AND OFFICERS. The Trustees are responsible for the management and supervision of the Fund. The Trustees set broad policies for the Fund and choose the Fund's officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The following chart shows information for each Trustee, including the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees") and the Trustee who is an "interested person" as defined in the 1940 Act ("Interested Trustee"), as well as each officer of the Trust. The address of each Trustee and officer, unless otherwise indicated, is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                                                                                            IN FUND
                                 POSITION(S)   LENGTH                                       COMPLEX
            NAME, AGE,            HELD WITH   OF TIME        PRINCIPAL OCCUPATION(S)        OVERSEEN         OTHER DIRECTORSHIPS
           AND ADDRESS           FUND/TRUST    SERVED          DURING PAST 5 YEARS         BY TRUSTEE          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
                                                       INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Jack E. Brinson, 75             Trustee    Since      Retired; Previously, President        3       Mr. Brinson serves as an
                                           8/92       of Brinson Investment Co.                     Independent Trustee of the
                                                      (personal investments) and                    following: The Nottingham
                                                      President of Brinson                          Investment Trust II for the
                                                      Chevrolet, Inc. (auto                         six series of that trust;
                                                      dealership).                                  Hillman Capital Management
                                                                                                    Investment Trust for the two
                                                                                                    series of that trust; and
                                                                                                    Tilson Investment Trust for
                                                                                                    the two series of that trust
                                                                                                    (all registered investment
                                                                                                    companies)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                                                                                            IN FUND
                                 POSITION(S)   LENGTH                                       COMPLEX
            NAME, AGE,            HELD WITH   OF TIME        PRINCIPAL OCCUPATION(S)        OVERSEEN         OTHER DIRECTORSHIPS
           AND ADDRESS           FUND/TRUST    SERVED          DURING PAST 5 YEARS         BY TRUSTEE          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Theo H. Pitt, Jr., 71           Trustee    Since      Senior Partner of Community           3       Mr. Pitt serves as an
                                           4/02       Financial Institutions                        Independent Trustee of the
                                                      Consulting, since 1997;                       following: Hillman Capital
                                                      Account Administrator of                      Management Investment for the
                                                      Holden Wealth Management Group                two series of that Trust; and
                                                      of Wachovia Securities (money                 Tilson Investment Trust for
                                                      management firm), since                       the two series of that trust
                                                      September, 2003.                              (all registered investment
                                                                                                    companies)
-----------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED TRUSTEE*
-----------------------------------------------------------------------------------------------------------------------------------
W. Whitfield Gardner, 45        Chairman   Since      Managing Partner and Portfolio        3                    None
Chief Executive Officer         and        6/96       Manager of Gardner Lewis Asset
The Chesapeake Funds            Chief                 Management, L.P.  (Advisor).
285 Wilmington-West Chester     Executive
Pike                            Officer
Chadds Ford, Pennsylvania       (Principal
19317                           Executive
                                Officer)
-----------------------------------------------------------------------------------------------------------------------------------
*BASIS OF INTERESTEDNESS.  W. Whitfield Gardner is an Interested Trustee because he is an officer and principal owner of Gardner
Lewis Asset Management, L.P., the investment advisor to the Fund.
-----------------------------------------------------------------------------------------------------------------------------------
                                                             OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
John L. Lewis, IV, 44           President  Since      Partner and Portfolio Manager        n/a                   n/a
The Chesapeake Funds                       12/93      of Gardner Lewis Asset
285 Wilmington-West Chester                           Management, L.P.
Pike
Chadds Ford, Pennsylvania
19317
-----------------------------------------------------------------------------------------------------------------------------------
Judy B. Werner, 45              Chief      Since      Chief Compliance Officer of          n/a                   n/a
The Chesapeake Funds            Compliance 1/05       Gardner Lewis Asset
285 Wilmington-West Chester     Officer               Management, L.P. since January
Pike                                                  2005; previously, Compliance
Chadds Ford, Pennsylvania                             Officer/Manager Client
19317                                                 Services.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey, 50            Vice       Since      Managing Director, Ultimus           n/a                   n/a
                                President  7/07       Fund Solutions, LLC and
                                                      Ultimus Fund Distributors, LLC
-----------------------------------------------------------------------------------------------------------------------------------
Mark J. Seger, 45               Treasurer  7/07       Managing Director, Ultimus           n/a                   n/a
                                (Principal            Fund Solutions, LLC and
                                Financial             Ultimus Fund Distributors, LLC
                                Officer)
-----------------------------------------------------------------------------------------------------------------------------------
John F. Splain, 51              Secretary  Since      Managing Director, Ultimus           n/a                   n/a
                                                      Fund Solutions, LLC and
                                                      Ultimus Fund Distributors, LLC

-----------------------------------------------------------------------------------------------------------------------------------

TRUSTEE STANDING COMMITTEES. The Trustees have established the following standing committees:

      AUDIT COMMITTEE: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund's financial statements, and interacts with the Fund's independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met two times during the Fund's last fiscal year.

      NOMINATING COMMITTEE: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of independent trustees is in the sole discretion of the Nominating Committee. The Nominating Committee meets only as necessary and did not meet during the Fund's last fiscal year. The Nominating Committee will not consider nominees recommended by shareholders of the Trust.

      PROXY VOTING COMMITTEE: The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Trustees or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust's Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting
Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Advisor, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Fund's last fiscal year.

      QUALIFIED LEGAL COMPLIANCE COMMITTEE: The Independent Trustees are the current members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents. The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund's last fiscal year.

BENEFICIAL EQUITY OWNERSHIP INFORMATION. The following table shows for each Trustee the amount of Fund equity securities beneficially owned by each Trustee and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2007 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D =
$50,001-$100,000; and E = over $100,000.

--------------------------------------------------------------------------------
                                                       AGGREGATE DOLLAR RANGE OF
                                                       EQUITY SECURITIES IN ALL
                                                         REGISTERED INVESTMENT
                                  DOLLAR RANGE OF        COMPANIES OVERSEEN BY
                                 EQUITY SECURITIES       TRUSTEE IN FAMILY OF
     NAME OF TRUSTEE                IN THE FUND          INVESTMENT COMPANIES*
--------------------------------------------------------------------------------
                              INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
Jack E. Brinson                         A                          A
--------------------------------------------------------------------------------
Theo H. Pitt, Jr.                       A                          A
--------------------------------------------------------------------------------
                               INTERESTED TRUSTEE
--------------------------------------------------------------------------------
W. Whitfield Gardner                    E                          E
--------------------------------------------------------------------------------

*     INCLUDES EACH OF THE THREE FUNDS OF THE TRUST.

OWNERSHIP OF SECURITIES OF ADVISOR, DISTRIBUTOR, OR RELATED ENTITIES. As of December 31, 2007, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

COMPENSATION. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $10,000 each year, plus $400 per series of the Trust per meeting attended in person or $150 per series of the Trust per meeting attended by telephone. The Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following compensation table for the Trustees is based on figures for the fiscal year ended October 31, 2007.*

---------------------------------------------------------------------------------------------------------------
                                                       PENSION OR                            TOTAL COMPENSATION
                                  AGGREGATE       RETIREMENT BENEFITS    ESTIMATED ANNUAL     FROM THE FUND AND
         NAME OF              COMPENSATION FROM    ACCRUED AS PART OF      BENEFITS UPON        TRUST PAID TO
    PERSON, POSITION              THE FUND           FUND EXPENSES           RETIREMENT           TRUSTEES*
---------------------------------------------------------------------------------------------------------------
                                             INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------
Jack E. Brinson, Trustee           $4,233                 None                 None                $12,700
---------------------------------------------------------------------------------------------------------------
Theo H. Pitt, Jr., Trustee         $4,233                 None                 None                $12,700
---------------------------------------------------------------------------------------------------------------
                                              INTERESTED TRUSTEE
---------------------------------------------------------------------------------------------------------------
W. Whitfield Gardner, Trustee       None                  None                 None                  None
---------------------------------------------------------------------------------------------------------------

* EACH OF THE TRUSTEES SERVES AS A TRUSTEE TO THE THREE FUNDS OF THE TRUST, INCLUDING THE FUND.

CODE OF ETHICS. The Trust, the Advisor and the Distributor each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to this code). There can be no assurance that the codes will be effective in preventing such activities.

ANTI-MONEY LAUNDERING PROGRAM. The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. The Trust's Chief Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Funds' service providers are also responsible for monitoring the program. The anti-money laundering program is subject to the continuing oversight of the Trustees.

PROXY VOTING POLICIES. The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Trustees. A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

No later than August 31 of each year, the Fund must file Form N-PX with the SEC. Form N-PX discloses an investment company's voting record for the prior twelve-month period ended June 30. The Fund's proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by the calling the Fund at 1-800-430-3863. This information is also available on the SEC's website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF VOTING SECURITIES. As of February 6, 2008, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 29.76% and 0% of the then outstanding shares of the Institutional Shares and Class A Investor Shares, respectively, of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of each Class of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of a Class of the Fund as of February 6, 2008.

INSTITUTIONAL SHARES
--------------------

NAME AND ADDRESS                           AMOUNT AND NATURE
OF BENEFICIAL OWNER                     OF BENEFICIAL OWNERSHIP      PERCENT
-------------------                     -----------------------      -------

Wilmington Trust Co. CUST                     112,897.527           29.45%(1)
B.S. Weymouth and John K. Shaw III
CO-TTEES FBO Betty Shaw Weymouth
c/o Mutual Funds
Post Office Box 8882
Wilmington, Delaware 19899-8882

J.P. Morgan Securities, Inc.                   96,181.877           25.09%(1)
500 Stanton Christiana Road
Newark, Delaware 19713

Charles Schwab & Co. Inc.                      33,487.442            8.73%(2)
Special Custody Account
FBO Our Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, California 94104

John L. Lewis IV                               22,113.271            5.77%(3)
4691 Sherwood Farm
Charlottesville, Virginia 22902

Gardner Lewis Asset Management 401(K)          21,170.115               5.52%
W. Whitfield Gardner, Trustee
Attn: Beth Lyons
Chadds Ford, Pennsylvania 19317

(1) MAY BE DEEMED TO BE A "CONTROL PERSON" OF THE FUND AS DEFINED BY APPLICABLE SEC REGULATIONS.

(2) THE FUNDS BELIEVE THAT SUCH ENTITY DOES NOT HAVE A BENEFICIAL OWNERSHIP INTEREST IN SUCH SHARES. THIS IS AN OMNIBUS ACCOUNT HOLDING SHARES FOR CERTAIN INVESTORS INVESTING IN THE FUND THROUGH CHARLES SCHWAB & CO. INC.

(3) JOHN L. LEWIS IS AN AND OFFICER OF THE TRUST, PORTFOLIO MANAGER OF THE FUND, AND PRINCIPAL OF THE ADVISOR.

CLASS A INVESTOR SHARES
-----------------------

NAME AND ADDRESS                           AMOUNT AND NATURE
OF BENEFICIAL OWNER                     OF BENEFICIAL OWNERSHIP      PERCENT
-------------------                     -----------------------      -------

NONE

INVESTMENT ADVISOR. Information about the Advisor and its duties and compensation as investment advisor to the Fund is contained in the Prospectus for each Class of shares of the Fund. The Advisor supervises the Fund's investments pursuant to the Advisory Agreement. The Advisory Agreement is currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Fund (as approved by the Trustees or by vote of a majority of the Fund's outstanding voting securities) or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The portfolio managers for the Fund are W. Whitfield Gardner and John L. Lewis, IV. Both are principals and control persons of the Advisor by ownership. W. Whitfield Gardner and John L. Lewis, IV are affiliated persons of the Fund and the Advisor.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Advisor receives a monthly management fee equal to an annual rate of 1.00% of the average daily net asset value of the Fund. For the fiscal years ended October 31, 2007, 2006 and 2005, the Advisor received its fee in the amount of $109,153, $188,500 and $251,539, respectively.

PORTFOLIO MANAGERS

      COMPENSATION. The portfolio managers are principals of the Advisor and their compensation varies with the general success of the Advisor as a firm. Each portfolio manager's compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of the Advisor for the given time period. The portfolio managers' compensation is not linked to any specific factors, such as the Fund's performance or asset level.

      OWNERSHIP OF FUND SHARES. The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of the end of the Fund's fiscal year ended October 31, 2007 stated as one of the following ranges:
A =  None;  B =  $1-$10,000;  C =  $10,001-$50,000;  D =  $50,001-$100,000;  E =
$100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

      --------------------------------------------------------------------
                                                  DOLLAR RANGE OF
                   NAME OF                       EQUITY SECURITIES
               PORTFOLIO MANAGER                    IN THE FUND
      --------------------------------------------------------------------
             W. Whitfield Gardner                        G
      --------------------------------------------------------------------
              John L. Lewis, IV                          F
      --------------------------------------------------------------------

      OTHER ACCOUNTS. In addition to the Fund, the portfolio managers (working as a team) are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of the end of the Fund's fiscal year ended October 31, 2007.

--------------------------------------------------------------------------------------------------------------------------------
                                   REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                                        COMPANIES*                         VEHICLES                     OTHER ACCOUNTS
                                        ----------                         --------                     --------------
                                NUMBER OF                        NUMBER OF                        NUMBER OF
         NAME                    ACCOUNTS       TOTAL ASSETS     ACCOUNTS      TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
W. WHITFIELD GARDNER                5         $1,157,600,000         5          $136,700,000        2,116       $6,768,000,000
--------------------------------------------------------------------------------------------------------------------------------
  ACCOUNTS WHERE ADVISORY FEE IS    0               $0               4          $134,500,000          5          $62,000,000
  BASED UPON ACCOUNT PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
JOHN L. LEWIS, IV                   5         $1,157,600,000         5          $136,700,000        2,116       $6,768,000,000
--------------------------------------------------------------------------------------------------------------------------------
  ACCOUNTS WHERE ADVISORY FEE IS    0               $0               4          $134,500,000          5          $62,000,000
  BASED UPON ACCOUNT PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------

*     INCLUDES THE THREE FUNDS OF THE TRUST.

      CONFLICTS OF INTERESTS. Mr. Gardner's and Mr. Lewis's management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include foundation, endowment, corporate pension, mutual fund and other pooled investment vehicles (collectively, the "Other Accounts"). The Other Accounts might have similar investment objectives as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, the Advisor does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Advisor believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

      KNOWLEDGE OF THE TIMING AND SIZE OF FUND TRADES. A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, because the Fund seeks to track its benchmark based on published information about the benchmark index, much of this information is publicly available. Moreover, the Advisor has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

      INVESTMENT OPPORTUNITIES. The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. For some of these investment strategies, the Advisor may be compensated based on the profitability of the account. These incentive compensation structures may create a conflict of interest for the Advisor with regard to other client accounts where the Advisor is paid based on a percentage of assets in that the Advisor may have an incentive to allocate the investment opportunities that it believes might be the most profitable to the client accounts where they might share in investment gains. The Advisor has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate to the various investment strategies based on the firm's investment strategy guidelines and individual client investment guidelines. When an investment opportunity is deemed appropriate for more than one strategy, allocations are generally made on a pro-rata basis.

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (the "Service Agreements") each effective as of July 27, 2007.

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Advisor under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

      -- prepares and assembles reports required to be sent to the Fund's shareholders and arranges for the printing and dissemination of such reports;

      -- assembles reports required to be filed with the SEC and files such completed reports with the SEC;

      -- arranges for the dissemination to shareholders of the Fund's proxy materials and oversees the tabulation of proxies;

      -- files the Fund's federal income and excise tax returns and the Fund's state and local tax returns;

      -- assists and advises the Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and

      -- makes such reports and recommendations to the Trust's Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund's shareholders: maintains records for each of the Fund's shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements. The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.075% of the average daily net assets of the Fund up to $500 million; 0.05% of such assets between $500 million and $1billion; 0.035% of such assets between $1billion and $2 billion; 0.03% of such assets over $2 billion; subject, however, to a minimum fee of $1,500 per month. For fund accounting services, the Fund pays Ultimus a base fee of $3,000 per month, plus an asset based fee at the annual rate of 0.01% of the Fund's average daily net assets up to $500 million and 0.005% of such assets over $500 million. For transfer agent services, the Fund pays Ultimus a fee, payable monthly, at an annual rate of $18 per direct account and $15 per non-direct account, subject to a minimum fee of $1,500 per month. In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies.

Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until July 27, 2009. The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.

Prior to July 27, 2007, The Nottingham Management Company d/b/a The Nottingham Company ("TNC") served as Administrator and Fund Accountant. For Fund Accounting and Administration services TNC received a fund administration fee at an annual rate of 0.075% of the average daily net assets of the Fund, plus an annual fee of $12,500 per class of shares. In addition TNC received a base monthly fund accounting fee of $2,250 for each class of shares and an annual asset based fee of 0.01% of the net assets of the Fund for fund accounting and recordkeeping services. TNC also received the following to procure and pay the custodian for the Trust: 0.02% of the Fund's net assets up to $100 million and 0.009% on the Fund's net assets over $100 million plus transaction fees with a minimum annual fee of $4,800 ($400 per month).

Prior to July 27, 2007, North Carolina Shareholder Services, LLC ("NCSS") provided transfer agent and shareholder services. The Fund paid NCSS a monthly fee at an annual rate of $15 per shareholder per year, subject to a minimum fee of $1,500 per month.

For the fiscal years ended October 31, 2007, 2006 and 2005, Ultimus, TNC and NCSS received the following fees:

ADMINISTRATION FEES PAID:

--------------------------------------------------------------------------------
FISCAL PERIOD                          PAID TO ULTIMUS              PAID TO TNC
--------------------------------------------------------------------------------
July 27, 2007 to October 31, 2007         $4,500                        N.A.
--------------------------------------------------------------------------------
November 1, 2006 to July 27, 2007           N.A.                      $31,176
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2006          N.A.                      $39,138
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2005          N.A.                      $43,865
--------------------------------------------------------------------------------

FUND ACCOUNTING FEES PAID:

--------------------------------------------------------------------------------
FISCAL PERIOD                          PAID TO ULTIMUS              PAID TO TNC
--------------------------------------------------------------------------------
July 27, 2007 to October 31, 2007         $9,338                        N.A.
--------------------------------------------------------------------------------
November 1, 2006 to July 27, 2007           N.A.                      $40,722
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2006          N.A.                      $55,885
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2005          N.A.                      $56,515
--------------------------------------------------------------------------------

TRANSFER AGENT FEES PAID:

--------------------------------------------------------------------------------
FISCAL PERIOD                          PAID TO ULTIMUS              PAID TO NCSS
--------------------------------------------------------------------------------
July 27, 2007 to October 31, 2007         $5,250                        N.A.
--------------------------------------------------------------------------------
November 1, 2006 to July 27, 2007           N.A.                      $19,750
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2006          N.A.                      $27,000
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2005          N.A.                      $27,000
--------------------------------------------------------------------------------

DISTRIBUTOR. Effective July 27, 2007, Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is compensated by the Advisor for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

Prior to July 27, 2007, Capital Investment Group, Inc. ("CIG"), acted as the underwriter and distributor of the Fund's shares.

CUSTODIAN. U.S. Bank, N.A., Two Liberty Place, 50 S. 16th Street, Suite 2000, Mail Station: EX-PA-WBSP, Philadelphia, Pennsylvania 19102, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Administrator a fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania 19102-1732, serves the independent registered public accounting firm for the Fund, audits the annual financial statements of the Fund, prepares the Fund's federal and state tax returns, and consults with the Fund on matters of accounting and federal and state income taxation. A copy of the most recent annual report of the Fund will accompany this SAI whenever it is requested by a shareholder or prospective investor.

LEGAL COUNSEL. Blackwell Sanders, LLP, 4801 Main Street, Suite 1000, Kansas City, Missouri, 44112 serves as legal counsel to the Trust and the Fund.

                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction. As stated in the Prospectuses, share certificates are generally not issued.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $1,000,000 or more for holders of Institutional Shares and $25,000 or more for holders of Class A Investor Shares may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account. Instructions for establishing this service are available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redeeming Your Shares - Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Fund upon 60 days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-430-3863, or by writing to:

                           THE CHESAPEAKE GROWTH FUND
       [Class A Investor Shares] or [Institutional Shares], PLEASE SPECIFY
                         c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Purchase and Redemption Price - Determining the Fund's Net Asset Value" in the Prospectuses.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the NAV per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund's NAV at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectus under the heading "Redeeming Your Shares - Signature Guarantees"); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

REDUCED SALES CHARGES FOR CLASS A INVESTOR SHARES

      CONCURRENT PURCHASES. For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of the Fund and another series of the Trust advised by the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in another series of the Trust affiliated with the Advisor and sold with a similar sales charge at the total public offering price of $250,000, and purchases shares in the Fund at the total public offering price of $250,000, the sales charge would be that applicable to a $500,000 purchase as shown in the appropriate table in the Class A Investor Shares Prospectus. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

      RIGHTS OF ACCUMULATION. Pursuant to the right of accumulation, investors are permitted to purchase shares at the public offering price applicable to the total of (i) the total public offering price of the shares of the Fund then being purchased plus (ii) an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust advised by the Advisor and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

      LETTERS OF INTENT. Investors may qualify for a lower sales charge by executing a letter of intent. A letter of intent allows an investor to purchase shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust advised by the Advisor and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying the Class A Investor Shares Prospectus or is otherwise available from the Administrator or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

      REINVESTMENTS. Investors may reinvest, without a sales charge, proceeds from a redemption of shares of the Fund in shares of the Fund or in shares of another series of the Trust advised by the Advisor and sold with a sales charge, within 90 days after the redemption. If the other series charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the series to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

      PURCHASES BY RELATED PARTIES AND GROUPS. Reductions in sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

      SALES AT NET ASSET VALUE. To encourage investment in the Fund, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund, and the Advisor, and to employees and principals of related organizations and their families and certain parties related thereto, including clients and related accounts of the Advisor. In addition, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to investment advisors, financial planners and their clients who are charged a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest. Under the Fund's policy, the Fund and Advisor generally will not disclose the Fund's portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Fund and Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Fund will make available to the public a complete schedule of the Fund's portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Fund's fiscal quarter end and will remain available until the next fiscal quarter's portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-800-430-3863. The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Fund's Form N-CSR and Form N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The officers of the Fund and/or Advisor may, from time to time, provide additional portfolio holdings information, including lists of the ten largest holdings and the complete portfolio holdings as of the end of each calendar quarter. The Fund will generally make this information available to the public on its website at http://www.chesapeakefunds.com within thirty days of the end of the calendar quarter and such information will remain available until new information for the next calendar quarter is posted. The Fund may also send this information to shareholders of the Fund and to mutual fund analysts and rating and trading entities; provided that the Fund will not send this information to shareholders of the Fund or analysts or rating and/or trading entities until such information is at least 30 days old or until one day after such information has been publicly disclosed on the Fund's website.

The Fund and/or Advisor may share non-public portfolio holdings information with the Fund's service providers that require such information for legitimate business and Fund oversight purposes, such as the Fund's fund accountant and administrator, transfer agent, distributor, custodian, independent registered public accounting firm and legal counsel as identified in the Fund's Prospectus and SAI, Morgan Stanley & Co. Incorporated, with whom the Fund may potentially enter into securities lending transactions, Chirp Typesetting and Design, a financial typesetter, Broadridge Financial Solutions, an investor communications, document management and proxy processing provider that the Fund may engage for mutual fund proxy distribution, voting, tabulation and solicitation services, and Financial Graphic Services, Inc. a financial printer the Fund may engage for, among other things, the printing and/or distribution of regulatory and compliance documents. The Fund and/or Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Fund's service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Fund currently does not provide non-public portfolio holdings information to any other third parties. In the future, the Fund may elect to disclose such information to other third parties if the officers of the Fund and/or Advisor determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund's portfolio holdings information.

The Fund's policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Advisor and Administrator are required to report to the Trustees any known disclosure of the Fund's portfolio holdings to unauthorized third parties. The Fund has not entered (and does not intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each Class of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The "average annual total return" of a Class of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in the Class of the Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Fund's contracts. Performance figures will be given for the recent one-year, five-year, and ten-year periods or for the life of the Class of the Fund if it has not been in existence for any such periods, and any other periods as may be required under applicable law or regulation. When considering average annual total return figures for periods longer than one year, it is important to note that the annual total return for each Class of the Fund for any given year might have been greater or less than its average for the entire period.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                 P(1+T)^n = ERV

Where  P = a hypothetical initial payment of $1,000
       T = average annual total return
       n = number of years
       ERV = Ending Redeemable Value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                 P(1+T)^n = ATV
                                               D

Where  P = a hypothetical initial payment of $1,000
       T = average annual total return (after taxes on distributions) n = number of years
       ATV  = Ending Redeemable Value of a hypothetical initial payment
          D of $1,000, after taxes on fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                P(1+T)^n = ATV
                                              DR

Where  P = a hypothetical initial payment of $1,000
       T = average annual total return (after taxes on distributions and redemptions)
       n = number of years
       ATV   = Ending Redeemable Value of a hypothetical initial payment of
          DR   $1,000, after taxes on fund distributions and redemption

The calculation of average annual total return and aggregate total return assumes an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

The Fund may also compute the "cumulative total return" of each Class of the Fund, which represents the total change in value of an investment in a Class of the Fund for a specified period (again reflecting changes in share prices and assuming reinvestment of distributions). Cumulative total return is calculated in a similar manner as average annual total return, except that the results are not annualized. The Fund may also compute average annual total return and cumulative total return after taxes on distributions and after taxes on distributions and redemption, which are calculated in a similar manner after adjustments for taxes on distributions and taxes on distributions and redemption.

The calculations of average annual total return and cumulative total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Fund may also quote other total return information that does not reflect the effects of the sales load.

The calculations of average annual total return and cumulative total return (after taxes on fund distributions) assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions is determined by assuming complete redemption of the hypothetical investment, assuming the redemption has no tax consequences, and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return (after taxes on fund distributions and redemption of shares) assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions and redemption is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations and subtracting of capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

The performance quotations below (before and after taxes) should not be considered representative of the Fund's performance for any specified period in the future and after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan.

AFTER-TAX RETURNS
FOR PERIODS ENDED OCTOBER 31, 2007:

                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
CHESAPEAKE CORE GROWTH FUND - CLASS A INVESTOR SHARES
Return Before Taxes                                      31.21%    17.18%    5.36%
Return After Taxes on Distributions                      31.21%    17.18%    3.41%
Return After Taxes on Distributions and                  20.29%    15.19%    3.65%
   Sale of Fund Shares

CHESAPEAKE CORE GROWTH FUND - INSTITUTIONAL SHARES
Return Before Taxes                                      35.69%    18.23%    6.08%
Return After Taxes on Distributions                      35.69%    18.23%    4.15%
Return After Taxes on Distributions and                  23.20%    16.14%    4.28%
   Sale of Fund Shares

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Total Return Index and the NASDAQ Industrials Index, which are generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the U.S. securities markets. The Fund may also compare its performance to the Russell 2000 Index, which is generally considered to be representative of the performance of unmanaged common stocks of small capitalization companies that are publicly traded in the U.S. securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o LIPPER which ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, which is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Fund's Prospectuses to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                              FINANCIAL STATEMENTS

The audited  financial  statements  for the fiscal year ended  October 31, 2007,
including   the  financial   highlights   appearing  in  the  Annual  Report  to
shareholders, are incorporated by reference and made a part of this document.

                       APPENDIX A - DESCRIPTION OF RATINGS

The various ratings used by the nationally recognized securities rating services are described below. A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR'S(R) RATINGS SERVICES. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

      AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

      AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY'S INVESTOR SERVICE, INC. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:

      Aaa - Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

      Aa - Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

      A - Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

      Baa - Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings
------------------

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

      P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      P-3  -  Issuers  (or  supporting   institutions)  rated  Prime-3  have  an
      acceptable ability to repay short-term obligations.

      NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term  ratings enhanced
by  the  senior-most   long-term   rating  of  the  issuer,   its  guarantor  or
support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings
----------------------------------------------------------

Short-Term Debt Ratings - There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels
- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

      MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

      MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings - In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

      VMIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      VMIG 2 - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      VMIG 3 - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      SG - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch, Inc. ("Fitch"):

Long-Term Ratings
-----------------

      AAA - Highest credit quality. The rating AAA denotes that the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA - Very high credit quality. The rating AA denotes a very low expectation o f credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A - High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

      BBB - Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, D and D indicate a default has occurred.

Short-Term Ratings
------------------

      F1 - Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

      F2 - Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

      F3 - Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      B - Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C and D by Fitch are considered by the Advisor to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings "AAA" category or to the categories below "CCC," nor to short-term ratings other than "F1." The suffix "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

                       APPENDIX B - PROXY VOTING POLICIES

The following proxy voting policies are provided:

      (1)   the Trust's Proxy Voting and Disclosure Policy and
      (2)   the  Advisor's  Proxy  Voting and  Disclosure  Policy,  including  a
            detailed   description  of  the  Advisor's   specific  proxy  voting
            guidelines.

                         GARDNER LEWIS INVESTMENT TRUST

                       PROXY VOTING AND DISCLOSURE POLICY

I.    INTRODUCTION

      Effective April 14, 2003, the Securities and Exchange Commission ("SEC") adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 ("Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

      The IC Amendments require that the Gardner Lewis Investment Trust ("Trust") and each of its series of shares, The Chesapeake Aggressive Growth Fund, The Chesapeake Growth Fund and The Chesapeake Core Growth Fund (individually "Fund" and collectively "Funds"), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

      This Proxy Voting and Disclosure Policy ("Policy") is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund's proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.   SPECIFIC PROXY VOTING POLICIES AND PROCEDURES

      A.    GENERAL

      The Trust's Board of Trustees ("Board") believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds' shareholders.

      B.    DELEGATION TO FUND'S ADVISOR

      The Board believes that Gardner Lewis Asset Management L.P. ("Advisor"), as the Funds' investment Advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

      (i)   to make the proxy voting decisions for each Fund; and
      (ii) to assist each Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

      The Board, including a majority of the independent trustees of the Board, must approve the Advisor's Proxy Voting and Disclosure Policy ("Advisor's Voting Policy") as it relates to each Fund. The Board must also approve any material changes to the Advisor's Voting Policy no later than four (4) months after adoption by the Advisor.

      C.    CONFLICTS

      In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund's shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor's Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust's Proxy Voting Committee (as defined below). In addition, provided the Advisor is not affiliated with a Fund's principal underwriter or an affiliated person of the principal underwriter and neither the Fund's principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund's shareholders and the Fund's principal underwriter or affiliated person of the principal underwriter.

III.  FUND DISCLOSURE

      A. DISCLOSURE OF FUND POLICIES AND PROCEDURES WITH RESPECT TO VOTING PROXIES RELATING TO PORTFOLIO SECURITIES

      Beginning with a Fund's next annual update to its Statement of Additional Information ("SAI") on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders. The Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund's website, if applicable, and by reviewing filings available on the SEC's website at http://www.sec.gov. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

      B.    DISCLOSURE OF THE FUND'S COMPLETE PROXY VOTING RECORD

      In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

      Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

      (i)   The name of the issuer of the portfolio security;
      (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
      (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
      (iv)  The shareholder meeting date;
      (v)   A brief identification of the matter voted on;
      (vi) Whether the matter was proposed by the issuer or by a security holder;
      (vii) Whether the Fund cast its vote on the matter;
      (viii)How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
      (ix)  Whether the Fund cast its vote for or against management.

      Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

      Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund's website at a specified Internet address; and (2) on the SEC's website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.   RECORDKEEPING

      The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

      (i)   A copy of this Policy;
      (ii)  Proxy statements received regarding each Fund's securities;
      (iii) Records of votes cast on behalf of each Fund; and
      (iv) A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

      The foregoing records may be kept as part of the Advisor's records.

      A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund's Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.    PROXY VOTING COMMITTEE

      A.    GENERAL

      The proxy voting committee of the Trust ("Proxy Voting Committee") shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand.

      B.    POWERS AND METHODS OF OPERATION

      The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.   OTHER

      This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this 1st day of July, 2003.

                         GARDNER LEWIS ASSET MANAGEMENT

                               PROXY VOTING POLICY

It is the intent of Gardner Lewis Asset Management ("Gardner Lewis") to vote proxies in the best interests of the firm's clients. In order to facilitate this proxy voting process, Gardner Lewis receives proxy voting and corporate governance advice from Glass Lewis & Co. to assist in the due diligence process related to making appropriate proxy voting decisions related to client accounts. Corporate actions are monitored by Gardner Lewis' operations and research staff through information received from Glass Lewis regarding upcoming issues.

      Clients with separately managed accounts may request a copy of this policy or how proxies relating to their securities were voted by contacting the advisor directly. Investors in the Chesapeake Family of Funds (individually "Fund" or collectively "Funds") may request a copy of this policy or the Fund's proxy voting record upon request, without charge, by calling the Fund at 1-800-430-3863, by reviewing the Fund's website, if applicable, or by reviewing filings available on the SEC's website at HTTP://WWW.SEC.GOV.

I.    GLASS LEWIS

      Glass Lewis is an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. Gardner Lewis utilizes the Glass Lewis Standard Policy. These services, provided to Gardner Lewis, include in-depth research, analysis, and voting recommendations. In the vast majority of circumstances proxy issues are voted in accordance with Glass Lewis recommendations.

      Gardner Lewis has also appointed a group of senior level employees to act as a Proxy Committee ("Proxy Committee"). In those circumstances where the Portfolio Manager or Analyst who covers a security for Gardner Lewis determines that they wish to vote contrary to Glass Lewis' recommendations, the Proxy Committee reviews the issue and makes the final decision regarding how shares will be voted. In evaluating issues, the Proxy Committee may consider information from Glass Lewis, the Analyst/Portfolio Manager, the management of the subject company, and shareholder groups.

II.   CONFLICTS OF INTEREST

      As stated above, the Proxy Committee reviews all of those issues where Gardner Lewis's internal research staff believes that proxies should be voted contrary to Glass Lewis guidelines. The Proxy Committee's review is intended to determine if a material conflict of interest exists that should be considered in the vote decision. The Proxy Committee examines business, personal and familial relationships with the subject company and/or interested parties. If a conflict of interest is believed to exist, the Proxy Committee will direct that the proxy issue must be voted with Glass Lewis's recommendation. In the event Glass Lewis is unable to make a recommendation on a proxy vote regarding an investment held by a Fund, the Proxy Committee will defer the decision to the Fund's Proxy Voting Committee, which is made up of independent trustees. Decisions made by the Fund's Proxy Voting Committee will be used to vote proxies for other Gardner Lewis clients holding the same security. For securities not held by a Fund, if Glass Lewis is unable to make a recommendation then Gardner Lewis's internal Proxy Committee will direct the voting of such shares.

III.  VOTING PROCEDURES

      The physical voting process and recordkeeping of votes is carried out by Gardner Lewis Operations Staff at both the broader company and individual account levels through the Automatic Data Processing, Inc. (ADP) Proxy Edge System.

      Gardner Lewis votes most proxies for clients where voting authority has been given to the advisor by the client. However, in some circumstances the advisor may decide not to vote some proxies if they determine that voting such proxies is not in the client's best interests. For example: the advisor may choose not to vote routine matters if shares would need to be recalled in a stock loan program. Gardner Lewis will not vote

      1) when the shares are sold after the record date but before the meeting date,

      2)    proxies  for  legacy   securities  held  in  a  new  client  account
            previously managed by another manager that the advisor intends to sell,

      3) proxies for securities held in an unsupervised portion of a client's account,

      4) proxies that are subject to blocking restrictions, proxies that require the advisor to travel overseas in order to vote, or

      5)    proxies that are written in a language other than English.

IV.   RECORD RETENTION

      Gardner Lewis retains records relating to:

      1)    Proxy voting policies and procedures

      2) Proxy statements received for client securities (The advisor may rely on filings made on Edgar or its voting service to maintain this record)

      3)    Records of votes cast on behalf of clients

      4)    Records of client requests for proxy voting info

      5) Documents prepared by the advisor that were material to making a proxy voting decision or memorialized the basis for the decisions.

      All such records will be maintained as required by applicable laws and regulations.

V.    VOTING GUIDELINES

      Attached is the current Glass Lewis Proxy Research Guidelines that provide general voting parameters on various types of issues when there are no extenuating circumstances. As discussed above, in the vast majority of circumstances proxy issues will be voted in accordance with Glass Lewis recommendations.

      Gardner Lewis reserves the right to amend and revise this policy without notice at any time.

                                GLASS LEWIS & CO.

PROXY RESEARCH GUIDELINES

BOARD OF DIRECTORS
------------------

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically possess a minimum of 2/3rds independence, a record of positive performance and directors with a breadth and depth of experience.
Any issues that arise with regards to the board of directors not addressed here will be evaluated and voted on a case-by-case basis.

BOARD COMPOSITION

We look at each individual on the board and examine his or her relationships with the company, the company's executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships (apart from compensation as a director) are likely to impact the decisions of that board member.

We vote in favor of governance structures that will drive performance and create shareholder value. The most crucial test of a board's commitment to the company and to its shareholders lies in the actions of the board and its members. The performance of directors in their capacity as board members and executives of the company and in their roles at other companies where they may have served is of the utmost importance.

We will typically vote in favor of a board composed of a minimum of 2/3rds independent directors. Further, we believe that only independent directors should serve on a company's audit, compensation, nominating and governance committees and will support boards with such a make-up and encourage change where this is not the case.

When chairmen and lead directors are deemed "independent" their independence should be indisputable or the company should not tout them as such.

We believe a director is independent if she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three (3) years prior to the inquiry are usually considered to be "current" for purposes of this test. In the case of former employees, we apply a five (5) year look-back.

In our view, a director is affiliated if she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 20% or more of the company's voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will withhold from directors for the following reasons:

      1. A director who attends less than 75% of the board and applicable committee meetings.
      2. A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).
      3. A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

We also feel that the following conflicts of interest may hinder a director's performance:

      1.    CFO who presently sits on the board.
      2.    Director who presently sits on an excessive number of boards
      3. Director, or a director who has an immediate family member, who provides material professional services to the company at any time during the past three years
      4. Director, or a director who has an immediate family member, who engages in airplane, real estate or other similar deals, including perquisite type grants from the company
      5.    Interlocking directorships.

All key committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders.

Audit committee members:

Audit committee members should be mindful of fees paid to the independent auditor and the services underlying those fees. It is the duty of the audit committee to oversee the company's independent auditor, its internal controls and the filing of the company's financial statements. Further, we believe shareholders are best served when the company allows for shareholder ratification of the independent auditor at each annual meeting.

Compensation committee members:

The members of the compensation committee have the responsibility of overseeing the compensation packages awarded to the company's executives. To successfully fulfill their duty to shareholders, executive compensation should be in line with company performance.

Governance committee members:

Governance committee members should be independent. Their focus should be on implementing good corporate governance policies such as an independent chairman, or an independent lead/presiding director to endure proper oversight when the chairman is an insider or affiliate. The governance committee should focus on listening to shareholders and therefore we will oppose any members if they fail to implement a majority approved shareholder proposal with a direct and substantial impact on shareholders and their rights.

Nominating committee members:

Nominating committee members should be independent and should fulfill their duty to shareholders by meeting to nominate new directors and taking caution not to
(re)nominate a director who should not sit on the board due to independence or other issues.

SEPARATION OF THE ROLES OF CHAIRMAN AND CEO
-------------------------------------------

Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.

We view an independent chairman as better able to oversee the executives of the Company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

We do not withhold votes from CEOs who serve on or chair the board. However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy. In the absence of an independent chairman, we support the existence of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

DECLASSIFIED BOARDS
-------------------

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe that staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel that the annual election of directors encourages board members to focus on the interests of shareholders.

MANDATORY DIRECTOR RETIREMENT PROVISIONS
----------------------------------------

DIRECTOR TERM LIMITS

Glass  Lewis  believes  that  term  limits  can  be in  the  best  interests  of shareholders  when  they  are of  the  appropriate  length.  The  experience  of directors through their service over time can be a valuable asset to shareholders. However, periodic director rotation is needed to ensure a fresh perspective in the board room and the generation of new ideas and business strategies; therefore we may support term limits that are set at not less than 10 years.

DIRECTOR AGE LIMITS

Glass Lewis believes that age limits are not in the best interests of shareholders. The experience of directors through their service over time can be a valuable asset to shareholders. Age limits unfairly imply that older directors cannot contribute to the oversight of a company.

AUDITOR RATIFICATION
--------------------

The role of the auditor is crucial in protecting shareholder value. Glass Lewis generally supports management's recommendation regarding the selection of an auditor. Only in the following circumstances will we consider voting against:

      1.    The auditor has a conflict of interest
      2.    Non-audit fees exceed audit fees
      3.    Recent restatements involving auditor errors

AUDITOR ROTATION
----------------

We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

REPORTING CONTRIBUTIONS AND POLITICAL SPENDING
----------------------------------------------

The area of campaign contributions is heavily regulated by federal, state and local laws. Most jurisdictions around the country have detailed disclosure laws and information on contributions is readily available to the public. Accordingly, although Glass Lewis believes that disclosure regarding how a company uses its funds is an important component of corporate accountability, other than in exceptional circumstances, we believe that the mechanism for disclosure and the standards for giving are best left to the board.

EQUITY BASED COMPENSATION PLANS
-------------------------------

Glass  Lewis  evaluates  option  and  other   equity-based   compensation  on  a
case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.

We evaluate option plans based on ten overarching principles:

1.    Companies should seek more shares only when they need them.
2. Plans should be small enough that companies need approval every three to four years (or less) from shareholders.
3. If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.
4.    Annual net share count and voting power dilution should be limited.
5. Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.
6. The expected annual cost of the plan should be proportional to the value of the business.
7. The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.
8. Plans should deliver value on a per-employee basis when compared with programs at peer companies.

9.    Plans should not permit re-pricing of stock options.

10. Plans should not contain excessively liberal administrative or payment terms.

PERFORMANCE BASED OPTIONS
-------------------------

We generally recommend that shareholders vote in favor of performance based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.

LINKING PAY WITH PERFORMANCE
----------------------------

Executive compensation should be linked directly with the performance of the business the executive is charged with managing.

162(M) PLANS
------------

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation.

Given the shareholder approval requirement of section 162(m), we believe that companies must provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed plan. We will support the plan if the proposal includes: specific performance goals; a maximum award pool; and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the Company's peers.

DIRECTOR COMPENSATION PLANS
---------------------------

Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. However, excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.

LIMITS ON EXECUTIVE COMPENSATION
--------------------------------

Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board's compensation committee. We feel the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for us to express our disapproval or support of board policy on this issue.

LIMITS ON EXECUTIVE STOCK OPTIONS
---------------------------------

We favor the grant of options to executives. Options are a very important component of compensation packages to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically recommend voting against caps on executive stock options.

LINKING PAY TO SOCIAL CRITERIA
------------------------------

Proposals linking pay to social criteria will be evaluated on a case-by-case basis. Glass Lewis believes that ethical behavior is an important component of executive performance and should be taken into account when evaluating performance and determining compensation. However, generally the board and specifically its compensation committee are in the best position to set policy on management compensation.

FULL DISCLOSURE OF EXECUTIVE COMPENSATION
-----------------------------------------

While we favor full disclosure for senior executives, we do not believe that shareholders will benefit from detailed reports about management employees other than the most senior. Disclosure of information regarding compensation is necessary to allow us to evaluate the extent to which a company's pay is keeping pace with its performance. However, it is rarely in shareholders' best interests to give away competitive data about salaries at the individual level, which information is not otherwise available. This sort of disclosure requirement could create internal personnel issues that would be counterproductive for the company and its shareholders.

ANTI-TAKEOVER MEASURES
----------------------

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans generally are not in shareholders' best interests. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. We believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation. It is also an issue in which the interests of management may be very different from those of shareholders and therefore ensuring they have a voice is the only way to safeguard their interests. Therefore, Glass Lewis typically recommends voting against these plans to protect shareholders' financial interests and ensure that they have the opportunity to consider any offer for their shares, especially those at a premium.

RIGHT OF SHAREHOLDERS TO CALL A SPECIAL MEETING

Glass Lewis will recommend voting in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting. A lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners.

SHAREHOLDER ACTION BY WRITTEN CONSENT

Glass Lewis will recommend voting in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent. A lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners.

AUTHORIZED SHARES
-----------------

Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:

1.    Stock split
2.    Shareholder defenses
3.    Financing for acquisitions
4.    Financing for operations

Unless we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend for the authorization of additional shares.

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER BALLOT PROPOSALS
------------------------------------------------------------

Glass Lewis believes it is in shareholders' best interests to have the opportunity to review and vote on all proposals and director nominees that arise. As owners of the business, shareholders are capable of identifying those issues where there is sufficient information and ignoring those where there is not. Setting arbitrary notice restrictions simply limits the opportunity to raise issues that may come up after the arbitrary window closes until the following year's annual meeting.

 These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. These proposals typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders. Accordingly, we generally do not favor these proposals.

VOTING STRUCTURE
----------------

CUMULATIVE VOTING

Glass Lewis will generally recommend voting for proposals seeking to allow cumulative voting. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting can play an especially important role where a board is controlled mainly by insiders or affiliates and where the company's ownership structure includes one or more very large shareholders that typically control a majority-voting block of the company's stock. In those situations, we believe smaller shareholders need the protections of cumulative voting to ensure their voice is heard. Cumulative voting generally operates as a safeguard by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board. This allows the creation of boards that are broadly responsive to the interests of all shareholders rather than simply to a small group of large holders.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit our voice in making decisions on such crucial matters as selling the business.

MAJORITY VOTING

Glass Lewis will generally vote in favor of proposals seeking to require a majority vote for the election of directors. Many companies use a plurality voting standard which ensures the election of a director with as little as one vote. We feel that directors should only serve on a board with the support of a majority of shareholders. Requiring a majority vote to elect directors would allow shareholders to exert meaningful input into determining board representation and we feel would serve as a minimal, non-disruptive safeguard of shareholder rights.

TRANSACTION OF OTHER BUSINESS AT AN ANNUAL OR SPECIAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------------------------

Glass Lewis believes that shareholders should have a say in all matters up for a vote. Therefore, we recommend that shareholders typically not give their proxy to management to vote on any other business items that may properly come before the annual meeting. In our opinion, granting unfettered discretion is unwise.

SHAREHOLDER INITIATIVES
-----------------------

Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company. In our opinion, shareholders should use their influence to push for governance structures that protect them, including actual director elections and put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners.

LABOR PRACTICES

Glass Lewis believes decisions regarding labor policies are typically best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine appropriate practices in the context of its business.

NON-DISCRIMINATION POLICIES

We believe decisions regarding human resource policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine which policies will promote the interests of the firm across its various businesses.

MILITARY AND US GOVERNMENT BUSINESS POLICIES

Disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for approval of policy statements for or against government programs that are subject to thorough review by the Federal Government and elected officials at the national level.

FOREIGN GOVERNMENT BUSINESS POLICIES

Glass Lewis believes worldwide business policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. We believe that board members can be held accountable for these issues when they face re-election.

ENVIRONMENTAL POLICIES

Management of the environmental risks associated with business operations are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Board members can be held accountable on these issues when they face re-election. Management is in the best position to determine what policies are best in the context of its business, particularly given the significant amount of regulation and reporting already required by various government agencies on these topics.

                                  ENCLOSURE II

      AUDITED ANNUAL FINANCIAL STATEMENTS OF BUYING FUND AND REPORT THEREON
                      OF BRIGGS, BUNTING & DOUGHERTY, LLP

--------------------------------------------------------------------------------


                           THE CHESAPEAKE GROWTH FUND







                                  ANNUAL REPORT
                                October 31, 2007







           INVESTMENT ADVISOR                           ADMINISTRATOR
           ------------------                           -------------
  GARDNER LEWIS ASSET MANAGEMENT, L.P.           ULTIMUS FUND SOLUTIONS, LLC
    285 Wilmington-West Chester Pike                   P.O. Box 46707
    Chadds Ford, Pennsylvania 19317              Cincinnati, Ohio 45246-0707
                                                       1-800-430-3863


--------------------------------------------------------------------------------

THE CHESAPEAKE GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

                                                               December 10, 2007

2007 FISCAL YEAR COMMENTARY

November 1, 2006 to October 31, 2007

MARKET ENVIRONMENT. When the fiscal year began in November 2006, investors had already begun to expect a slowdown in the economy's growth rate. Debate centered on whether the slowdown would be meaningful or mild. The most optimistic outlooks depended on strong global growth to support the U.S. economy; while the most dire outlooks saw a consumer-led recession, triggered by the housing downturn and rippling through other parts of the world.

The stock market continued to advance through the end of calendar year 2006 and into the first months of 2007, though, reflecting the potential of a mild economic slowdown in conjunction with the anticipation of lower interest rates, which is generally considered a benign environment for stocks. Despite problems in the housing market and concerns about an overextended consumer, the economy seemed on track for investors' beloved "soft landing" scenario.

The first bump came at the end of February when turmoil in Asian markets and the early signs of subprime trouble highlighted vulnerability in the U.S. and global economies. But nervousness proved temporary, and by mid-April, world markets had recouped their losses and advanced to new highs. After peaking in early July, markets started a more substantial pullback as subprime problems spread to other parts of the credit market, and investors saw the extent to which credit instruments had been misused.

The market began to rebound again in late-August as investors digested the first concrete data about credit-related problems, which were deemed manageable for most companies. The market continued to rally through the end of the fiscal year (October 31), and made an all-time high in October, though it pulled back after the fiscal year closed. Investor debate ended the fiscal year much as it began, centered on the question of how significantly the U.S. economy will slow and how much the slowdown will affect global economic growth.

PORTFOLIO REVIEW. The following table breaks out the Fund's holdings by economic sector and compares 2006 and 2007 fiscal year-end holdings.(1)



----------------------------
1  For  sector   classifications,   the  Standard  &  Poor's   Global   Industry
Classification Standard (GICS) is used. Totals may not sum to 100% due to rounding.

      -------------------------------------------------------------------
                    Economic
                     Sector                     10/31/2006    10/31/2007
      -------------------------------------------------------------------
      Consumer Discretionary                           20%           18%
      Consumer Staples                                  4%            2%
      Energy                                            0%            4%
      Financials                                        8%           11%
      Health Care                                      24%           14%
      Industrials                                       4%           12%
      Information Technology                           30%           27%
      Materials                                         6%            8%
      Telecommunications Services                       0%            3%
      Utilities                                         2%            3%
      Cash                                              2%            0%
      -------------------------------------------------------------------

The most significant shifts in sector exposures during the fiscal year were decreases in exposure to Health Care and Information Technology, with that capital being mostly re-deployed in Industrials and Energy.

During the Fund's fiscal year, all sectors contributed positively to portfolio profits, with Industrials and Information Technology providing the largest contributions to portfolio profits. Information Technology was the Fund's largest sector exposure, and returns of 40% within that sector drove a profit contribution to the portfolio of more than 12%. As highlighted in the table, exposure to Industrials, Utilities, and Energy was significantly lower than that to Information Technology, but aggregate returns of approximately 159%, 117%, and 67%, respectively, within those sectors allowed them to contribute meaningfully to overall portfolio profits. Consumer Discretionary posted the most muted performance, with returns of 12% within that sector.

The Fund's most important individual contributors to profits this fiscal year included McDermott International (energy services), MEMC Electronic Materials
(semiconductors), Wynn Resorts (casino hotels), Monsanto (agricultural products), and Reliant Energy (electric utilities). Notable detractors included Circuit City (consumer electronics), RAIT Financial Trust (property management), CB Richard Ellis (commercial real estate), Aventine Renewable Energy (alternative energy), and J.C. Penney (department stores).

The Fund's total return of 35.69% (Institutional Class Shares) this fiscal year compares to 9.27% for the Russell 2000(R) Index (of smaller capitalization companies) and 14.56% for the S&P 500(R) Total Return Index (of larger capitalization companies).

PLEASE REFER TO THE SCHEDULE OF INVESTMENTS SECTION OF THE ANNUAL REPORT FOR A COMPLETE LISTING OF FUND HOLDINGS AND THE AMOUNT EACH REPRESENTS OF THE PORTFOLIO.

OUTLOOK. At this time last year, the consensus expectation seemed to be that consumer spending would weaken after several years of a housing led boom. It was believed that the combination of higher interest rates, higher fuel prices, and mortgage resets would surely tow the U.S. consumer under water, while corporate profits might be more resilient due to strong global growth trends.

It is probably fair to say that the economic slowdown transpired to the degree expected, but the drivers have been slightly different than expected. Concerns about mortgage underwriting and the housing market were widespread last year, but few predicted the degree of credit contagion that occurred. And while the consumer has slowed, the slowdown has been muted even though the housing and fuel situations unfolded to the lower end of expectations. At the same time, corporate profits have held up reasonably well in the aggregate, but have been more inconsistent from company to company, and are now threatened by a credit crunch that was not fully anticipated. We have long maintained that the economy is not homogenous, as some parts of the economy will do better than others and some companies will thrive while their peers struggle. This can make for alarming headlines at a time like this, but it also creates stock picking opportunities for investors that look past the noise.

We still believe that the global economy is on solid footing, and that the benefits of globalization will more than offset the current credit crunch. The Fed has moved into recession prevention mode, and central banks around the world will likely follow suit as U.S. interest rates move lower. This is not a bad environment for stocks, but it is an environment where stock picking has to be more select.

Many U.S. companies continue to benefit tremendously from global trade, particularly at today's currency levels. And while other economies are not immune from a slowdown in the U.S., we do believe that developing economies have reached a critical mass, and global growth is driving U.S. growth as much as U.S. growth used to drive global growth.

We believe that, in general, growth-oriented stocks offer a more compelling investment opportunity than value-oriented stocks, and we think the shift in investor preference back toward growth is just beginning, which should benefit the Fund's portfolio considerably.

Sincerely,


/s/ W. Whitfield Gardner                    /s/ John L. Lewis IV

W. Whitfield Gardner                        John L. Lewis IV

The views in the foregoing discussion were those of the Fund's investment advisor as of the date set forth above and may not reflect its views on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

THE PERFORMANCE INFORMATION QUOTED ABOVE REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA, CURRENT TO THE MOST RECENT MONTH END, MAY BE OBTAINED BY CALLING 1-800-430-3863. FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS HAVE POSITIVELY IMPACTED FUND PERFORMANCE. AN INVESTOR SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION. FOR INFORMATION ON THE FUND'S EXPENSE RATIO, PLEASE SEE THE FINANCIAL HIGHLIGHTS TABLE FOUND WITHIN THIS REPORT.

                THE CHESAPEAKE GROWTH FUND - INSTITUTIONAL SHARES

                     Comparison of the Change in Value of a
                  $10,000 Investment in The Chesapeake Growth
                 Fund - Institutional Shares(a), the S&P 500(R)
               Total Return Index* and the Russell 2000(R) Index*

                              [LINE GRAPH OMITTED]

      THE CHESAPEAKE GROWTH FUND                   S&P 500(R) TOTAL
        - INSTITUTIONAL SHARES                       RETURN INDEX                   RUSSELL 2000(R) INDEX
      --------------------------                   ----------------                 ---------------------
       Date                Value               Date             Value                Date              Value
       ----                -----               ----             -----                ----              -----
     10/31/1997         $  10,000            10/31/97        $  10,000            10/31/1997        $  10,000
     10/31/1998             8,715            10/31/98           12,199            10/31/1998            8,816
     10/31/1999            11,858            10/31/99           15,331            10/31/1999           10,127
     10/31/2000            18,733            10/31/00           16,264            10/31/2000           11,889
     10/31/2001            10,186            10/31/01           12,214            10/31/2001           10,379
     10/31/2002             7,809            10/31/02           10,369            10/31/2002            9,179
     10/31/2003            10,662            10/31/03           12,526            10/31/2003           13,159
     10/31/2004            10,905            10/31/04           13,706            10/31/2004           14,702
     10/31/2005            12,511            10/31/05           14,901            10/31/2005           16,479
     10/31/2006            13,293            10/31/06           17,336            10/31/2006           19,771
     10/31/2007            18,038            10/31/07           19,860            10/31/2007           21,604

--------------------------------------------------------------------------------
                           THE CHESAPEAKE GROWTH FUND
                        AVERAGE ANNUAL TOTAL RETURNS (b)
                      (for periods ended October 31, 2007)

                                        1 Year        5 Years    10 Years
                                        ------        -------    --------
        Institutional Shares            35.69%         18.23%      6.08%
        Class A Investor Shares         31.21%         17.18%      5.36%
--------------------------------------------------------------------------------

* The indices shown are unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(a) The line graph above represents performance of Institutional Class Shares only, which will vary from the performance of Class A Investor Shares based on the difference in loads and fees paid by shareholders in the different classes.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or distributions, if any, are reinvested in shares of the Fund. The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

           THE CHESAPEAKE GROWTH FUND VS S&P 500(R) TOTAL RETURN INDEX
                             SECTOR DIVERSIFICATION
                       AS OF OCTOBER 31, 2007 (UNAUDITED)

                               [BAR CHART OMITTED]

                                      The Chesapeake Growth Fund        S&P 500(R) Total Return Index
Consumer Discretionary                          17.8%                               9.0%
Consumer Staples                                 1.8%                               9.5%
Energy                                           4.1%                              11.7%
Financials                                      10.6%                              19.3%
Health Care                                     13.6%                              11.7%
Industrials                                     12.4%                              11.4%
Information Technology                          27.0%                              17.0%
Materials                                        7.6%                               3.3%
Telecommunications Services                      2.6%                               3.6%
Utilities                                        2.5%                               3.4%

                                 TOP 10 HOLDINGS
                          OCTOBER 31, 2007 (UNAUDITED)

                 SECURITY DESCRIPTION                    % OF NET ASSETS
       ----------------------------------------          ---------------
       McDermott International, Inc.                           4.4%
       Google, Inc.                                            4.2%
       Monsanto Co.                                            4.1%
       MEMC Electronic Materials, Inc.                         4.0%
       Wynn Resorts Ltd.                                       4.0%
       Humana, Inc.                                            3.6%
       Activision, Inc.                                        2.8%
       Corning, Inc.                                           2.6%
       Weatherford International Ltd.                          2.6%
       Northern Trust Corp.                                    2.6%

THE CHESAPEAKE GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007
================================================================================
  SHARES      COMMON STOCKS - 100.1%                                  VALUE
--------------------------------------------------------------------------------
              APPAREL - 1.3%
   4,295      Coach, Inc. *                                         $   157,025
                                                                    -----------

              BANKS - 2.6%
   4,100      Northern Trust Corp.                                      308,361
                                                                    -----------

              CHEMICALS - 4.1%
   4,965      Monsanto Co.                                              484,733
                                                                    -----------

              COMPUTERS - 5.9%
   2,800      MICROS Systems, Inc. *                                    201,096
   4,900      NCR Corp. *                                               135,191
   8,000      Seagate Technology                                        222,720
   4,900      Teradata Corp. *                                          139,797
                                                                    -----------
                                                                        698,804
                                                                    -----------
              DISTRIBUTION/WHOLESALE - 1.8%
   9,800      Ingram Micro, Inc. - Class A *                            208,152
                                                                    -----------

              DIVERSIFIED FINANCIAL SERVICES - 2.4%
     420      CME Group, Inc.                                           279,825
                                                                    -----------

              ELECTRIC - 2.5%
  10,800      Reliant Energy, Inc. *                                    297,216
                                                                    -----------

              ELECTRICAL COMPONENTS & EQUIPMENT - 1.8%
   2,000      Energizer Holdings, Inc. *                                208,600
                                                                    -----------

              ENGINEERING & CONSTRUCTION - 6.9%
   2,000      Foster Wheeler Ltd. *                                     296,500
   8,500      McDermott International, Inc. *                           519,010
                                                                    -----------
                                                                        815,510
                                                                    -----------
              ENTERTAINMENT - 3.7%
   6,900      Dreamworks Animation SKG, Inc. *                          224,664
   5,800      Scientific Games Corp. - Class A *                        209,670
                                                                    -----------
                                                                        434,334
                                                                    -----------
              HEALTH CARE - PRODUCTS - 3.3%
   1,600      Alcon, Inc.                                               243,536
  10,450      Boston Scientific Corp. *                                 144,941
                                                                    -----------
                                                                        388,477
                                                                    -----------
              HEALTH CARE - SERVICES - 4.6%
   2,200      Health Net, Inc. *                                        117,942
   5,700      Humana, Inc. *                                            427,215
                                                                    -----------
                                                                        545,157
                                                                    -----------

THE CHESAPEAKE GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES      COMMON STOCKS - 100.1% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------

              INSURANCE - 4.4%
   5,565      CIGNA Corp.                                           $   292,107
   5,200      Hilb Rogal & Hobbs Co.                                    229,164
                                                                    -----------
                                                                        521,271
                                                                    -----------
              INTERNET - 5.9%
     705      Google, Inc. *                                            498,435
  14,390      HLTH Corp. *                                              203,043
                                                                    -----------
                                                                        701,478
                                                                    -----------
              INVESTMENT COMPANIES - 2.5%
   6,700      American Capital Strategies Ltd.                          290,847
                                                                    -----------

              LODGING - 5.8%
   3,800      Starwood Hotels & Resorts Worldwide, Inc.                 216,068
   2,920      Wynn Resorts Ltd. *                                       471,376
                                                                    -----------
                                                                        687,444
                                                                    -----------
              MACHINERY - DIVERSIFIED - 1.8%
   1,800      Cummins, Inc.                                             215,928
                                                                    -----------

              MEDIA - 3.5%
   8,900      DirecTV Group, Inc. *                                     235,672
   7,000      Grupo Televisa S.A. - ADR                                 173,950
                                                                    -----------
                                                                        409,622
                                                                    -----------
              METAL FABRICATE/HARDWARE - 1.5%
   1,200      Precision Castparts Corp.                                 179,772
                                                                    -----------

              MISCELLANEOUS MANUFACTURING - 2.2%
   3,800      Textron, Inc.                                             262,998
                                                                    -----------

              OIL & GAS SERVICES - 4.1%
   2,400      National Oilwell Varco, Inc. *                            175,776
   4,755      Weatherford International Ltd. *                          308,647
                                                                    -----------
                                                                        484,423
                                                                    -----------
              PACKAGING & CONTAINERS - 3.5%
   9,000      Crown Holdings, Inc. *                                    223,200
   7,000      Pactiv Corp. *                                            192,290
                                                                    -----------
                                                                        415,490
                                                                    -----------
              PHARMACEUTICALS - 1.5%
   9,000      Biovail Corp.                                             180,090
                                                                    -----------

              REAL ESTATE - 1.2%
   6,000      CB Richard Ellis Group, Inc. *                            146,280
                                                                    -----------

              RETAIL - 3.6%
   5,565      Best Buy Co., Inc.                                        270,014
   2,700      J.C. Penney Co., Inc.                                     151,848
                                                                    -----------
                                                                        421,862
                                                                    -----------

THE CHESAPEAKE GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES      COMMON STOCKS - 100.1% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------

              SEMICONDUCTORS - 5.7%
   6,150      Broadcom Corp. - Class A *                            $   200,182
   6,470      MEMC Electronic Materials, Inc. *                         473,733
                                                                    -----------
                                                                        673,915
                                                                    -----------
              SOFTWARE - 4.8%
  13,800      Activision, Inc. *                                        326,370
   7,200      BMC Software, Inc. *                                      243,648
                                                                    -----------
                                                                        570,018
                                                                    -----------
              TELECOMMUNICATIONS - 7.2%
   3,200      Anixter International, Inc. *                             229,920
  12,900      Corning, Inc.                                             313,083
   2,600      Millicom International Cellular S.A. *                    305,448
                                                                    -----------
                                                                        848,451
                                                                    -----------

              TOTAL COMMON STOCKS (Cost $8,300,896)                 $11,836,083
                                                                    -----------

================================================================================
  SHARES      MONEY MARKET FUNDS - 0.1%                                VALUE
--------------------------------------------------------------------------------

  15,065      Evergreen Institutional Money Market -
                 Class I, 5.04%(a) (Cost $15,065)                   $    15,065
                                                                    -----------

              TOTAL INVESTMENT SECURITIES AT VALUE - 100.2%
                (Cost $8,315,961)                                   $11,851,148

              LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2%)            (29,079)
                                                                    -----------

              NET ASSETS - 100.0%                                   $11,822,069
                                                                    ===========

* Non-income producing security.

ADR - American Depositary Receipt

(a) The rate shown is the effective dividend rate at October 31, 2007.

See accompanying notes to financial statements.

THE CHESAPEAKE GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2007
========================================================================================
ASSETS
Investments in securities:
      At acquisition cost                                                   $  8,315,961
                                                                            ============
      At value (Note 1)                                                     $ 11,851,148
Cash                                                                              11,341
Receivable for investment securities sold                                        204,016
Dividends receivable                                                               1,768
Other assets                                                                       2,762
                                                                            ------------
      TOTAL ASSETS                                                            12,071,035
                                                                            ------------

LIABILITIES
Payable for investment securities purchased                                      205,892
Payable to Advisor (Note 3)                                                       13,390
Accrued compliance fees (Note 3)                                                     600
Payable to Administrator (Note 3)                                                  6,410
Accrued distribution and service plan fees (Note 3)                                3,814
Other accrued expenses                                                            18,860
                                                                            ------------
      TOTAL LIABILITIES                                                          248,966
                                                                            ------------

NET ASSETS                                                                  $ 11,822,069
                                                                            ============

NET ASSETS CONSIST OF:
Paid-in capital                                                             $ 71,733,594
Accumulated net realized losses from security transactions                   (63,446,712)
Net unrealized appreciation on investments                                     3,535,187
                                                                            ------------
NET ASSETS                                                                  $ 11,822,069
                                                                            ============

PRICING OF INSTITUTIONAL CLASS SHARES
Net assets applicable to Institutional Class shares                         $  6,542,439
                                                                            ============
Shares of beneficial interest outstanding (unlimited
      number of shares authorized, no par value)                                 383,208
                                                                            ============
Net asset value, offering price and redemption price per share (Note 1)     $      17.07
                                                                            ============

PRICING OF CLASS A INVESTOR SHARES
Net assets applicable to Class A Investor shares                            $  5,279,630
                                                                            ============
Shares of beneficial interest outstanding (unlimited
      number of shares authorized, no par value)                                 328,746
                                                                            ============
Net asset value and redemption price per share (Note 1)                     $      16.06
                                                                            ============
Maximum offering price per share (Note 1)                                   $      16.56
                                                                            ============

See accompanying notes to financial statements.

THE CHESAPEAKE GROWTH FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2007
============================================================================================
INVESTMENT INCOME
      Dividends (Net of foreign tax of $3,878)                                   $    96,805
                                                                                 -----------

EXPENSES
      Investment advisory fees (Note 3)                                              109,153
      Fund accounting fees (Note 3)                                                   50,060
      Administration fees (Note 3)                                                    35,676
      Professional fees                                                               35,200
      Registration fees                                                               28,028
      Transfer agent fees (Note 3)                                                    25,000
      Distribution and service plan fees - Class A Investor shares (Note 3)           11,822
      Custodian fees                                                                   9,337
      Compliance service fees (Note 3)                                                 8,292
      Trustees' fees and expenses                                                      7,658
      Postage and supplies                                                             5,915
      Pricing fees                                                                     3,444
      Insurance expense                                                                1,964
      Other expenses                                                                   3,668
                                                                                 -----------
           TOTAL EXPENSES                                                            335,217
      Fees paid indirectly through a directed brokerage arrangement (Note 4)          (6,441)
                                                                                 -----------
           NET EXPENSES                                                              328,776
                                                                                 -----------

NET INVESTMENT LOSS                                                                 (231,971)
                                                                                 -----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
      Net realized gains from security transactions                                2,287,400
      Net change in unrealized appreciation/depreciation on investments            1,270,998
                                                                                 -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                   3,558,398
                                                                                 -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                       $ 3,326,427
                                                                                 ===========

See accompanying notes to financial statements.

THE CHESAPEAKE GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================================================
                                                                                               YEAR             YEAR
                                                                                               ENDED            ENDED
                                                                                           OCTOBER 31,       OCTOBER 31,
                                                                                               2007             2006
------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
      Net investment loss                                                                 $   (231,971)     $   (286,610)
      Net realized gains from security transactions                                          2,287,400         3,273,333
      Net change in unrealized appreciation/depreciation
        on investments                                                                       1,270,998        (1,513,919)
                                                                                          ------------      ------------
Net increase in net assets from operations                                                   3,326,427         1,472,804
                                                                                          ------------      ------------

FROM CAPITAL SHARE TRANSACTIONS
INSTITUTIONAL CLASS SHARES
      Proceeds from shares sold                                                                117,749           538,456
      Payments for shares redeemed                                                          (4,767,077)       (9,419,401)
                                                                                          ------------      ------------
Net decrease in net assets from Institutional Class Shares capital share transactions       (4,649,328)       (8,880,945)
                                                                                          ------------      ------------

CLASS A INVESTOR SHARES
      Proceeds from shares sold                                                                 67,663           109,277
      Payments for shares redeemed                                                            (433,203)       (1,201,155)
                                                                                          ------------      ------------
Net decrease in net assets from Class A Investor Shares capital share transactions            (365,540)       (1,091,878)
                                                                                          ------------      ------------

TOTAL DECREASE IN NET ASSETS                                                                (1,688,441)       (8,500,019)

NET ASSETS
      Beginning of year                                                                     13,510,510        22,010,529
                                                                                          ------------      ------------
      End of year                                                                         $ 11,822,069      $ 13,510,510
                                                                                          ============      ============


UNDISTRIBUTED NET INVESTMENT INCOME                                                       $         --      $         --
                                                                                          ============      ============

SUMMARY OF CAPITAL SHARE ACTIVITY
INSTITUTIONAL CLASS SHARES
      Shares sold                                                                                8,314            43,049
      Shares redeemed                                                                         (364,044)         (740,616)
                                                                                          ------------      ------------
      Net decrease in shares outstanding                                                      (355,730)         (697,567)
      Shares outstanding, beginning of year                                                    738,938         1,436,505
                                                                                          ------------      ------------
      Shares outstanding, end of year                                                          383,208           738,938
                                                                                          ============      ============

CLASS A INVESTOR SHARES
      Shares sold                                                                                5,008             7,456
      Shares redeemed                                                                          (31,360)         (101,009)
                                                                                          ------------      ------------
      Net decrease in shares outstanding                                                       (26,352)          (93,553)
      Shares outstanding, beginning of year                                                    355,098           448,651
                                                                                          ------------      ------------
      Shares outstanding, end of year                                                          328,746           355,098
                                                                                          ============      ============

See accompanying notes to financial statements.

THE CHESAPEAKE GROWTH FUND - INSTITUTIONAL CLASS SHARES
FINANCIAL HIGHLIGHTS
==================================================================================================================================
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEARS ENDED OCTOBER 31,
                                                          ------------------------------------------------------------------------
                                                              2007          2006           2005           2004           2003
----------------------------------------------------------------------------------------------------------------------------------
   Net asset value at beginning of year                   $    12.58     $    11.84     $    10.33     $    10.09     $     7.39
                                                          ----------     ----------     ----------     ----------     ----------

   Income (loss) from investment operations:
          Net investment loss                                  (0.31)         (0.27)         (0.16)         (0.14)         (0.10)
          Net realized and unrealized gains on investments      4.80           1.01           1.67           0.38           2.80
                                                          ----------     ----------     ----------     ----------     ----------
   Total from investment operations                             4.49           0.74           1.51           0.24           2.70
                                                          ----------     ----------     ----------     ----------     ----------

   Net asset value at end of year                         $    17.07     $    12.58     $    11.84     $    10.33     $    10.09
                                                          ==========     ==========     ==========     ==========     ==========

   Total return (a)                                            35.69%          6.25%         14.62%          2.28%         36.54%
                                                          ==========     ==========     ==========     ==========     ==========

   Net assets at end of year (000's)                      $    6,542     $    9,297     $   17,012     $   21,282     $   29,451
                                                          ==========     ==========     ==========     ==========     ==========

   Ratio of gross expenses to average net assets (b)            2.97%          2.11%          1.97%          1.77%          1.35%

   Ratio of net expenses to average net assets                  2.91%          2.05%          1.94%          1.70%          1.25%

   Ratio of net investment loss to average net assets          (2.02%)        (1.46%)        (1.22%)        (1.28%)        (0.86%)

   Portfolio turnover rate                                        73%            71%            78%            78%            86%
----------------------------------------------------------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions, if any, are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(b)   Ratios were  determined  based on  expenses  prior to any  reductions  for
      advisory  fees   voluntarily   waived  by  the  Adviser   and/or   expense
      reimbursements through a directed brokerage arrangement (Notes 3 and 4).

See accompanying notes to financial statements.

THE CHESAPEAKE GROWTH FUND - CLASS A INVESTOR SHARES
FINANCIAL HIGHLIGHTS
================================================================================================================================
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEARS ENDED OCTOBER 31,
                                                             -------------------------------------------------------------------
                                                                2007          2006          2005          2004          2003
--------------------------------------------------------------------------------------------------------------------------------
   Net asset value at beginning of year                      $   11.87     $   11.14     $    9.75     $    9.54     $    7.05
                                                             ---------     ---------     ---------     ---------     ---------

   Income (loss) from investment operations:
          Net investment loss                                    (0.35)        (0.24)        (0.19)        (0.17)        (0.16)
          Net realized and unrealized gains on investments        4.54          0.97          1.58          0.38          2.65
                                                             ---------     ---------     ---------     ---------     ---------
   Total from investment operations                               4.19          0.73          1.39          0.21          2.49
                                                             ---------     ---------     ---------     ---------     ---------

   Net asset value at end of year                            $   16.06     $   11.87     $   11.14     $    9.75     $    9.54
                                                             =========     =========     =========     =========     =========

   Total return (a)                                              35.30%         6.55%        14.26%         1.99%        35.32%
                                                             =========     =========     =========     =========     =========

   Net assets at end of year (000's)                         $   5,280     $   4,213     $   4,999     $   6,778     $   8,587
                                                             =========     =========     =========     =========     =========

   Ratio of gross expenses to average net assets (b)              3.21%         2.39%         2.22%         2.02%         2.25%

   Ratio of net expenses to average net assets                    3.15%         2.30%         2.19%         1.95%         2.16%

   Ratio of net investment loss to average net assets            (2.26%)       (1.71%)       (1.46%)       (1.54%)       (1.77%)

   Portfolio turnover rate                                          73%           71%           78%           78%           86%
--------------------------------------------------------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions, if any, are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(b)   Ratios were  determined  based on  expenses  prior to any  reductions  for
      advisory  fees   voluntarily   waived  by  the  Adviser   and/or   expense
      reimbursements through a directed brokerage arrangement (Notes 3 and 4).

See accompanying notes to financial statements.

THE CHESAPEAKE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007
--------------------------------------------------------------------------------

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      The Chesapeake Growth Fund (the "Fund") is a diversified series of The Gardner Lewis Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940.

      The investment  objective of the Fund is to seek capital  appreciation  by
      investing   primarily   in  equity   securities   of   medium   and  large
      capitalization companies.

      The Fund currently offers two classes of shares: Institutional shares (sold without any sales load or distribution fees) and Class A Investor shares (sold subject to a maximum front-end sales load of 3% and a distribution fee of up to 0.25% of the average daily net assets attributable to Class A Investor shares). Each class of shares represents an interest in the same portfolio of investments, has the same rights and is identical in all material respects except that (1) Class A Investor shares bear sales loads and expenses of higher distribution fees; (2) certain other class-specific expenses will be born solely by the class to which such expenses are attributable; and (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

      SECURITIES VALUATION - Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board of Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation. A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Fund's normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

      SHARE VALUATION - The net asset value per share of each class of shares of the Fund is calculated as of the close of trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. The net asset value per share of each class of shares of the Fund is calculated by dividing the total value of the Fund's assets attributable to that class, minus liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price per share of Class A shares is equal to the net asset value per share plus a sales load equal to 3.12% of the net asset value (or 3% of the offering price). The offering price of the Institutional Class shares is equal to the net asset value per share. The redemption price per share of each class of shares is equal to the net asset value per share.

THE CHESAPEAKE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

      SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned and includes amortization of discounts and premiums.

      COMMON EXPENSES - Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund, according to methods reviewed annually by the Trustees.

      DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income and net capital gains, if any, are declared and paid at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America and are recorded on the ex-dividend date. There were no such distributions during the years ended October 31, 2007 and 2006.

      ALLOCATION BETWEEN CLASSES - Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

      ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

      FEDERAL INCOME TAX - It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

      In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE CHESAPEAKE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

      The following information is computed on a tax basis for each item as of October 31, 2007:

            Cost of portfolio investments             $   8,393,842
                                                      =============
            Gross unrealized appreciation             $   3,718,183
            Gross unrealized depreciation                  (260,877)
                                                      -------------
            Net unrealized appreciation               $   3,457,306
            Capital loss carryforwards                  (63,368,831)
                                                      -------------
            Accumulated earnings                      $ (59,911,525)
                                                      =============

      The   difference   between  the  federal  income  tax  cost  of  portfolio
      investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are due to the tax deferral of losses on wash sales.

      For the year ended October 31, 2007, the Fund reclassified $231,971 of net investment loss against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

      As of October 31, 2007, the Fund had the following capital loss carryforwards for federal income tax purposes:

                                                  Expires
                              Amount            October 31,
                       --------------------------------------

                          $ 37,850,727             2009
                            25,518,104             2010
                          ------------
                          $ 63,368,831
                          ------------

      These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

      During the year ended October 31, 2007, the Fund utilized capital loss carryforwards of $2,279,684 to offset current year realized gains.

      CONTINGENCIES AND COMMITMENTS - The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

THE CHESAPEAKE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

2.    INVESTMENT TRANSACTIONS

      During the year ended October 31, 2007, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $7,924,937 and $12,731,820, respectively.

3.    TRANSACTIONS WITH AFFILIATES

      Certain Trustees and officers of the Trust are affiliated with Gardner Lewis Asset Management, L.P. (the "Advisor"), the investment advisor to the Fund, or with Ultimus Fund Solutions, LLC ("Ultimus"), the Fund's administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC ("UFD"), the Fund's principal underwriter.

      The Fund pays each Trustee who is not affiliated with the Advisor a fee of $10,000 each year, plus $400 per series of the Trust per meeting attended in person or $150 per series of the Trust per meeting attended by telephone.

      The Chief Compliance Officer of the Trust is an employee of the Advisor. The Trust reimburses the Adviser $60,000 annually for the services provided by the Chief Compliance Officer to the Trust. The Fund bears a proportionate share of this fee based on an allocation approved by the Trustees.

      INVESTMENT ADVISORY AGREEMENT

      Under the terms of the Investment Advisory Agreement between the Trust and the Advisor, the Advisor serves as the investment advisor to the Fund. For its services, the Fund pays the Advisor an investment advisory fee at the annual rate of 1.00% of the Fund's average daily net assets.

      ADMINISTRATION AGREEMENT

      Under the terms of an Administration Agreement with the Trust, effective July 27, 2007, Ultimus provides non-investment related administrative services to the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of 0.075% of the Fund's average daily net assets up to $500 million, 0.05% of such assets from $500 million to $1 billion, 0.035% of such assets from $1 billion to $2 billion and 0.03% of such assets in excess of $2 billion, subject to a minimum monthly fee of $1,500. For the year ended October 31, 2007, Ultimus was paid administration fees of $4,500 by the Fund.

      Prior to July 27, 2007, administrative services were provided to the Fund by The Nottingham Company ("TNC"). For the performance of these services, the Fund paid TNC an annual fee of $12,500 per class plus an asset-based fee at an annual rate of 0.075% of the Fund's average daily net assets. Additionally, the Fund paid TNC an annual blue sky administration fee of $150 per state. For the year ended October 31, 2007, TNC was paid administration fees of $31,176 by the Fund.

THE CHESAPEAKE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

      FUND ACCOUNTING AGREEMENT

      Under the terms of a Fund Accounting Agreement with the Trust, effective July 27, 2007, Ultimus calculates the daily net asset value per share for each class and maintains the financial books and records of the Fund. For these services, the Fund pays Ultimus a base fee of $3,000 per month, plus an asset-based fee at the annual rate of 0.01% of the first $500 million of the Fund's average daily net assets and 0.005% of such assets in excess of $500 million. In addition, the Fund pays all costs of external pricing services. For the year ended October 31, 2007, Ultimus was paid fund accounting fees of $9,338 by the Fund.

      Prior to July 27, 2007, fund accounting services were provided to the Fund by TNC. For the performance of these services, the Fund paid TNC a monthly fee of $2,250 per month, plus an asset-based fee at the annual rate of 0.01% of the Fund's average daily net assets. For the year ended October 31, 2007, TNC was paid fund accounting fees of $40,722 by the Fund.

      TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT

      Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, effective July 27, 2007, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder services functions. For these services, Ultimus receives a fee from each class of shares, payable monthly, at an annual rate of $18 per direct account and $15 per non-direct account; provided, however, that the minimum monthly fee is $500 for the Institutional Shares Class and $1,000 for the Class A Investor Shares if the class has 25 accounts or less, $1,250 if the class has more than 25 accounts but less than 100 accounts and $1,500 per month if the class has more than 100 accounts. In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies. For the year ended October 31, 2007, Ultimus was paid transfer agent fees of $1,500 and $3,750 by the Institutional Shares Class and Class A Investor Shares, respectively.

      Prior to July 27, 2007, transfer agent and shareholder services were provided to the Fund by North Carolina Shareholder Services, LLC ("NCSS"). For the performance of these services, the Fund paid NCSS a monthly fee at an annual rate of $15 per shareholder per year, subject to a minimum fee of $1,500 per month, plus $750 per month for each additional class of shares. For the year ended October 31, 2007, NCSS was paid transfer agent fees of $19,750 by the Fund.

      DISTRIBUTION AND SERVICE FEES

      The Trust has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "Rule 12b-1 Plan"), for Class A Investor shares, pursuant to which the Fund may incur certain costs for distribution and/or shareholder servicing expenses not to exceed 0.25% per annum of the Fund's average daily net assets allocable to Class A Investor shares. For the year ended October 31, 2007, the Fund incurred $11,822 in distribution and service fees under the Rule 12b-1 Plan with respect to Class A Investor shares.

THE CHESAPEAKE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

      DISTRIBUTION AGREEMENT

      Under the terms of a Distribution Agreement with the Trust effective July 27, 2007, UFD provides distribution services to the Trust and serves as principal underwriter to the Fund. UFD receives no compensation from the Fund for acting as principal underwriter. During the year ended October 31, 2007, UFD earned no fees from underwriting and broker commissions on the sale of Class A Investor shares of the Fund.

      Prior to July 27, 2007, Capital Investment Group, Inc. ("CIG") served as the Fund's principal underwriter. CIG received annual compensation of $5,000 for such services. During the year ended October 31, 2007, CIG earned fees of $87 from underwriting and broker commissions on the sale of Class A Investor shares of the Fund.

4.    DIRECTED BROKERAGE ARRANGEMENTS

      The Advisor has transacted certain portfolio trades with brokers who paid a portion of the Fund's expenses. For the year ended October 31, 2007, the Fund's expenses were reduced by $6,441 under these arrangements.

5.    ACCOUNTING PRONOUNCEMENTS

      On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund NAV calculations as late as the Fund's last NAV calculation in the first required financial statement period. As a result, the Fund will adopt FIN 48 with its Semi-Annual Report on April 30, 2008. Management is in the process of determining the impact of the adoption of FIN 48.

      In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

[LOGO] BRIGGS
       BUNTING &
       DOUGHERTY, LLP
       CERTIFIED
       PUBLIC
       ACCOUNTANTS


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE BOARD OF TRUSTEES OF
GARDNER LEWIS INVESTMENT TRUST
AND SHAREHOLDERS OF THE CHESAPEAKE GROWTH FUND


We have audited the accompanying statement of assets and liabilities of The Chesapeake Growth Fund, a series of shares of beneficial interest of Gardner Lewis Investment Trust, including the schedule of investments, as of October 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years ended October 31, 2005 were audited by other auditors whose report dated December 14, 2005 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Chesapeake Growth Fund as of October 31, 2007, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the years in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                        /s/ BRIGGS, BUNTING & DOUGHERTY, LLP

                                        BRIGGS, BUNTING & DOUGHERTY, LLP


PHILADELPHIA, PENNSYLVANIA
DECEMBER 26, 2007

THE CHESAPEAKE GROWTH FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales loads; and (2) ongoing costs, including management fees, distribution (Rule 12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (May 1, 2007) and held until the end of the period (October 31, 2007).

The table that follows illustrate the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE CHESAPEAKE GROWTH FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

More information about the Fund's expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

INSTITUTIONAL CLASS SHARES

-------------------------------------------------------------------------------------------------------------
                                                   Beginning                Ending
                                                 Account Value           Account Value      Expenses Paid
                                                  May 1, 2007            Oct. 31, 2007      During Period*
-------------------------------------------------------------------------------------------------------------
Based on Actual Fund Return                        $1,000.00              $ 1,141.00           $14.57
-------------------------------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
      (before expenses)                            $1,000.00              $ 1,011.59           $13.69
-------------------------------------------------------------------------------------------------------------

* Expenses are equal to Institutional Class's annualized expense ratio of 2.70% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

CLASS A INVESTOR SHARES

-------------------------------------------------------------------------------------------------------------
                                                  Beginning                 Ending
                                                Account Value           Account Value      Expenses Paid
                                                  May 1, 2007           Oct. 31, 2007      During Period*
-------------------------------------------------------------------------------------------------------------
Based on Actual Fund Return                        $1,000.00              $ 1,139.80           $16.07
-------------------------------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
      (before expenses)                            $1,000.00              $ 1,010.18           $15.10
-------------------------------------------------------------------------------------------------------------

* Expenses are equal to Class A Investor's annualized expense ratio of 2.98% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Trust files a complete listing of portfolio holdings with the Securities and Exchange Commission ("SEC") as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling 1-800-430-3863. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

THE CHESAPEAKE GROWTH FUND
OTHER INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-430-3863, or on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-430-3863, or on the SEC's website at http://www.sec.gov.


CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(UNAUDITED)
--------------------------------------------------------------------------------

On October 13, 2005, Deloitte & Touche LLP ("D&T") was removed as the independent registered public accounting firm for the Trust, effective immediately upon the completion of the audit of the October 31, 2005 financial statements. D&T was previously engaged as the independent registered public accounting firm to audit the Fund's financial statements.

D&T issued reports on the Fund's financial statements as of October 31, 2004 and October 31, 2005. Such reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The decision to remove D&T was approved by the Trust's Audit Committee and ratified by the Board of Trustees. At no time preceding the removal of D&T were there any disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its report. At no time preceding the removal of D&T did any of the events enumerated in paragraphs (1)(v)(A) through (D) of Item 304(a) of Regulation S-K occur.

The Trust engaged Briggs, Bunting & Dougherty, LLP ("BBD") as its new independent registered public accounting firm on October 13, 2005. At no time preceding the engagement of BBD did the Fund consult BBD regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statement, or (ii) any matter that was either subject of a disagreement or a reportable event, as such terms are defined in Item 304 of Regulation S-K.

THE CHESAPEAKE GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The Board of Trustees has overall responsibility for management of the Trust's affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are Trustees and executive officers of the Trust:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                                           PORTFOLIOS
                                                                                            IN FUND
                                    POSITION(S)     LENGTH                                  COMPLEX
            NAME, AGE,               HELD WITH     OF TIME     PRINCIPAL OCCUPATION(S)      OVERSEEN        OTHER DIRECTORSHIPS
           AND ADDRESS              FUND/TRUST      SERVED       DURING PAST 5 YEARS       BY TRUSTEE         HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
                                                       INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Jack E. Brinson (age 74)            Trustee      Since 8/92    Retired; Previously,            3         Mr. Brinson serves as an
285 Wilmington-West Chester Pike                               President of Brinson                      Independent Trustee of
Chadds Ford, Pennsylvania 19317                                Investment Co.                            the following: The
                                                               (personal investments)                    Nottingham Investment
                                                               and President of                          Trust II for the six
                                                               Brinson Chevrolet, Inc.                   series of that trust;
                                                               (auto dealership).                        New Providence
                                                                                                         Investment Trust for the
                                                                                                         one series of that
                                                                                                         trust; Hillman Capital
                                                                                                         Management Investment
                                                                                                         Trust for the two series
                                                                                                         of that trust; and
                                                                                                         Tilson Investment Trust
                                                                                                         for the two series of
                                                                                                         that trust (all
                                                                                                         registered investment
                                                                                                         companies).
-----------------------------------------------------------------------------------------------------------------------------------
Theo H. Pitt, Jr. (age 70)          Trustee      Since 4/02    Senior Partner of               3         Mr. Pitt serves as an
285 Wilmington-West Chester Pike                               Community Financial                       Independent Trustee of
Chadds Ford, Pennsylvania 19317                                Institutions                              the following: Hillman
                                                               Consulting; Account                       Capital Management
                                                               Administrator of Holden                   Investment for the two
                                                               Wealth Management Group                   series of that Trust;
                                                               of Wachovia Securities                    and Tilson Investment
                                                               (money management firm)                   Trust for the two series
                                                               since September, 2003.                    of that trust (all
                                                                                                         registered investment
                                                                                                         companies).
-----------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED TRUSTEE*
-----------------------------------------------------------------------------------------------------------------------------------
W. Whitfield Gardner (age 44)       Chairman     Since 6/96    Managing Partner and            3                   None
285 Wilmington-West Chester Pike    and                        Portfolio Manager of
Chadds Ford, Pennsylvania 19317     Chief                      Gardner Lewis Asset
                                    Executive                  Management, L.P.
                                    Officer
-----------------------------------------------------------------------------------------------------------------------------------
* W. Whitfield Gardner is an Interested Trustee because he is an officer and principal owner of Gardner Lewis Asset Management,
L.P., the investment advisor to the Fund.
-----------------------------------------------------------------------------------------------------------------------------------

THE CHESAPEAKE GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
(CONTINUED)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                           POSITION(S)         LENGTH
              NAME, AGE,                    HELD WITH          OF TIME       PRINCIPAL OCCUPATION(S) DURING
              AND ADDRESS                   FUND/TRUST         SERVED                 PAST 5 YEARS
------------------------------------------------------------------------------------------------------------
                                             EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------
John L. Lewis, IV (age 43)               President           Since 12/93    Partner and Portfolio Manager
285 Wilmington-West Chester Pike                                            of Gardner Lewis Asset
Chadds Ford, Pennsylvania 19317                                             Management, L.P.
------------------------------------------------------------------------------------------------------------
Judy B. Werner (age  44)                 Chief               Since 1/05     Chief Compliance Officer of
285 Wilmington-West Chester Pike         Compliance                         Gardner Lewis Asset Management,
Chadds Ford, Pennsylvania 19317          Officer                            L.P. since January 2005;
                                                                            previously, Compliance
                                                                            Officer/Manager Client Services.
------------------------------------------------------------------------------------------------------------
William D. Zantziner (age 46)            Vice President      Since 12/93    Partner and Manager of Trading
285 Wilmington-West Chester Pike                                            of Gardner Lewis Asset
Chadds Ford, Pennsylvania 19317                                             Management, L.P.
------------------------------------------------------------------------------------------------------------
Robert G. Dorsey  (age 50)               Vice President      Since 7/07     Managing Director of Ultimus
225 Pictoria Drive, Suite 450                                               Fund Solutions, LLC and Ultimus
Cincinnati, Ohio 45246                                                      Fund Distributors, LLC.
------------------------------------------------------------------------------------------------------------
John F. Splain (age 51)                  Secretary           Since 7/07     Managing Director of Ultimus
225 Pictoria Drive, Suite 450                                               Fund Solutions, LLC and Ultimus
Cincinnati, Ohio 45246                                                      Fund Distributors, LLC.
------------------------------------------------------------------------------------------------------------
Mark J. Seger (age 45)                   Treasurer and       Since 7/07     Managing Director of Ultimus
225 Pictoria Drive, Suite 450            Principal                          Fund Solutions, LLC and Ultimus
Cincinnati, Ohio 45246                   Financial                          Fund Distributors, LLC.
                                         Officer
------------------------------------------------------------------------------------------------------------

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information ("SAI"). To obtain a free copy of the SAI, please call 1-800-430-3863.

THE CHESAPEAKE GROWTH FUND
RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
--------------------------------------------------------------------------------

Gardner Lewis Asset Management L.P. (the "Advisor") supervises the investments of The Chesapeake Growth Fund (the "Fund") pursuant to an "Investment Advisory Agreement" between the Advisor and the Gardner Lewis Investment Trust (the "Trust"). At the quarterly meeting of the Board of Trustees of the Trust that was held on October 30, 2007, the Trustees unanimously approved the renewal of the Investment Advisory Agreement for another one year term. In considering whether to approve the renewal of the Investment Advisory Agreement, the Trustees reviewed and considered such information as they deemed reasonably necessary, including the following material factors: (1) the nature, extent, and quality of the services provided by the Advisor; (2) the investment performance of the Fund; (3) the costs of the services to be provided and profits to be realized by the Advisor from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors; (5) the Advisor's practices regarding brokerage and portfolio transactions; and (6) the Advisor's practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials including, without limitation: (1) the Investment Advisory Agreement for the Fund; (2) documents from the Advisor containing information about the Advisor, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of fund expenses, compliance program, current legal matters, and other general information; (3) comparative expense and performance information for other mutual funds with strategies similar to the Fund; and (4) a memorandum from the Trust's outside legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Investment Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board of Trustees in order to make an informed decision.

      1.    NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED BY THE ADVISOR
            ------------------------------------------------------------------

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Investment Advisory Agreement. The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation: the quality of its investment advisory services since the Fund's inception (including research and recommendations with respect to portfolio securities); its process for formulating investment recommendations and assuring compliance with the Fund's investment objectives and limitations; its coordination of services for the Fund among the Fund's service providers; and its efforts to promote the Fund and grow the Fund's assets. The Trustees also evaluated the Advisor's personnel, including the education and experience of the Advisor's personnel. The Trustees noted that several of the officers of the Trust, including the principal executive officer and president for the Trust were employees of the Advisor and served the Trust without additional compensation. After reviewing the foregoing information, the Board of Trustees concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

THE CHESAPEAKE GROWTH FUND
RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
(CONTINUED)
--------------------------------------------------------------------------------

      2.    INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISOR
            --------------------------------------------------

In considering the investment performance of the Fund and the Advisor, the Trustees compared the short and long-term performance of the Fund with the performance of funds with similar objectives managed by other investment advisors, as well as with aggregated peer group data (e.g., Morningstar peer group data). The Trustees also considered the consistency of the Advisor's management of the Fund with its investment objective and policies. The Trustees noted the Fund's performance, on a short and long-term basis, was above some funds and below others; however, the Trustees noted that the Fund's performance was generally comparable to its peer category. After reviewing and discussing the short and long-term investment performance of the Fund, the Advisor's experience managing the Fund and other advisory accounts, the Advisor's historical investment performance, and other factors, the Board of Trustees concluded, in light of the foregoing factors, that the investment performance of the Fund and the Advisor was satisfactory.

      3. COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISOR
            ------------------------------------------------------------------

In considering the costs of the services to be provided and profits to be realized by the Advisor from the relationship with the Fund, the Trustees considered: (1) the Advisor's financial condition and the level of commitment to the Fund and the Advisor by the principals of the Advisor; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments. The Trustees also considered: the Advisor's staffing, personnel, and methods of operating; the education and experience of the Advisor's personnel, and the Advisor's compliance policies and procedures. The Trustees reviewed and discussed a balance sheet for the Advisor, the financial stability of the firm and information provided by the Advisor regarding its profits associated with managing the Fund. The Trustees noted that the Fund utilizes brokerage commission recapture programs to help offset Fund expenses. The Trustees also considered potential benefits for the Advisor in managing the Fund, including promotion of the Advisor's name, the ability for the Advisor to place small accounts into the Fund, and the potential for the Advisor to generate soft dollars from certain of the Fund's trades that may benefit the Advisor's other clients as well. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management. The Trustees noted that the management fee of the Fund in comparison to the management fees of comparable funds in the Morningstar peer group category was higher than some funds but lower than others. The Trustees noted that the average and median fees of the comparable funds in the peer group was lower than the management fee of the Fund Following this comparison and after further discussion on this point, the Board of Trustees concluded that the fees to be paid to the Advisor by the Fund, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

THE CHESAPEAKE GROWTH FUND
RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
(CONTINUED)
--------------------------------------------------------------------------------

      4.    ECONOMIES OF SCALE
            ------------------

In considering the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors, the Trustees determined that while the management fee for the Fund would remain the same at all asset levels, the Fund's shareholders would benefit from economies of scale under the Fund's agreements with service providers other than the Advisor. Following further discussion of the Fund's asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Fund's fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

      5.    ADVISOR'S PRACTICES REGARDING BROKERAGE AND PORTFOLIO TRANSACTIONS
            ------------------------------------------------------------------

In considering the Advisor's practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor's practice for seeking best execution for the Fund's portfolio transactions. The Trustees also considered the portfolio turnover rate for the Fund and they discussed with the Advisor the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services, which included a discussion of whether the higher rates are reasonable in relation to the value of the services provided. The Trustees considered the process by which evaluations are made of the overall reasonableness of commissions paid and the method and basis for selecting and evaluating the broker-dealers used by the Advisor. The Trustees noted that in selecting broker-dealers to execute portfolio transactions, the Advisor considers a variety of factors including, among others: order flow, liquidity of the security traded, ability of a broker-dealer to maintain the confidentiality of trading intentions, ability of a broker-dealer to place trades in difficult market environments, research services provided, execution facilitation services provided, timeliness of execution, timeliness and accuracy of trade confirmations, willingness to commit capital, allocation of limited investment opportunities, client direction, record keeping services provided, frequency and correction of trading errors, ability to access a variety of market venues, expertise as it relates to specific securities, intermediary compensation (commissions and spreads), financial condition, and business reputation. The Trustees also considered the extent to which the foregoing services benefit other accounts, if any, advised by the Advisor; the extent to which such services enable the Advisor to avoid expenses that it otherwise would be required to bear under the Investment Advisory Agreement with the Fund; the alternatives to "paying up for research" (e.g., paying for research with cash, enlarging the investment staff, etc.); and the opportunities for the Advisor to recapture brokerage or related fees (e.g., as to equity funds, tender offer fees, underwriting fees, etc.) and credit it against the fees of the Fund. Finally, the Trustees reviewed with the Advisor the process for aggregating or "blocking" trades for client accounts, including the Fund. After further review and discussion, the Board of Trustees determined that the Advisor's practices regarding brokerage and portfolio transactions were satisfactory.

THE CHESAPEAKE GROWTH FUND
RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
(CONTINUED)
--------------------------------------------------------------------------------

      6.    ADVISOR'S PRACTICES REGARDING POSSIBLE CONFLICTS OF INTEREST
            ------------------------------------------------------------

In considering the Advisor's practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis for soft dollar payments with broker-dealers; the basis of decisions to buy or sell securities for the Fund and/or the Advisor's other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor's code of ethics. Following further consideration and discussion, the Board of Trustees indicated that the Advisor's standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the renewal of the Investment Advisory Agreement for the Fund.

THE CHESAPEAKE GROWTH FUND
IS A SERIES OF
GARDNER LEWIS INVESTMENT TRUST


FOR SHAREHOLDER SERVICE INQUIRIES:        FOR INVESTMENT ADVISOR INQUIRIES:


The Chesapeake Growth Fund                Gardner Lewis Asset Management
c/o Ultimus Fund Solutions, LLC           285 Wilmington-West Chester Pike
P.O. Box 46707                            Chadds Ford, Pennsylvania 19317
Cincinnati, Ohio 45246-0707


TOLL-FREE TELEPHONE:                      TOLL-FREE TELEPHONE:

1-800-430-3863                            1-800-430-3863

                                          WORLD WIDE WEB @:

                                          www.chesapeakefunds.com

--------------------------------------------------------------------------------

                                  ENCLOSURE III

       THE CHESAPEAKE GROWTH FUND / THE CHESAPEAKE AGGRESSIVE GROWTH FUND
             PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                          OCTOBER 31, 2007 (UNAUDITED)

                                                                                         THE
                                                                         THE          CHESAPEAKE
                                                                      CHESAPEAKE      AGGRESSIVE                      PRO FORMA
                                                                     GROWTH FUND     GROWTH FUND     ADJUSTMENTS       COMBINED
                                                                     ------------    ------------    ------------    ------------
ASSETS
Investments in securities:
    At acquisition cost                                              $  8,315,961    $  4,605,202    $         --    $ 12,921,163
                                                                     ============    ============    ============    ============
    At value (Note 3)                                                $ 11,851,148    $  6,048,331    $         --    $ 17,899,479
Cash                                                                       11,341              --         (11,341)             --
Receivable for investment securities sold                                 204,016          70,324              --         274,340
Dividends receivable                                                        1,768             696              --           2,464
Other assets                                                                2,762           1,049              --           3,811
                                                                     ------------    ------------    ------------    ------------
    TOTAL ASSETS                                                       12,071,035       6,120,400         (11,341)     18,180,094
                                                                     ------------    ------------    ------------    ------------
LIABILITIES
Bank overdraft                                                                 --          16,253         (11,341)          4,912
Payable for investment securities purchased                               205,892           5,115              --         211,007
Payable to Advisor                                                         13,390           7,515              --          20,905
Accrued compliance fees                                                       600             575              --           1,175
Payable to Administrator                                                    6,410           5,600              --          12,010
Accrued distribution and service plan fees                                  3,814              --              --           3,814
Other accrued expenses                                                     18,860          18,161              --          37,021
                                                                     ------------    ------------    ------------    ------------
    TOTAL LIABILITIES                                                     248,966          53,219         (11,341)        290,844
                                                                     ------------    ------------    ------------    ------------

NET ASSETS                                                           $ 11,822,069    $  6,067,181    $         --    $ 17,889,250
                                                                     ============    ============    ============    ============
Net assets consist of:
Paid-in capital                                                      $ 71,733,594    $  4,157,794    $         --    $ 75,891,388
Accumulated net realized gains (losses) from security transactions    (63,446,712)        466,258              --     (62,980,454)
Net unrealized appreciation on investments                              3,535,187       1,443,129              --       4,978,316
                                                                     ------------    ------------    ------------    ------------
NET ASSETS                                                           $ 11,822,069    $  6,067,181    $         --    $ 17,889,250
                                                                     ============    ============    ============    ============
Shares of beneficial interest outstanding (unlimited
    number of shares authorized, no par value)                                            534,077        (534,077)             --
                                                                                     ============    ============    ============
Net asset value and redemption price per share                                       $      11.36                    $         --
                                                                                     ============                    ============
Maximum offering price per share                                                     $      11.71                    $         --
                                                                                     ============                    ============
PRICING OF INSTITUTIONAL CLASS SHARES
Net assets applicable to Institutional Class shares                  $  6,542,439                    $  6,067,181    $ 12,609,620
                                                                     ============                    ============    ============
Shares of beneficial interest outstanding (unlimited
    number of shares authorized, no par value)                            383,208                         355,429         738,637
                                                                     ============                    ============    ============
Net asset value, offering price and redemption price per share       $      17.07                    $      17.07    $      17.07
                                                                     ============                    ============    ============
PRICING OF CLASS A INVESTOR SHARES
Net assets applicable to Class A Investor shares                     $  5,279,630                    $         --    $  5,279,630
                                                                     ============                    ============    ============
Shares of beneficial interest outstanding (unlimited
    number of shares authorized, no par value)                            328,746                              --         328,746
                                                                     ============                    ============    ============
Net asset value, offering price and redemption price per share       $      16.06                    $         --    $      16.06
                                                                     ============                    ============    ============

See accompanying notes to financial statements.

       THE CHESAPEAKE GROWTH FUND / THE CHESAPEAKE AGGRESSIVE GROWTH FUND
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                 FOR THE YEAR ENDED OCTOBER 31, 2007 (UNAUDITED)

                                                                                           THE
                                                                           THE          CHESAPEAKE
                                                                        CHESAPEAKE      AGGRESSIVE                      PRO FORMA
                                                                       GROWTH FUND     GROWTH FUND     ADJUSTMENTS       COMBINED
                                                                       ------------    ------------    ------------    ------------
INVESTMENT INCOME
    Dividends (Net of foreign tax of $3,878)                           $    100,683    $     42,065    $         --    $    142,748
    Foreign tax                                                              (3,878)            (69)             --          (3,947)
                                                                       ------------    ------------    ------------    ------------
                                                                             96,805          41,996              --         138,801
                                                                       ------------    ------------    ------------    ------------

EXPENSES
    Investment advisory fees                                                109,153          78,450         (15,690)(a)     171,913
    Administration fees                                                      35,676          54,703         (50,759)(a)      39,620
    Fund accounting fees                                                     50,060          29,072         (23,414)(a)      55,718
    Professional fees                                                        35,200          31,996         (21,358)(b)      45,838
    Transfer agent fees                                                      25,000          17,750         (17,750)(a)      25,000
    Registration fees                                                        28,028          13,421              --          41,449
    Custodian fees                                                            9,337           7,012              --          16,349
    Compliance service fees                                                   8,292           8,041              --          16,333
    Trustees' fees and expenses                                               7,658           7,658          (3,729)(c)      11,587
    Distribution and service plan fees - Class A Investor shares             11,822              --              --          11,822
    Postage and supplies                                                      5,915           5,594              --          11,509
    Pricing fees                                                              3,444           4,398              --           7,842
    Insurance expense                                                         1,964           1,907              --           3,871
    Other expenses                                                            3,668           5,221          37,000 (d)      45,889
                                                                       ------------    ------------    ------------    ------------
         TOTAL EXPENSES                                                     335,217         265,223         (95,700)        504,740
    Less fees waived by the Advisor                                              --         (75,288)         75,288              --
    Fees paid indirectly through a directed brokerage arrangement            (6,441)         (3,824)             --         (10,265)
                                                                       ------------    ------------    ------------    ------------

         NET EXPENSES                                                       328,776         186,111         (20,412)        494,475
                                                                       ------------    ------------    ------------    ------------

NET INVESTMENT LOSS                                                        (231,971)       (144,115)         20,412        (355,674)
                                                                       ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
    Net realized gains from security transactions                         2,287,400       1,049,161              --       3,336,561
    Net change in unrealized appreciation/depreciation on investments     1,270,998          12,839              --       1,283,837
                                                                       ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                          3,558,398       1,062,000              --       4,620,398
                                                                       ------------    ------------    ------------    ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                             $  3,326,427    $    917,885    $     20,412    $  4,264,724
                                                                       ============    ============    ============    ============

(a)   Based on contract in effect for the surviving fund.
(b) Decrease due to the elimination of duplicate expenses achieved by merging the funds.
(c)   Based on director compensation plan for the surviving fund.
(d)   Estimate of reorganization costs (Note 6).

See accompanying notes to financial statements.

       THE CHESAPEAKE GROWTH FUND / THE CHESAPEAKE AGGRESSIVE GROWTH FUND
                   PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
                          OCTOBER 31, 2007 (UNAUDITED)

                 THE                                                                                        THE
    THE       CHESAPEAKE                                                                     THE         CHESAPEAKE
CHESAPEAKE    AGGRESSIVE   PRO FORMA                                                     CHESAPEAKE      AGGRESSIVE     PRO FORMA
GROWTH FUND  GROWTH FUND    COMBINED                                                     GROWTH FUND    GROWTH FUND      COMBINED
-----------  -----------   ---------                                                     ------------   ------------   ------------
  NUMBER OF   NUMBER OF    NUMBER OF
   SHARES      SHARES       SHARES                                                       MARKET VALUE   MARKET VALUE   MARKET VALUE
===================================================================================================================================
                                         COMMON STOCKS - 100.0%
-----------------------------------------------------------------------------------------------------------------------------------

                                         APPAREL - 0.9%
       4,295                    4,295    Coach, Inc. *                                   $    157,025   $         --   $    157,025
                                                                                         ------------   ------------   ------------

                                         BANKS - 1.7%
       4,100                    4,100    Northern Trust Corp.                                 308,361             --        308,361
                                                                                         ------------   ------------   ------------

                                         BIOTECHNOLOGY - 1.9%
                   13,100      13,100    ISIS Pharmaceuticals, Inc. *                              --        230,822        230,822
                    3,300       3,300    Omrix Biopharmaceuticals, Inc. *                          --        114,972        114,972
                                                                                         ------------   ------------   ------------
                                                                                                   --        345,794        345,794
                                                                                         ------------   ------------   ------------
                                         CHEMICALS - 2.7%
       4,965                    4,965    Monsanto Co.                                         484,733             --        484,733
                                                                                         ------------   ------------   ------------

                                         COAL - 0.7%
                    2,230       2,230    CONSOL Energy, Inc.                                       --        125,995        125,995
                                                                                         ------------   ------------   ------------

                                         COMMERCIAL SERVICES - 1.3%
                    6,600       6,600    Healthspring, Inc. *                                      --        138,600        138,600
                    2,900       2,900    Net 1 UEPS Technologies, Inc. *                           --         92,858         92,858
                                                                                         ------------   ------------   ------------
                                                                                                   --        231,458        231,458
                                                                                         ------------   ------------   ------------
                                         COMPUTERS - 7.2%
                    4,010       4,010    Cognizant Technology Solutions Corp. *                    --        166,255        166,255
       2,800        1,660       4,460    MICROS Systems, Inc. *                               201,096        119,221        320,317
                    6,000       6,000    NCI, Inc. - Class A *                                     --        114,840        114,840
       4,900                    4,900    NCR Corp. *                                          135,191             --        135,191
       8,000        3,300      11,300    Seagate Technology                                   222,720         91,872        314,592
                    1,700       1,700    Sigma Designs, Inc. *                                     --         99,909         99,909
       4,900                    4,900    Teradata Corp. *                                     139,797             --        139,797
                                                                                         ------------   ------------   ------------
                                                                                              698,804        592,097      1,290,901
                                                                                         ------------   ------------   ------------
                                         COSMETICS AND FRAGRANCES - 1.3%
                    6,750       6,750    Ulta Salon, Cosmetics & Fragrance, Inc. *                 --        230,850        230,850
                                                                                         ------------   ------------   ------------

                                         DISTRIBUTION/WHOLESALE - 1.7%
                    5,715       5,715    Brightpoint, Inc. *                                       --         92,583         92,583
       9,800                    9,800    Ingram Micro, Inc. - Class A *                       208,152             --        208,152
                                                                                         ------------   ------------   ------------
                                                                                              208,152         92,583        300,735
                                                                                         ------------   ------------   ------------
                                         DIVERSIFIED FINANCIAL SERVICES - 1.8%
                    3,200       3,200    Advanta Corp. - Class B                                   --         50,560         50,560
         420                      420    CME Group, Inc.                                      279,825             --        279,825
                                                                                         ------------   ------------   ------------
                                                                                              279,825         50,560        330,385
                                                                                         ------------   ------------   ------------
                                         ELECTRIC - 1.7%
      10,800                   10,800    Reliant Energy, Inc. *                               297,216             --        297,216
                                                                                         ------------   ------------   ------------

                                         ELECTRICAL COMPONENTS & EQUIPMENT - 2.8%
                    4,100       4,100    Advanced Energy Industries, Inc. *                        --         65,600         65,600
       2,000        1,100       3,100    Energizer Holdings, Inc. *                           208,600        114,730        323,330
                   20,530      20,530    Power-One, Inc. *                                         --        116,405        116,405
                                                                                         ------------   ------------   ------------
                                                                                              208,600        296,735        505,335
                                                                                         ------------   ------------   ------------
                                         ENERGY SERVICES - 1.4%
                    4,230       4,230    McDermott International, Inc. *                           --        258,284        258,284
                                                                                         ------------   ------------   ------------

                                         ENGINEERING & CONSTRUCTION - 4.5%
       2,000                    2,000    Foster Wheeler Ltd. *                                296,500             --        296,500
       8,500                    8,500    McDermott International, Inc. *                      519,010             --        519,010
                                                                                         ------------   ------------   ------------
                                                                                              815,510             --        815,510
                                                                                         ------------   ------------   ------------
                                         ENTERTAINMENT - 3.4%
       6,900        2,900       9,800    Dreamworks Animation SKG, Inc. *                     224,664         94,424        319,088
       5,800        2,310       8,110    Scientific Games Corp. - Class A *                   209,670         83,507        293,177
                                                                                         ------------   ------------   ------------
                                                                                              434,334        177,931        612,265
                                                                                         ------------   ------------   ------------

       THE CHESAPEAKE GROWTH FUND / THE CHESAPEAKE AGGRESSIVE GROWTH FUND
             PRO FORMA COMBINED SCHEDULE OF INVESTMENTS (CONTINUED)
                          OCTOBER 31, 2007 (UNAUDITED)

                 THE                                                                                        THE
    THE       CHESAPEAKE                                                                     THE         CHESAPEAKE
CHESAPEAKE    AGGRESSIVE   PRO FORMA                                                     CHESAPEAKE      AGGRESSIVE     PRO FORMA
GROWTH FUND  GROWTH FUND    COMBINED                                                     GROWTH FUND    GROWTH FUND      COMBINED
-----------  -----------   ---------                                                     ------------   ------------   ------------
  NUMBER OF   NUMBER OF    NUMBER OF
   SHARES      SHARES       SHARES                                                       MARKET VALUE   MARKET VALUE   MARKET VALUE
===================================================================================================================================
                                         COMMON STOCKS - 100.0% (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                         HAND/MACHINE TOOLS - 0.3%
                    1,100       1,100    Franklin Electric Co., Inc.                     $         --   $     47,927   $     47,927
                                                                                         ------------   ------------   ------------

                                         HEALTH CARE - PRODUCTS - 2.2%
       1,600                    1,600    Alcon, Inc.                                          243,536             --        243,536
      10,450                   10,450    Boston Scientific Corp. *                            144,941             --        144,941
                                                                                         ------------   ------------   ------------
                                                                                              388,477             --        388,477
                                                                                         ------------   ------------   ------------
                                         HEALTH CARE - SERVICES - 4.6%
       2,200                    2,200    Health Net, Inc. *                                   117,942             --        117,942
       5,700                    5,700    Humana, Inc. *                                       427,215             --        427,215
                    4,885       4,885    Medical Resources, Inc. *                                 --              2              2
                    8,436       8,436    Skilled Healthcare Group, Inc. - Class A *                --        138,182        138,182
                    8,190       8,190    Sun Healthcare Group, Inc. *                              --        132,269        132,269
                                                                                         ------------   ------------   ------------
                                                                                              545,157        270,453        815,610
                                                                                         ------------   ------------   ------------
                                         INSURANCE - 4.2%
                    4,915       4,915    AmCOMP, Inc. *                                            --         48,806         48,806
       5,565                    5,565    CIGNA Corp.                                          292,107             --        292,107
       5,200        2,000       7,200    Hilb Rogal & Hobbs Co.                               229,164         88,140        317,304
                    2,890       2,890    Tower Group, Inc.                                         --         87,249         87,249
                                                                                         ------------   ------------   ------------
                                                                                              521,271        224,195        745,466
                                                                                         ------------   ------------   ------------
                                         INTERNET - 6.3%
                    1,900       1,900    CheckFree Corp. *                                         --         90,307         90,307
                    6,180       6,180    Chordiant Software, Inc. *                                --         88,930         88,930
                    1,385       1,385    Equinix, Inc. *                                           --        161,574        161,574
         705                      705    Google, Inc. *                                       498,435             --        498,435
      14,390        5,800      20,190    HLTH Corp. *                                         203,043         81,838        284,881
                                                                                         ------------   ------------   ------------
                                                                                              701,478        422,649      1,124,127
                                                                                         ------------   ------------   ------------
                                         INVESTMENT COMPANIES - 2.7%
       6,700        4,260      10,960    American Capital Strategies Ltd.                     290,847        184,927        475,774
                                                                                         ------------   ------------   ------------

                                         LODGING - 4.7%
                    2,495       2,495    Orient-Express Hotels Ltd.                                --        161,676        161,676
       3,800                    3,800    Starwood Hotels & Resorts Worldwide, Inc.            216,068             --        216,068
       2,920                    2,920    Wynn Resorts Ltd. *                                  471,376             --        471,376
                                                                                         ------------   ------------   ------------
                                                                                              687,444        161,676        849,120
                                                                                         ------------   ------------   ------------
                                         MACHINERY - DIVERSIFIED - 1.2%
       1,800                    1,800    Cummins, Inc.                                        215,928             --        215,928
                                                                                         ------------   ------------   ------------

                                         MEDIA - 3.0%
       8,900                    8,900    DirecTV Group, Inc. *                                235,672             --        235,672
       7,000                    7,000    Grupo Televisa S.A. - ADR                            173,950             --        173,950
                    7,900       7,900    World Wrestling Entertainment, Inc. - Class A             --        120,080        120,080
                                                                                         ------------   ------------   ------------
                                                                                              409,622        120,080        529,702
                                                                                         ------------   ------------   ------------
                                         METAL FABRICATE/HARDWARE - 1.0%
                                         Precision Castparts Corp.                            179,772             --        179,772
       1,200                    1,200                                                    ------------   ------------   ------------

                                         MISCELLANEOUS MANUFACTURING - 1.5%
                                         Textron, Inc.                                        262,998             --        262,998
       3,800                    3,800                                                    ------------   ------------   ------------

                                         OIL & GAS SERVICES - 3.6%
                                         National Oilwell Varco, Inc. *                       175,776             --        175,776
       2,400                    2,400    Range Resources Corp.                                     --        155,008        155,008
                    3,450       3,450    Weatherford International Ltd. *                     308,647             --        308,647
       4,755                    4,755                                                    ------------   ------------   ------------
                                                                                              484,423        155,008        639,431
                                                                                         ------------   ------------   ------------
                                         PACKAGING & CONTAINERS - 3.5%
                                         Crown Holdings, Inc. *                               223,200        126,480        349,680
       9,000        5,100      14,100    Pactiv Corp. *                                       192,290         85,157        277,447
       7,000        3,100      10,100                                                    ------------   ------------   ------------
                                                                                              415,490        211,637        627,127
                                                                                         ------------   ------------   ------------

       THE CHESAPEAKE GROWTH FUND / THE CHESAPEAKE AGGRESSIVE GROWTH FUND
             PRO FORMA COMBINED SCHEDULE OF INVESTMENTS (CONTINUED)
                          OCTOBER 31, 2007 (UNAUDITED)

                 THE                                                                                        THE
    THE       CHESAPEAKE                                                                     THE         CHESAPEAKE
CHESAPEAKE    AGGRESSIVE   PRO FORMA                                                     CHESAPEAKE      AGGRESSIVE     PRO FORMA
GROWTH FUND  GROWTH FUND    COMBINED                                                     GROWTH FUND    GROWTH FUND      COMBINED
-----------  -----------   ---------                                                     ------------   ------------   ------------
  NUMBER OF   NUMBER OF    NUMBER OF
   SHARES      SHARES       SHARES                                                       MARKET VALUE   MARKET VALUE   MARKET VALUE
===================================================================================================================================
                                         COMMON STOCKS - 100.0% (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                         PHARMACEUTICALS - 1.5%
       9,000                    9,000    Biovail Corp.                                   $    180,090   $         --   $    180,090
                    2,100       2,100    Herbalife Ltd.                                            --         92,589         92,589
                                                                                         ------------   ------------   ------------
                                                                                              180,090         92,589        272,679
                                                                                         ------------   ------------   ------------
                                         REAL ESTATE - 0.8%
       6,000                    6,000    CB Richard Ellis Group, Inc. *                       146,280             --        146,280
                                                                                         ------------   ------------   ------------

                                         RETAIL - 5.1%
       5,565                    5,565    Best Buy Co., Inc.                                   270,014             --        270,014
                   11,847      11,847    Casual Male Retail Group, Inc. *                          --         99,041         99,041
                    3,600       3,600    Conn's, Inc. *                                            --         92,052         92,052
                    4,490       4,490    FGX International Holdings Ltd. *                         --         76,779         76,779
                    6,340       6,340    First Cash Financial Services, Inc. *                     --        124,644        124,644
       2,700                    2,700    J.C. Penney Co., Inc.                                151,848             --        151,848
                    4,900       4,900    Stage Stores, Inc.                                        --         91,924         91,924
                                                                                         ------------   ------------   ------------
                                                                                              421,862        484,440        906,302
                                                                                         ------------   ------------   ------------
                                         SEMICONDUCTORS - 7.6%
                    9,300       9,300    ANADIGICS, Inc. *                                         --        137,175        137,175
       6,150                    6,150    Broadcom Corp. - Class A *                           200,182             --        200,182
                   22,125      22,125    Kopin Corp. *                                             --         88,058         88,058
       6,470        3,250       9,720    MEMC Electronic Materials, Inc. *                    473,733        237,965        711,698
                   10,500      10,500    Silicon Image, Inc. *                                     --         66,885         66,885
                    2,500       2,500    SiRF Technology Holdings, Inc. *                          --         74,525         74,525
                    5,920       5,920    Spreadtrum Communications, Inc. - ADR *                   --         76,486         76,486
                                                                                         ------------   ------------   ------------
                                                                                              673,915        681,094      1,355,009
                                                                                         ------------   ------------   ------------
                                         SOFTWARE - 4.4%
      13,800        6,133      19,933    Activision, Inc. *                                   326,370        145,045        471,415
       7,200                    7,200    BMC Software, Inc. *                                 243,648             --        243,648
                   14,400      14,400    Convera Corp. - Class A *                                 --         41,328         41,328
                   29,500      29,500    OpenTV Corp. - Class A *                                  --         40,120         40,120
                                                                                         ------------   ------------   ------------
                                                                                              570,018        226,493        796,511
                                                                                         ------------   ------------   ------------
                                         TELECOMMUNICATIONS - 6.8%
       3,200                    3,200    Anixter International, Inc. *                        229,920             --        229,920
                    6,530       6,530    Arris Group, Inc. *                                       --         75,095         75,095
      12,900                   12,900    Corning, Inc.                                        313,083             --        313,083
       2,600                    2,600    Millicom International Cellular S.A. *               305,448             --        305,448
                    8,925       8,925    Oplink Communications, Inc. *                             --        134,946        134,946
                   22,150      22,150    Sonus Networks, Inc. *                                    --        152,835        152,835
                                                                                         ------------   ------------   ------------
                                                                                              848,451        362,876      1,211,327
                                                                                         ------------   ------------   ------------

                                         TOTAL COMMON STOCKS (Cost $12,906,098)          $ 11,836,083   $  6,048,331   $ 17,884,414
                                                                                         ------------   ------------   ------------

-----------------------------------------------------------------------------------------------------------------------------------
                                         MONEY MARKET FUNDS - 0.1%
-----------------------------------------------------------------------------------------------------------------------------------
      15,065                   15,065    Evergreen Institutional Money Market -
                                           Class I, 5.04% (a)
                                           (Cost $15,065)                                $     15,065   $         --   $     15,065
                                                                                         ------------   ------------   ------------

                                         TOTAL INVESTMENTS AT VALUE - 100.1%
                                           (Cost $12,921,163)                            $ 11,851,148   $  6,048,331   $ 17,899,479

                                         LIABILITIES IN EXCESS OF OTHER
                                           ASSETS - (0.1)%                                    (29,079)        18,850        (10,229)
                                                                                         ------------   ------------   ------------

                                         NET ASSETS - 100.0%                             $ 11,822,069   $  6,067,181   $ 17,889,250
                                                                                         ============   ============   ============

*     Non-income producing security.
ADR - American Depositary Receipt
(a)   The rate shown is the effective dividend rate at October 31, 2007.

See accompanying notes to financial statements.

NOTES TO COMBINING PRO FORMA FINANCIAL STATEMENTS OF THE CHESAPEAKE
GROWTH FUND AND THE CHESAPEAKE AGGRESSIVE GROWTH FUND
OCTOBER 31, 2007 (UNAUDITED)
================================================================================

1.    DESCRIPTION OF THE FUND

      The Chesapeake Growth Fund (the "Growth Fund") is a diversified series of The Gardner Lewis Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940.

      The   investment   objective  of  the  Growth  Fund  is  to  seek  capital
      appreciation by investing primarily in equity securities of medium and large capitalization companies.

      The Growth Fund's two classes of shares, Institutional shares (sold without any sales loads or distribution fees) and Class A Investor shares (sold without any sales load but subject to a distribution fee up to 0.25% of the average daily net assets attributable to Class A Investor shares), represent interests in the same portfolio of investments, have the same rights and are identical in all material respects except that (1) Class A Investor shares bear expenses of higher distribution fees; (2) certain other class-specific expenses will be born solely by the class to which such expenses are attributable; and (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2.    BASIS OF COMBINATION

      The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of The Chesapeake Aggressive Growth Fund (the "Aggressive Growth Fund"), also a series of the Trust, by the Growth Fund as if such acquisition had taken place as of November 1, 2006. These statements have been derived from the books and records utilized in calculating daily net asset values at October 31, 2007.

      On the pro forma Statement of Operations, certain combined expenses have been adjusted to eliminate redundant charges and to reflect anticipated contractual changes.

      Under the terms of the Agreement and Plan of Reorganization (the "Agreement"), the combination of the Growth Fund and the Aggressive Growth Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The reorganization involves the transfer of substantially all of the assets and stated liabilities of the Aggressive Growth Fund to the Growth Fund in exchange for Institutional shares of the Growth Fund, and the pro-rata distribution of such shares of the Growth Fund to the shareholders of the Aggressive Growth Fund, as provided by the Agreement. Following the acquisition, the Growth Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

      The reorganization is intended to qualify as a tax-free reorganization so that shareholders of the Aggressive Growth Fund will not recognize any gain or loss through the exchange of shares in the reorganization.

NOTES TO COMBINING PRO FORMA FINANCIAL STATEMENTS OF THE CHESAPEAKE
GROWTH FUND AND THE CHESAPEAKE AGGRESSIVE GROWTH FUND (CONTINUED)
OCTOBER 31, 2007 (UNAUDITED)
================================================================================

      The  accompanying  pro  forma  financial  statements  should  be  read  in conjunction with the financial statements of the Growth Fund and Aggressive Growth Fund included in their respective annual reports dated October 31, 2007.

      The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of the Aggressive Growth Fund by the Growth Fund had taken place as of November 1, 2006.

3.    PORTFOLIO VALUATION

      Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board of Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation. A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Fund's normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

4.    CAPITAL SHARES

      The pro forma net asset value per share assumes the issuance of shares of the Growth Fund that would have been issued at October 31, 2007, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of the Aggressive Growth Fund, as of October 31, 2007, divided by the net asset value per share of the Institutional Class shares of the Growth Fund as of October 31, 2007. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at October 31, 2007:

                                  SHARES OF                            TOTAL OUTSTANDING
             CLASS               GROWTH FUND      ADDITIONAL SHARES         SHARES
               OF              PRE-COMBINATION      ASSUMED ISSUED     POST-COMBINATION
             SHARES           OCTOBER 31, 2007    IN REORGANIZATION    OCTOBER 31, 2007
      -------------------     ----------------    -----------------    -----------------
      Institutional Class         383,208              355,429              738,637
      Class A Investor            328,746                   --              328,746

NOTES TO COMBINING PRO FORMA FINANCIAL STATEMENTS OF THE CHESAPEAKE
GROWTH FUND AND THE CHESAPEAKE AGGRESSIVE GROWTH FUND (CONTINUED)
OCTOBER 31, 2007 (UNAUDITED)
================================================================================

5.    FEDERAL INCOME TAXES

      Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, the Growth Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the provision available to certain investment companies, as defined in applicable sections of the Internal Revenue code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

      The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

6.    MERGER COSTS

      Each Fund will bear its own expenses incurred in connection with the reorganization, which is estimated at $37,000.

                                     PART C
                                OTHER INFORMATION

Item 15.    Indemnification

The Amended and Restated Declaration of Trust and Bylaws of the Registrant contain provisions covering indemnification of the officers and trustees. The following are summaries of the applicable provisions.

The Registrant's Amended and Restated Declaration of Trust provides that every person who is or has been a trustee, officer, employee or agent of the Registrant and every person who serves at the trustees' request as director, officer, employee or agent of another enterprise shall be indemnified by the Registrant to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise or is threatened by virtue of his being or having been a trustee, officer, employee or agent of the Registrant or of another corporation, partnership, joint venture, trust or enterprise at the request of the Registrant and against amounts paid or incurred by him in the compromise or settlement thereof.

No indemnification will be provided to a trustee or officer: (i) against any liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"); (ii) with respect to any matter as to which he shall, by the court or other body by or before which the proceeding was brought or engaged, have been finally adjudicated to be liable by reason of disabling conduct; (iii) in the absence of a final adjudication on the merits that such trustee or officer did not engage in disabling conduct, unless a reasonable determination, based upon a review of the facts that the person to be indemnified is not liable by reason of such conduct, is made by vote of a majority of a quorum of the trustees who are neither interested persons nor parties to the proceedings, or by independent legal counsel, in a written opinion.

The rights of indemnification may be insured against by policies maintained by the Registrant, will be severable, will not affect any other rights to which any trustee, officer, employee or agent may now or hereafter be entitled, will continue as to a person who has ceased to be such trustee, officer, employee, or agent and will inure to the benefit of the heirs, executors and administrators of such a person; provided, however, that no person may satisfy any right of indemnity or reimbursement except out of the property of the Registrant, and no other person will be personally liable to provide indemnity or reimbursement except an insurer or surety or person otherwise bound by contract).

Article XIV of the Registrant's Bylaws provides that the Registrant will indemnify each trustee and officer to the full extent permitted by applicable federal, state and local statutes, rules and regulations and the Declaration of Trust, as amended from time to time. With respect to a proceeding against a trustee or officer brought by or on behalf of the Registrant to obtain a judgment or decree in its favor, the Registrant will provide the officer or trustee with the same indemnification, after the same determination, as it is required to provide with respect to a proceeding not brought by or on behalf of the Registrant. This indemnification will be provided with respect to an action, suit proceeding arising from an act or omission or alleged act or omission, whether occurring before or after the adoption of Article XIV of the Registrant's Bylaws.

In addition to foregoing statements, the Registrant has entered into Investment Advisory Agreements with its Advisor and Distribution Agreements with its
Distributor. These agreements provide indemnification for the respective investment advisor, distributor and their affiliates. Some of these persons may also be serving as trustees and officers of the Trust. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Amended and Restated Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 16.    Exhibits

(1)         Amended and Restated Declaration of Trust. (3)

(2)         Amended and Restated By-laws.(3)

(3)         Not Applicable.

(4)         Agreement and Plan of Reorganization.*

(5)         Not Applicable.

(6)(A) Investment Advisory Agreement for The Chesapeake Aggressive Growth Fund between the Registrant and Gardner Lewis Asset Management L.P., as Advisor. (1)

(6)(B) Investment Advisory Agreement for The Chesapeake Growth Fund between the Registrant and Gardner Lewis Asset Management L.P., as Advisor.
            (2)

(6)(C) Investment Advisory Agreement for The Chesapeake Core Growth Fund between the Registrant and Gardner Lewis Asset Management L.P., as Advisor. (5)

(7) Distribution Agreement between the Registrant and Ultimus Fund Distributors, LLC. (9)

(8)         Not Applicable.

(9)         Custody Agreement between the Registrant and U.S. Bank, N.A.(9)

(10)(A) Distribution Plan under Rule 12b-1 for the Registrant regarding The Chesapeake Growth Fund Class A Investor Shares. (4)

(10)(B) Distribution Plan under Rule 12b-1 for the Registrant regarding The Chesapeake Core Growth Fund. (7)

(10)(C)     Amended and Restated Rule 18f-3 Multi-Class Plan. (6)

(11) Opinion and Consent of Husch Blackwell Sanders LLP, Counsel, as to the legality of the securities being registered.*

(12) Opinion and Consent of Husch Blackwell Sanders LLP, Counsel, supporting the tax matters and consequences to shareholders.**

(13)(A) Fund Accounting Agreement between the Registrant and Ultimus Fund Solutions, LLC. (9)

(13)(B) Transfer Agent Agreement and Shareholder Services Agreement between the Registrant and Ultimus Fund Solutions, LLC. (9)

(13)(C) Administration Agreement between the Registrant and Ultimus Fund Solutions, LLC. (9)

(13)(D) Amended and Restated Expense Limitation Agreement between Registrant and Gardner Lewis Asset Management L.P. with respect to The Chesapeake Core Growth Fund. (7)

(13)(E) Expense Limitation Agreement between Registrant and Gardner Lewis Asset Management L.P. with respect to The Chesapeake Growth Fund.
            (9)

(14) Consent of Briggs, Bunting & Dougherty, LLP, Independent Registered Public Accounting Firm.*

(15)        Financial Statements for the Period Ended October 31, 2007. (8)

(16)(A)     Power of Attorney for Jack E. Brinson.*

(16)(B)     Power of Attorney for Theo H. Pitt, Jr.*

(17) Form of Proxy relating to the Special Meeting of Shareholders of Chesapeake Aggressive Growth Fund.*

----------------------

1. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 4 on Form N-1A filed on December 21, 1993 (File No. 33-53800).

2. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 5 on Form N-1A filed on Form N-1A filed on January 27, 1994 (File No. 33-53800).

3. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 7 on Form N-1A filed on February 3, 1995 (File No. 33-53800).

4. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 8 on Form N-1A filed on February 7, 1995 (File No. 33-53800).

5. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 14 on Form N-1A filed on September 3, 1997 (File No. 33-53800).

6. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 19 on Form N-1A filed on April 30, 1999 (File No. 33-53800).

7. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 27 on Form N-1A filed on February 28, 2003 (File No. 33-53800).

8. Incorporated by reference to the Funds' Annual Reports to Shareholders contained in the Registrant's Form N-CSR filed on January 10, 2008 (File No. 811-07324).

9. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 32 on Form N-1A filed on February 28, 2008 (File No. 33-53800).

*     Filed herewith.
**    To be  filed as part of a  post-effective  amendment  to the  registration statement of the Registrant.

Item 17.    Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of City of Chadds Ford, and State of Pennsylvania on the 18th day of April, 2008.


                                       GARDNER LEWIS INVESTMENT TRUST


                                       By: /s/ W. Whitfield Gardner
                                           --------------------------
                                       Name:   W. Whitfield Gardner
                                       Title:  Chairman of the Board of Trustees
                                               and Chief Executive Officer


As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


/s/ Jack E. Brinson*                  Trustee                    April 18, 2008
------------------------------
Jack E. Brinson


/s/ W. Whitfield Gardner              Chairman and Chief         April 18, 2008
------------------------------        Executive Officer
W. Whitfield Gardner


/s/ Theo H. Pitt, Jr.*                Trustee                    April 18, 2008
------------------------------
Theo H. Pitt, Jr.


* By /s/ Tina H. Bloom                                           April 18, 2008
------------------------------
Tina H. Bloom
Attorney in Fact
Pursuant to Powers of Attorney dated April 8, 2008 and filed herewith

                                  EXHIBIT INDEX

Exhibit
-------
Number                                        Description
------                                        -----------
  4         -     Agreement and Plan of Reorganization
 11         -     Opinion and Consent of Husch Blackwell  Sanders LLP,  Counsel,
                  as to the legality of the securities being registered
 14         -     Consent  of  Briggs,  Bunting &  Dougherty,  LLP,  Independent
                  Registered Public Accounting Firm
16(A)       -     Power of Attorney for Jack E. Brinson
16(B)       -     Power of Attorney for Theo H. Pitt, Jr.
17(A)       -     Form of Proxy relating to the Special  Meeting of Shareholders of Chesapeake Aggressive Growth Fund